Exhibit 10.30

WINDERMERE MORTGAGE SERVICES SERIES LLC

AMENDED AND RESTATED

LIMITED LIABILITY COMPANY OPERATING AGREEMENT

(a Delaware Series Limited Liability Company)

Effective

As of

May 1, 2005

i

2. Conversion and Formation	8
2.1 Certificate of Formation	8
2.2 Limited Liability Company and Series Creation	8
2.3 Separate Series Agreement	8
2.4 Additional Series	8
2.5 Assets and Liabilities of Each Series are Separate Unless Otherwise Indicated	9
2.6 Description of Series	10
2.7 Defects as to Formalities	10
2.8 No Partnership Intended for Nontax Purposes	10
2.9 Rights of Creditors and Third Parties	10
2.10 Title to Property	10
2.11 Payments of Individual Obligations	11
2.12 Foreign Qualification	11
2.13 Treatment of Certain Property, Expenses and Liabilities	11
3. Name	11
4. Registered Office; Agent for Service of Process	12
5. Purposes of the Company	12
5.1 Purposes of the Company	12
5.2 Potential Conflicts	12
5.3 Loan Origination and Brokerage Process; Series and Entity Level Functions	12
6. Term	13
7. Rights and Duties of LLC Managers	13
7.1 General Authority and Powers of LLC Managers	13
7.2 Time Devoted to Company; Other Ventures	15
7.3 Liability of LLC Managers to Members and Series of the Company	15
7.4 Indemnification	16
7.5 Duties and Responsibility	17
7.6 Agreements with the LLC Managers	17
7.7 Restrictions on Authority of LLC Managers	18
7.8 HUD Delegation	18
7.9 Duties as to Mortgage Loans Insured by HUD and FHA	18
8. Rights and Duties of Series Managers	19
8.1 General Authority and Powers of Series Managers	19
8.2 Time Devoted to Company; Other Ventures	21
8.3 Liability of Series Managers to Members and Series of the Company	21
8.4 Indemnification	21
8.5 Duties and Responsibility	23
8.6 Agreements with the Series Managers	23
8.7 Restrictions on Authority of Series Managers	24
8.8 Death or Incapacity of a Manager	24
9. Status of Members	24
9.1 No Participation in Management	24
9.2 Limitation of Liability	24
9.3 Company Books	25
9.4 Priority and Return of Capital	25

9.5 Liability of a Member to the Company	25
9.6 Death or Incapacity of Member	25
9.7 Recourse of Members	26
9.8 No Right to Property	26
10. Meetings of Members	26
10.1 Meetings	26
10.2 Place of Meetings	26
10.3 Notice of Meetings	26
10.4 Meeting of All Members	26
10.5 Record Date	27
10.6 Quorum	27
10.7 Manner of Acting	27
10.8 Proxies	27
10.9 Action by Members Without a Meeting	27
10.10 Waiver of Notice	28
11. Contributions to the Company and Capital Accounts	28
11.1 Members’ Capital Contributions	28
11.2 Additional Contributions or Loans	28
11.3 Capital Accounts	28
11.4 Withdrawal or Reduction of Members’ Contributions to Capital	29
12. Allocations and Distributions	29
12.1 Net Income and Net Losses	29
12.2 Allocation Rules	30
12.3 Limitation on Net Loss Allocation	30
12.4 Minimum Gain Chargeback	30
12.5 Qualified Income Offset	30
12.6 Curative Allocations	31
12.7 Tax Allocations; Section 704(c) of the Code	31
12.8 Cash Available for Distribution	31
12.9 Distribution Rules	32
12.10 Limitation Upon Distributions	32
12.11 Accounting Method	33
12.12 Interest on and Return of Capital Contributions	33
12.13 Loans to Company	33
12.14 Records, Audits and Reports	33
12.15 Returns and Other Elections	34
12.16 Tax Matters Partner	34
12.17 Right to Make Section 754 Election	35
13. Company Expenses	35
13.1 Company Administrative Expenses	35
13.2 Company Expenses	35
14. Transferability	36
14.1 Transfer	36
15. Issuance and Transfers of Membership Interests	36
15.1 Additional Members and Assignees	36
15.2 Retroactive Allocations	37
16. Termination of Series; Dissolution and Termination of the Company	37

16.1 Dissolution of the Company	37
16.2 Termination of a Series	38
16.3 Winding Up, Liquidation and Distribution of Assets of a Series Upon Termination of Such Series	39
16.4 Winding Up, Liquidation and Distribution of Assets of the Company Upon Dissolution of the Company	40
16.5 Returns of Contributions Nonrecourse to Other Members	40
17. Resignation and Admission of Series Manager	40
17.1 Resignation of a Series Manager	40
17.2 Death or Incompetency of Series Manager	40
17.3 Removal of a Series Manager	40
17.4 Appointment of a New or Replacement Series Manager	41
18. Resignation and Admission of LLC Manager	41
18.1 Resignation of an LLC Manager	41
18.2 Death or Incompetency of an LLC Manager	41
18.3 Removal of an LLC Manager	41
18.4 Appointment of a New or Replacement LLC Manager	41
19. Special and Limited Power of Attorney	41
20. Amendments	43
21. Miscellaneous	43
21.1 Notices	43
21.2 Binding Effect	43
21.3 Remedies for Breach	43
21.4 Entire Agreement	43
21.5 Waiver of Action for Partition	43
21.6 Captions; Pronouns	43
21.7 Execution of Additional Instruments	44
21.8 Waivers	44
21.9 Rights and Remedies Cumulative	44
21.10 Severability	44
21.11 Creditors	44
21.12 Counterparts	44
21.13 Governing Law	44
21.14 Decisions by Members and Manager	44

Schedules and Exhibits:

Exhibit A-1	-	List of Series Members; Capital Contributions
Exhibit B-l
through B-18	-	List of Property Initially Allocated to Each Series Upon Conversion to Series LLC
Exhibit C	-	List of LLC Managers; List of Series Managers
Exhibit D-l
through D-18	-	Separate Series Agreements (See Section B of Closing Binder Index)
Exhibit E	-	Capital Maintenance Requirement for Each Series
Exhibit F-l	-	Entity Level Functions
Exhibit F-2	-	Series Level Functions

v

AMENDED AND RESTATED

LIMITED LIABILITY COMPANY AGREEMENT OF

WINDERMERE MORTGAGE SERVICES SERIES LLC

THIS AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT (the “Agreement”) is made and entered into as of the 1st day of May, 2005, by and among the members set forth on Exhibit A and amends and restates in its entirety the Limited Liability Company Agreement of Windermere Mortgage Services LLC, a Washington limited liability company dated as of October 14, 2003. The parties desire to operate as a series limited liability company under the laws of the state of Delaware as follows.

The parties hereto agree as follows:

1. Definitions. The following terms used in this Agreement shall have the meanings specified below:

1.1 “Act” means the Delaware Limited Liability Company Act, 6 Del.C. §18-101, et seq., and in particular §18-215 thereunder, as amended from time to time.

1.2 “Agreement” means this Limited Liability Company Agreement of WINDERMERE MORTGAGE SERVICES SERIES LLC, as it may be amended from time to time.

1.3 “Assignee” means a person who has acquired a Member’s Interest in whole or part.

1.4 “Business” shall mean the business activities which the Company and its Series are authorized to engage in pursuant to Section 5.1 of this Agreement.

1.5 “Capital Account” means, with respect to any Series and with respect to any Member, the account maintained for such Member that is associated with such Series in accordance with Section 11.3. A separate Capital Account shall be maintained for each Member’s interest in each Series to the extent such Member has an interest in that Series. In the case of a transfer of an interest, the transferee shall succeed to the Capital Account of the transferor or, in the case of a partial transfer, a proportionate share thereof.

1.6 “Capital Contribution” means, with respect to any Series and with respect to any Member, the total amount of money and the fair market value of all property contributed to the Company with respect to a Series by each Member pursuant to the terms of the Conversion and the Agreement, or contributed thereafter as additional capital. Capital Contribution shall also include any amounts paid directly by a Member to any creditor of any Series of the Company regarding any guarantee or similar obligation undertaken by such Member in connection with the Company’s operations with respect to such Series. Any reference to the Capital Contribution of a Member shall include the Capital Contribution made by a predecessor holder of the interest of such Member.

1.7 “Cash Available for Distribution” means, with respect to a Series, all cash, revenues and funds received by the Company with respect to such Series from such Series’ operations, less the sum of the following to the extent paid or set aside by the Company with respect to such Series: (i) all principal and interest payments on indebtedness of the Company with respect to such Series and all other sums paid to any lender with respect to such Series; (ii) all cash expenditures incurred in the normal operation of the Company’s business with respect to such Series; (iii) the portion of the Company’s unattributed expenses which are allocated to that Series, and (iv) such Reserves as the Members associated with such Series deem reasonably necessary for the proper operation of the Company’s business with respect to such Series.

1.8 “Certificate of Conversion” means the Certificate of Conversion filed on behalf of the Company with the office of the Secretary of State of the State of Delaware pursuant to the Act to convert Windermere Mortgage Services LLC, a Washington Limited Liability Company to Windermere Mortgage Services Series LLC, a Delaware Series Limited Liability Company.

1.9 “Certificate of Formation” means the Certificate of Formation of the Company and any and all amendments thereto and restatements thereof filed on behalf of the Company with the office of the Secretary of State of the State of Delaware pursuant to the Act.

1.10 “Code” means the United States Internal Revenue Code of 1986, as amended. References to specific Code Sections or Treasury Regulations shall be deemed to refer to such Code Sections or Treasury Regulations as they may be amended from time to time or to any successor Code Sections or Treasury Regulations if the Code Section or Treasury Regulation referred to is repealed.

1.11 “Company” means the WINDERMERE MORTGAGE SERVICES SERIES LLC formed and governed by this Agreement and the Act.

1.12 “Company Property” means all the real, personal and intangible property owned by the Company as a whole or any Series of the Company.

1.13 “Conversion” means the conversion of Windermere Mortgage Services LLC, a Washington Limited Liability Company, to a Delaware Series Limited Liability Company, the name of which is Windermere Mortgage Services Series LLC, pursuant to the provisions of Section 18-214 of the Act, the Articles and Plan of Conversion dated as of May 1, 2005, the Certificate of Conversion and the Certificate of Formation filed with the Secretary of State of Delaware.

1.14 “Covered Person” shall have the meaning set forth in Sections 7.4 and 8.4.

1.15 “Deemed Capital Account” means a Member’s Capital Account, as calculated from time to time, adjusted by (i) adding thereto the sum of (A) the amount of such Member’s Mandatory Obligation, if any, and (B) each Member’s share of Minimum Gain (determined after any decreases therein for such year) and (ii) subtracting therefrom (A) allocations of losses and deductions which are reasonably expected to be made as of the end of the taxable year to the Members pursuant to Code Section 704(e)(2), Code Section 706(d) and Treasury Regulation Section 1.751-1 (b)(2)(ii), and (B) distributions which at the end of the taxable year are reasonably expected to be made to the Member to the extent that said distributions exceed offsetting increases to the Member’s Capital Account (including allocations of the Qualified Income Offset pursuant to Section 12.5 but excluding allocations of Minimum Gain Chargeback pursuant to Section 12.4) that are reasonably expected to occur during (or prior to) the taxable years in which such distributions are reasonably expected to be made.

1.16 “Depreciation” means, for any Fiscal Year or other period, an amount equal to the depreciation, amortization, or other cost recovery deduction allowable with respect to an asset for such year or other period, except that if the Gross Asset Value of an asset differs from its adjusted basis for federal income tax purposes at the beginning of such year or other period, Depreciation shall be an amount which bears the same ratio to such beginning Gross Asset Value as the federal income tax depreciation, amortization, or other cost recovery deduction for such year or other period bears to such beginning adjusted tax basis.

1.17 “Dissolution” means the dissolution of Windermere Mortgage Group LLC, a Washington Limited Liability Company and a 50% member of Windermere Mortgage Services LLC, a Washington Limited Liability Company, immediately following the Conversion and the distribution of the Percentage Interests in the Series to the former members of Windermere Mortgage Group LLC in accordance with the Plan of Conversion and the Agreement of Dissolution of WMG unanimously approved by the members of Windermere Mortgage Group LLC.

1.18 “Fiscal Year” means (i) the period commencing upon the Conversion and ending on December 31, 2005, (ii) any subsequent twelve month period commencing on January 1 and ending on December 31, or (iii) any portion of the period described in Clause (ii) of this sentence for which the Company is required to allocate Net Income, Net Losses and other items of Company income, gain, loss or deduction pursuant to Section 12 hereof.

1.19 “Gross Asset Value” means, with respect to any asset associated with a Series, such asset’s adjusted basis for federal income-tax purposes, except as follows:

(i)	the initial Gross Asset Value of any asset contributed by a Member to the Company with respect to a Series shall be the gross fair market value of such asset, as agreed to by Members associated with such Series at the time the asset is contributed;

(ii)

the Gross Asset Value of all Company assets associated with a Series shall be adjusted to equal their respective gross fair market values, as determined by the Managers associated with such Series, as of the following times: (a) the acquisition of an additional interest in the Company with respect to such Series by any new or existing Member in exchange for more than a de minimis Capital Contribution; (b) the distribution by the Company with respect to such Series to a Member of more than a de minimis amount of Company assets associated with such Series as consideration for an interest in the Company; and (c) the liquidation of the Company within the meaning of Treasury Regulation § 1.704-l(b)(2)(ii)(g); provided, however, that adjustments pursuant to Clause (a) and Clause (b) of this sentence shall be made only if Members associated with such

Series holding a Majority Interest in such Series reasonably determine that such adjustments are necessary or appropriate to reflect the relative economic interests of the Members in such Series; and

If the Gross Asset Value of an asset has been determined or adjusted pursuant to Paragraph (i) or Paragraph (ii) above, such Gross Asset Value shall thereafter be adjusted by the Depreciation taken into account with respect to such asset for purposes of computing Net Income and Net Losses.

1.20 “HSB LLC Manager” or “HSB LLC Managers” means those individuals who are appointed as LLC Managers by HSB/WMS pursuant to this Agreement.

1.21 “HSB Series Manager” or “HSB Series Managers” means those individuals who are appointed as Series Managers by HSB/WMS pursuant to this Agreement and the relevant Separate Series Agreement.

1.22 “HSB/WMS” means Homestreet/WMS, Inc., a Washington Corporation. HSB/WMS will be one of the members of each Series established pursuant to this Agreement.

1.23 “Initial Capital Contribution” means, with respect to any Member, the initial contribution to the Company by such Member with respect to a Series pursuant to this Agreement.

1.24 “Interest”, “Membership Interest” or “Company Interest” means, with respect to a Series, the limited liability company interest of a Member at any particular time, including the right of such Member to any and all benefits to which such Member may be entitled as provided in the Agreement and in the Act, together with the obligations of such Member to comply with all the terms and provisions of this Agreement and the Act.

1.25 “LLC Managers” means those persons who are appointed in accordance with this Agreement to exercise the authority of LLC Managers under this Agreement and the Act with respect to the Company, and are admitted by the existing LLC Managers as additional or replacement LLC Managers in accordance with this Agreement and are listed on Exhibit C hereto as LLC Managers. Four of the LLC Managers will at all times be HSB LLC Managers and four of the LLC Managers will at all times be WG LLC Managers. Employees of HomeStreet Bank, HSB/WMS or the Company may not be WG LLC Managers. The initial LLC Managers immediately following the Conversion are as follows:

The HSB LLC Managers are Richard W.H. Bennion, Joan Entickap, Bruce W. Williams and Debra L. Johnson.

The WG LLC Managers are William A. McMahan, Rick A. Menti, Don Riley and Gregory R. Hoff.

1.26 “Majority Interest” means, with respect to a Series, the Membership Interests of one or more Members that in the aggregate exceed 50% of all Percentage Interests owned by Members associated with such Series.

1.27 “Mandatory Obligation” means with respect to a Series the sum of (i) the amount of a Member’s remaining contribution obligation with respect to such Series (including the amount of any Capital Account deficit such Member is obligated to restore upon liquidation) provided that such contribution must be made in all events within ninety (90) days of liquidation of the Member’s interest with respect to such Series as determined under Treasury Regulation Section 1.704-l(b)(2)(ii)(g) and (ii) the additional amount, if any, such Member would be obligated to contribute with respect to such Series as of year end to retire recourse indebtedness of the Company associated with such Series if the Company were to liquidate as of such date and dispose of all of the assets of such Series at book value.

1.28 “Members” means those persons who execute a counterpart of this Agreement and are set forth on Exhibit A hereto, and those persons who are hereafter admitted as members under Section 15.1 below, provided that each Member shall be associated with one or more separate Series as set forth in Exhibit A hereto.

1.29 “Minimum Gain” means the amount determined by computing, with respect to each nonrecourse liability associated with any Series, the amount of gain, if any, that would be realized by the Company with respect to such Series if it disposed of the Company Property associated with such Series subject to such nonrecourse liability in full satisfaction thereof in a taxable transaction, and then by aggregating the amounts so determined. Such gain shall be determined in accordance with Treasury Regulation Section l.704-2(d). Each Member’s share of Minimum Gain with respect to a Series at the end of any taxable year of the of such Series shall be determined in accordance with Treasury Regulation Section 1.704-2(g)(l).

1.30 “Net Income” or “Net Loss” means, with respect to a Series, and for each Fiscal Year, an amount equal to the Company’s taxable income or loss associated with such Series for such Fiscal Year, determined in accordance with § 703(a) of the Code (but including in taxable income or loss, for this purpose, all items of income, gain, loss or deduction associated with such Series that are required to be stated separately pursuant to § 703(a)(l) of the Code), with the following adjustments:

(i)	any income of the Company associated with such Series that is exempt from federal income tax and not otherwise taken into account in computing Net Income or Net Losses pursuant to this definition shall be added to such taxable income or loss;

(ii)	any expenditures of the Company associated with such Series that are described in § 705(a)(2)(B) of the Code (or treated as expenditures described in § 705(a)(2)(B) of the Code pursuant to Treasury Regulation § 1.704-l(b)(2)(iv)(i)) and not otherwise taken into account in computing Net Income or Net Losses pursuant to this definition shall be subtracted from such taxable income or loss;

(iii)	in the event the Gross Asset Value of any Company asset associated with such Series is adjusted in accordance with Paragraph (ii) or Paragraph (iii) of the definition of “Gross Asset Value” above, the amount of such adjustment shall be taken into account as gain or loss from the disposition of such asset for purposes of computing Net Income or Net Losses;

(iv)	gain or loss resulting from any disposition of any asset of the Company associated with such Series with respect to which gain or loss is recognized for federal income-tax purposes shall be computed by reference to the Gross Asset Value of the asset disposed of, notwithstanding that the adjusted tax basis of such asset differs from its Gross Asset Value; and

(v)	in lieu of the depreciation, amortization and other cost recovery deductions taken into account in computing such taxable income or loss, there shall be taken into account Depreciation associated with such Series for such Fiscal Year or other period.

1.31 “Percentage Interest” means, for any Member associated with a Series, such Member’s Percentage Interest in such Series as set forth on Exhibit A attached hereto, which Percentage Interest in such Series may be changed from time to time in accordance with this Agreement.

1.32 “Persons” shall mean any individual or entity, their heirs, executors, administrators, legal representatives, successors, and assigns of such individual or entity where the context so permits.

1.33 “Reserves” means, with respect to a Series, funds set aside or amounts allocated to reserves that shall be maintained in amounts deemed sufficient by the Managers associated with such Series (in consultation with the LLC Managers) for working capital and to pay taxes, insurance, debt service or other costs or expenses incident to the ownership or operation of the business of the Company with respect to such Series, or incident to the liquidation of such Series pursuant to Section 16.3.

1.34	“Separate Series Agreement” has the meaning set forth in Section 2.3.

1.35 “Series” means a designated series of Members and Membership Interests established in accordance with the Act and this Agreement having separate rights, powers or duties with respect to specified Company Property and Business and separate obligations and profits and losses associated with the specified Company Property and Business. Each Series shall have a separate business purpose or objective consistent with Section 5.1 of this Agreement, and, as designated in the Separate Series Agreement, a separate Manager or Managers.

1.36 “Series Manager” means those Member(s) and/or other persons who are appointed in accordance with this Agreement to exercise the authority of Manager under this Agreement and the Act with respect to a Series, and are admitted by the existing LLC Managers as additional or replacement Series Managers in accordance with the Agreement and are listed on Exhibit C hereto as Series Managers. One or more Series Managers will be designated in a Separate Series Agreement for each Series. Each Series shall have two managers, one of which will at all times be a HSB Series Manager and the other of which will at all times be a WG Series Manager. Employees of HomeStreet Bank, HSB/WMS and the Company may not be WG Series

Managers. The initial Series Managers for each Series are set forth in the relevant Series Agreements.

1.37 “Series Property” means all the real, personal and intangible property owned by any Series of the Company. The Series Property initially allocated to each Series is listed on Exhibit B hereto.

1.38 “Tax Matters Partner” has the meaning set forth in Section 12.16.

1.39 “Trade Names” means the trade or fictitious name filings and other filings as a Series may determine is necessary or desirable in connection with the operation of the Series under an appropriate business name.

1.40 “WG LLC Manager” or “WG LLC Managers” means those individuals who are appointed as LLC Managers by the WG Series Members pursuant to this Agreement.

1.41 “WG Series Manager” or “WG Series Managers” means those individuals who are appointed as Series Managers by the WG Series Members pursuant to this Agreement and the relevant Separate Series Agreement.

1.42 “WG Series Member” or “WG Series Members” means all members of a Series other than HSB/WMS. It is anticipated that all of the WG Series Members will be franchisees of, or owners or other affiliates of franchisees of, Windermere Real Estate Services Company, a Washington Corporation.

2. Conversion and Formation. The Members hereby agree to the conversion of Windermere Mortgage Services LLC, a Washington Limited Liability Company, to a Delaware Series Limited Liability Company, the name of which is Windermere Mortgage Services Series LLC, and to operate the Company as a Delaware Series Limited Liability Company under the terms and conditions set forth herein. Except as otherwise provided herein, the rights and liabilities of the Members and the Series shall be governed by the Act.

2.1 Certificate of Formation. Douglas R. Prince and Robert J. Diercks, as authorized persons within the meaning of the Act, and their designated successors, are hereby authorized to execute, deliver and file jointly the Certificate of Conversion to Limited Liability Company and the Certificate of Formation and any all amendments to and restatements of the Certificate of Formation.

2.2 Limited Liability Company and Series Creation. The Members hereby agree that the rights, duties and liabilities of the Members shall be as provided in Section 18-215 of the Act for a limited liability company established in a series, except as otherwise provided herein. The number of series and provisions applicable to each Series shall be determined by the LLC Managers as set forth herein and in the Schedules attached hereto and the Separate Series Agreements approved by the Members of each Series.

2.3 Separate Series Agreement. The terms of each Series shall be as set forth in this

Agreement and as set forth in a separate agreement applicable to such Series (a “Separate Series Agreement”), a copy of which shall be attached as Exhibit D (Series) hereto. The Separate Series Agreement shall be executed by the Series Managers and by the Members associated with such Series. No person shall be accepted as a Member associated with a particular Series unless the Managers of such Series, after a reasonable review of the proposed new Member, reasonably believe that such new Member of such Series has the ability, experience and financial resources needed to function as a Member of the Series, and that admission of the new Member would not violate any law applicable to the Company or any of its Series, or the other Members of the Series and/or their affiliates and would not invalidate any contract or regulatory approval which affects the Company or any of its Series, or the other Members of the Series, or the other Members of the Series and/or their Affiliates. To the extent that a Separate Series Agreement conflicts with this Agreement, this Agreement shall control. If a Member does not participate in a particular Series, such Member will neither (i) have any rights or obligations with respect to or interest in the limited liability company interests corresponding to such Series, nor (ii) have any rights or obligations with respect to the Net Income or Net Losses (or other book items) arising from such Series, nor (iii) share in any distributions relating to such Series.

2.4 Additional Series. Without the need for the consent of any Person, the LLC Managers acting by a seventy-five percent (75%) vote of all LLC Managers may, from time to time, establish additional Series as they may determine in their sole discretion. As established from time to time in accordance with this Agreement, the additional Series shall have separate rights, powers or duties with respect to specified business location, property and profits and losses associated with specified business location and operations. A Member may be a member associated with one or more Series.

2.5 Assets and Liabilities of Each Series are Separate Unless Otherwise Indicated. All existing assets of the Company at the time of the Conversion and all Capital Contributions received by the Company shall be specifically allocated to and held by either the Company as a whole or one of the Series. All Company Property or other assets of each Series, together with all income, earnings, profits and proceeds thereof, including all proceeds derived from the business operation, or the sale, exchange or liquidation of the Company Property held by such Series, and any funds or assets derived from any reinvestment of such proceeds, may be deemed to be Company Property held by and belonging to such Series. Each Series shall be identified by a separate Series name and shall have a corresponding series of limited liability company Interests corresponding to and evidencing membership in such Series. The names and addresses of each Member and their Percentage Interest in the Series shall be set forth on an Exhibit A-l for such Series. Company Property or other assets designated for the Company as a whole, together with all income, earnings, profits and proceeds thereof “which are not allocated to a Series in accordance with this Section 2.5, including all proceeds derived from the business operations attributable to the Company as a whole, or from the sale, exchange or liquidation of Company Property not allocated to a Series, and any funds or assets derived from any reinvestment of such proceeds, shall be deemed to be Company Property held by and belonging to the Company as a whole. The Company Property belonging to a particular Series shall belong to that Series for all purposes and to no other Series, and such Company Property shall be subject only to the rights of the creditors of that Series. The assets belonging to a particular Series shall be recorded upon the books of the Company for the Series and to the extent such Company

Property is deemed to be held by the Company shall be held by the Company and the LLC Managers in trust for the benefit of the Members associated with such Series. The assets belonging to each particular Series shall be charged with the liabilities of that Series. Except as expressly otherwise provided herein, no debt, liability or obligation of a Series shall be a debt, liability or obligation of any other Series. The debts, liabilities and obligations incurred, contracted for or otherwise existing with respect to a Series shall be enforceable against the assets of such Series only and not against any other assets of the Company generally or any other Series and none of the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to the Company generally or any other Series shall be enforceable against the assets of such Series except as specifically provided for herein. Separate and distinct records shall be maintained for each and every Series, and assets associated with any such Series shall be accounted for separately from the other assets of the Company, or any other Series of the Company. The Managers and Members shall not commingle the assets of one Series with the assets of any other Series. All assets, income, proceeds, payments, liabilities and other obligations that are not allocated to or readily identifiable as belonging to or being attributable to a particular Series, including administrative costs and expenses of the Company as a whole, shall be allocated by the Company to the Series by the LLC Managers in such manner as is deemed fair and equitable. Each such allocation by the LLC Managers shall be conclusive and binding on all Members of all Series, for all purposes. Subject to the rights of the Managers in their discretion to allocate general and administrative liabilities, expenses, costs, charges or reserves as herein provided, the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to a particular Series shall be enforceable against the assets of such Series only, and not against the assets of the Company generally or of any other Series. Notice of this contractual limitation on inter-Series liabilities shall be set forth in the Certificate of Formation, and upon the giving of such notice in the Certificate of Formation, the statutory provisions of Section 18-215 of the Act relating to the limitations on inter-Series liabilities shall become applicable to the Company and each Series. Any Person extending credit to, contracting with, or having any claim against any Series may look only to the assets of that Series to satisfy or enforce any debt, liability, obligation or expense incurred, contracted for or otherwise existing with respect to that Series.

2.6 Description of Series. Exhibit A attached hereto shall be updated from time to time as is necessary to reflect accurately the information contained therein, including, without limitation, the establishment of additional Series and the admission of additional Members to the Company associated with existing or additional Series. Any reference in this Agreement to Exhibit A attached hereto for each Series shall be deemed to be a reference to Exhibit A as amended and in effect from time to time.

2.7 Defects as to Formalities. A failure to observe any formalities or requirements of this Agreement or the Act shall not be grounds for imposing personal liability on the Members or Managers for liabilities of the Company or any Series of the Company.

2.8 No Partnership Intended for Nontax Purposes. The Members have formed the Company under the Act, and expressly do not intend hereby to form a partnership under either the Delaware Uniform Partnership Act or the Delaware Revised Uniform Limited Partnership Act or a corporation under the Delaware General Corporation Law. The Members do not intend to be partners one to another, or partners as to any third party. The Members hereto agree and acknowledge that the Company and each separate Series may be treated as a separate partnership for federal income tax and other pertinent purposes.

2.9 Rights of Creditors and Third Parties. This Agreement is entered into among the Company and the Members for the exclusive benefit of the Company, its Members and their successors and assigns. The Agreement is expressly not intended for the benefit of any creditor of the Company or any Series of the Company or any other person. Except and only to the extent provided by the Act, no such creditor or third party shall have any rights under the Agreement or any agreement between the Company and any Member with respect to any Contribution or otherwise.

2.10 Title to Property. All Company Property shall be designated as the property of the Company as a whole or of a particular Series and Company Property designated as the property of a particular Series shall be owned by such Series of the Company and not by the Company generally. No Member shall have any ownership interest in any such Property in the Member’s individual name or right, and each Member’s interest in the Company shall be personal property for all purposes. Except as otherwise provided in this Agreement, each Series of the Company shall hold all Company Property designated as the property of a particular Series in the name of such Series of the Company and not in the name or names of any Member or Members. Any failure to hold any Company Property in the name of a particular Series shall not, however, affect the ownership interest of the particular Series in such Property as long as the property is associated with a particular Series and accounted for separately for such Series on the records of the Company.

2.11 Payments of Individual Obligations. With respect to any Series of the Company, the Series’ credit and assets shall be used solely for the benefit of the Series, and no asset of the Series shall be transferred or encumbered for or in payment of any individual obligation of any Member unless otherwise provided for herein.

2.12 Foreign Qualification. The LLC Managers shall apply for authority to transact business in those jurisdictions where the Company and any Series is required to do so. The Company shall file such other certificates and instruments as may be necessary or desirable in connection with its formation as a Series limited liability company, and its existence and operation, all as determined by the LLC Managers.

2.13 Treatment of Certain Property, Expenses and Liabilities. Notwithstanding any other provision herein, the Members of each Series agree that:

(a) The Company and each of its Series shall be liable for the repayment of any warehouse loan or similar financing arrangement obtained by the Company.

(b) The Company and each of its Series shall be liable (vis-à-vis the buyer of the loan) for any repurchase or reimbursement obligations pertaining to loans sold to or guaranteed by FNMA, FHLMC, HUD, the FHA or the VA. However, if the repurchase obligation is attributable to the acts or omissions of a particular Series, then that Series shall reimburse the Company and the other Series for the repurchase amount and for any losses which the Company or the other Series suffer as a result of the repurchase.

(c) All loans made or brokered in the course of the Company’s business and in the name of the Company shall be deemed to have been made or brokered on behalf of the Company by the Series that originated the loan, notwithstanding that title to the loan may be in the name of the Company. All interest, fee and other income from loans that are originated by a Series are the property of that Series and shall be allocated to the Series that originated the loan in question. And all expenses associated with the making of such loans, including a pro-rata share of overhead expenses, and all non-cash items such as depreciation, shall be allocated to the Series that originated the loan in question in a manner that the Managers determine is fair and equitable and in compliance with applicable law.

3. Name. The name of the Company shall be WINDERMERE MORTGAGE SERVICES SERIES LLC. The LLC Managers may from time to time change the name of the Company or adopt such trade or fictitious names as they may determine to be appropriate.

4. Registered Office; Agent for Service of Process. The registered office of the Company in the State of Delaware shall be at 9 East Loockerman Street, Suite IB, Dover, Delaware 19901. The name and the address of the registered agent of the limited liability company required to be maintained by Section 18-104 of the Delaware Limited Liability Company Act are National Registered Agents, Inc., 9 East Loockerman Street, Suite IB, Dover, Delaware 19901. The Company may maintain offices at such places as the LLC Managers may determine to be appropriate.

5. Purposes of the Company.

5.1 Purposes of the Company. The purpose and general character of the business of the Company and of each Series is:

(a) To acquire, hold, operate and dispose of assets, including personal property;

(b) To make, broker, acquire, service and sell residential mortgage loans and other debt instruments;

(c) To employ mortgage lending and mortgage brokerage professionals and related personnel;

(d) To transact any and all lawful business consistent with the foregoing purposes for which a limited liability company may be formed under the Act; and

(e) To transact all business necessary, appropriate, advisable, convenient or incidental to any of the foregoing provisions.

The Company and each Series shall have the power to do any or all of the acts necessary,

appropriate, advisable, incidental or convenient to or for the furtherance of the purposes and business described herein and for the protection or benefit of the Company and each Series. The Company and each Series shall have any or all of the powers that may be exercised on behalf of the Company or such Series by any Person.

5.2 Potential Conflicts. Each of the Members acknowledges and consents to the fact that the business and properties of a Series may be deemed to be in competition with the business and properties of another Series. The Managers of any Series are authorized to act to utilize the assets, rights and obligations in a manner that is in the best interests of that Series, irrespective of the effect of such actions on other Series.

5.3 Loan Origination Process; Series and Entity Level Functions.

5.3.1 Origination. Each individual Series shall have the authority, on behalf of the Company, to originate loans that will be funded in the Company’s name or brokered by the Company to third parties. The loans will be deemed to have been made or brokered by the Company for the account of the Series that originated the loan in question, and all income and expenses associated with the loan shall be allocated by the Managers to the Series that originated the loan in accordance with the provisions of this Agreement.

5.3.2 Work Functions. In connection with the making and brokerage of loans, the functions listed on Exhibit F-l (“Entity Level Functions”) shall be performed by the Company at the expense of the Series, and the functions listed on Exhibit F-2 for each Series (“Series Level Functions”) shall be performed by the Series at its own expense. A portion of the Entity Level Functions may be contracted out to third parties at the discretion of the LLC Managers and in compliance with applicable legal requirements. However, the Series Level Functions must be performed by employees of the Series.

6. Term. The term of the Company as set forth in this Amended Agreement shall commence on the date of the filing of the Certificate of Formation for the Company in the office of the Delaware Secretary of State, and shall continue in perpetuity, unless sooner dissolved, wound up and terminated in accordance with the provisions of this Agreement and the Act.

7. Rights and Duties of LLC Managers.

7.1 General Authority and Powers of LLC Managers. Except as provided in Section 7.7, the LLC Managers shall have the exclusive right and power to manage, operate and control the general business and operations of the Company which is not attributable to the business of a particular Series, provided that the separate Series Managers of each Series, as designated in a Separate Series Agreement for such Series, shall have the right and power to manage, operate and control the business of such Series of the Company and to do all things and make all decisions necessary or appropriate to carry on the business and affairs of the Series of the Company. All decisions involving the administration of the Company as a whole, and not attributable to the business of a particular Series, shall require the approval of seventy-five percent (75%) of the LLC Managers. The authority of the LLC Managers shall include, but shall not be limited to, the following powers, over the business and operations of the Company which are not attributable to one or more particular Series:

(a) To spend and commit the capital and revenues of the Company;

(b) To allocate the capital, revenues and expenses of the Company to one or more particular Series;

(c) To manage, develop, improve, operate and dispose of the Company loans and mortgages and other debt instruments and properties of any of the Company or any particular Series;

(d) To give all authorizations, consents or other approvals required or permitted of a Series, or which a customer of a Series has delegated to the Series, or similar authorizations pursuant to any loan, debt, borrower or ownership documents, titles, leases, debt instruments, security instruments or other documents related to the business of the Series or with respect to the Series assets;

(e) Upon the majority vote of the LLC Managers, to sell or otherwise dispose of the assets attributable to the Company as a whole, in the normal course of business as part of a single transaction or plan as long as such disposition is not in violation of or a cause of a default under any other agreement to which a Series or the Company may be bound;

(f) To employ persons or entities for the general and administrative operation and management of the Company as a whole, and to employ outside attorneys and accountants;

(g) To acquire, lease and sell personal and/or real property, hire and fire employees, and to do all other acts necessary, appropriate or helpful for the general and administrative operation and management of the Company as a whole;

(h) To execute, acknowledge and deliver any and all instruments to effectuate any of the foregoing powers and any other powers granted the LLC Managers under the laws of the state of Delaware or other provisions of this Agreement;

(i) To enter into and to execute agreements for employment or services, as well as any other agreements and all other instruments the LLC Managers deem necessary or appropriate to the operations of the business of the Company as a whole and to effectively and properly perform its duties or exercise its powers hereunder;

(j) To borrow money on a secured or unsecured basis (including one or more “Warehouse Loans”) from individuals, banks and other lending institutions in connection with the business of the Series, to meet obligations of the Series, provide Series working capital and for any other purpose of such Series of the Company, and to execute promissory notes, security agreements and assignments on behalf of the Series, and such other security instruments as a borrower or lender of funds may require, to secure borrowings or repayment of such borrowings; provided, that no individual, bank or other lending institution to which the LLC Managers apply for a loan shall be required to inquire as to the purpose for which such loan is sought, and as between the such Series of the Company and such individual, bank or other lending institution, it shall be conclusively presumed that the proceeds of such loan are to be, and will be, used for purposes authorized under the terms of this Agreement;

(k) To enter into, such agreements and contracts and to give such receipts, releases and discharges, with respect to the business of the Company as a whole, as the LLC Managers, in their sole discretion, deem advisable or appropriate;

(1) To purchase, at the expense of the Series of the Company, such liability and other insurance as the LLC Managers, in their sole discretion, deem advisable to protect the Company’s and each Series of the Company’s assets and business; however, the LLC Managers shall not be liable to such Series of the Company or the other Members for failure to purchase any insurance;

(m) To sue and be sued, complain, defend, settle and/or compromise, with respect to any claim in favor of or against the Company or the Series of the Company, in the name and on behalf of the Company and such Series of the Company; and

(n) To appoint certain officers and operating officers of the LLC Managers to act on behalf of the Company, and such persons, subject to the provisions of this Agreement, may generally supervise and control the day-to-day business and affairs of the Company and execute documents on behalf of the Company in accordance with the powers delegated to such officers. Such officers may sign contracts, agreements or other instruments for the Company, the Series and on behalf of the LLC Managers. Each officer shall hold office until a successor shall have been appointed by the LLC Managers or the office eliminated or such officer is otherwise removed by the LLC Managers, with or without cause, all in the sole discretion of the LLC Managers.

The LLC Managers, to the extent of their powers set forth in this Agreement are agents of the Company with respect to the Company and such applicable Series as is appropriate for the purposes of the Company’s and such Series’ business, and the actions of any LLC Manager taken in accordance with such powers shall bind the Company and such Series. Any document or instrument required or permitted to be entered into and performed by the LLC Managers on behalf of a Series may be executed and delivered by any LLC Manager, or by any other Person (including any Member) authorized by the LLC Managers of a Series to enter into and perform such document or instrument on behalf of the Company or the Series.

7.2 Time Devoted to Company; Other Ventures. The LLC Managers shall devote so much of their time to the business of the Company as in their judgment the conduct of the Company’s business reasonably requires. The LLC Managers may engage in business ventures and activities of any nature and description independently or with others, whether or not in competition with the business of such Series of the Company, and shall have no obligation to disclose business opportunities available to them, and neither the Company nor any of the other Members shall have any rights in and to such independent ventures and activities or the income or profits derived therefrom by reason of their ownership of interests in the Series of the Company. To the fullest extent permitted by applicable law, this Section 7.2 is intended to modify any provisions or obligations of the Act to the contrary and each of the Members, the Company and the Series of the Company hereby waives and releases any claims they may have under the Act with respect to any such activities or ventures of the LLC Managers.

7.3 Liability of LLC Managers to Members and Series of the Company. In carrying out their duties and exercising the powers hereunder, the LLC Managers shall exercise reasonable skill, care and business judgment. A Manager shall not be liable to the Company, the Series or the Members for any act or omission performed or omitted by them in good faith pursuant to the authority granted to them by this Agreement as a Manager or Tax Matters Partner (as defined in the Code) unless such act or omission constitutes fraud, deceit, gross negligence, willful misconduct or a wrongful taking by such Manager.

7.4 Indemnification.

(a) The Company and the Series, if applicable to the Company as a whole or the relevant Series if applicable to one or more Series shall indemnify and hold harmless the LLC Managers and any designated officers of the LLC Managers from any loss or damage, including attorneys’ fees actually and reasonably incurred by the Manager, by reason of any act or omission performed or omitted by them on behalf of the Company as a whole, a Series or in furtherance of the Company’s or a Series’ interests or as Tax Matters Partner to the fullest extent permitted by applicable law; however, such indemnification or agreement to hold harmless shall be recoverable only out of the assets of the Company and the relevant Series and not from the Members. The foregoing indemnity shall extend only to acts or omissions performed or omitted by an LLC Manager or officer in good faith and in the belief that the acts or omissions were in the Company’s interest and/or the interests of the relevant Series or not opposed to the best interests of the Company and/or the interests of the relevant Series. The determination by a majority of the LLC Managers as to whether indemnification provided for in this Section 7.4 shall be relevant to the Company as a whole and/or shall be relevant to one or more specific Series shall be conclusive as to the party’s obligation to provide such indemnification.

(b) To the fullest extent permitted by applicable law, any affiliate of an LLC Manager, any officers, directors, shareholders, partners, members, employees, representatives or agents of such LLC Manager, or their respective affiliates (each, a “Covered Person”) shall be entitled to indemnification from the Company and/or the relevant Series for any loss, damage or claim incurred by such Covered Person by reason of any act or emission performed or omitted by such Covered Person in good faith on behalf of the Company as a whole and/or the relevant Series, and in a manner reasonably believed to be within the scope of authority conferred on such Covered Person by this Agreement, except that no Covered Person shall be entitled to be indemnified in respect of any loss, damage or claim incurred by such Covered Person by reason of fraud, deceit, gross negligence, willful misconduct or a wrongful taking with respect to such acts or omissions; provided, however, that any indemnity under this Section 7.4 shall be provided out of and to the extent of the assets of the Company or the relevant Series only, and no Member shall have any personal liability on account thereof.

(c) The Company may purchase and maintain insurance, to the extent and in such amounts as a majority of the LLC Managers shall deem reasonable, against any liability that may be asserted against or expenses that may be incurred by the LLC Managers or any Covered Person in connection with the activities of the Company including activities of the Series. The Company may enter into indemnity contracts with the Managers and Covered Persons and such other Persons as the LLC Managers shall determine and adopt written procedures pursuant to which arrangements are made for the advancement of expenses and the funding of obligations under this Section 7.4 and containing such other procedures regarding indemnification as are appropriate.

(d) An LLC Manager or Covered Person may rely and shall incur no liability in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, debenture, paper, document, signature or writing reasonably believed by it to be genuine, and may rely on a certificate signed by an officer of a Person in order to ascertain any fact with respect to such Person or within such Person’s knowledge and may rely on an opinion of counsel selected by such LLC Manager or Covered Person with respect to legal matters unless such LLC Manager or Covered Person acts in bad faith.

(e) The indemnification provided by this Section 7.4 shall be in addition to any other rights to which an LLC Manager or covered Person may be entitled under any agreement, by law or vote of the members as a matter of law or otherwise, and shall continue as to an LLC Manager or Covered Person who has ceased to serve in such capacity and shall inure to the benefit of the heirs, successors, assigns and administrators of the LLC Manager or Covered Person.

(f) The provisions of this Section 7.4 are for the benefit of the LLC Managers and Covered Persons and their heirs, successors, assigns, administrators and personal representatives and shall not be deemed to be for the benefit of any other Person. The provisions of this Section 7.4 shall not be amended in any way that would adversely affect an LLC Manager or Covered Person without the consent of such LLC Manager or Covered Person.

7.5 Duties and Responsibility. The designated LLC Managers shall have a fiduciary responsibility for the safekeeping and use of all funds and assets of the Company and the Series for which they are responsible, and all such funds and assets shall be used in accordance with the terms of this Agreement. Notwithstanding the foregoing sentence, to the extent that, at law or in equity, an LLC Manager or Covered Person has duties (including fiduciary duties) and liabilities relating thereto to the Company, any Series or to any Member, any such LLC Manager or Covered Person acting under this Agreement shall not be liable to the Company, any Series or to any Member for its good faith reliance on the provisions of this Agreement. The provisions of this Agreement, to the extent that they restrict the duties and liabilities of an LLC Manager or Covered Person otherwise existing at law or in equity, are agreed by the Members to replace such other duties and liabilities of such LLC Manager or Covered Person.

7.6 Agreements with the LLC Managers.

(a) All Members recognize that the Series of the Company will enter into agreements from time to time with the LLC Managers or their affiliates and with Members or their affiliates for services in connection with development and operation of its Series business.

(b) With respect to any other agreement between the Company or any Series of the Company and the LLC Managers, Members, or their affiliates, the Members hereby agree and consent that such agreements shall provide for normal and competitive fees to be paid by such Series of the Company, representing reasonable profit and overhead allowances to the contracting parties.

(c) The duty of the LLC Managers to the Series of the Company and to the Members with respect to the negotiation, execution, delivery, administration, amendment and termination of agreements described in Sections 7.6(a) through 7.6(b) shall be to act in good faith and in a commercially reasonable manner as established by applicable usages of trade.

(d) The foregoing provisions are specifically included herein for the benefit of the Series of the Company and all the Members to enable such Series of the Company to operate efficiently and expeditiously, consistent with the standards set forth, and the Members hereby waive and release any claims they may have under the Act for any contracts or agreements entered into by the LLC Managers which are consistent with the provisions of this Section 7.6.

7.7 Restrictions on Authority of LLC Managers. The following decisions with respect to the Company shall require the written consent of all LLC Managers and of 90% of the Series. In the event any of the following actions are proposed, the LLC Managers shall provide written notice of the proposed action to all Members, which notice period shall not be less than 20 days, during which time the Members shall be entitled to consult with the LLC Managers regarding the proposed action.

(i) The dissolution and winding up of the Company;

(ii) The sale, exchange or other transfer of all or substantially all the assets of the Company as a whole other than in the ordinary course of business and except as provided in Section 10; or

(iii) A material change in the nature of the business of the Company.

7.8 HUD Delegation. The LLC Managers shall delegate to the senior mortgage loan operating officer of the Company, all responsibility for, and authority over, the Company and Series loan origination and servicing operations relating to mortgage loans insured by or under insurance programs of HUD and FHA. The senior mortgage loan operating officer of the Company will be responsible for, and will have authority over, the Company and Series loan origination and servicing operations relating to mortgage loans insured by or under insurance programs of HUD and FHA, including, but not limited to, the employment and training by the

Company and Series of personnel competent to perform assigned responsibilities relating to loan origination, servicing and collection activities to the extent that the Company and Series engage in such activities. The senior mortgage loan operating officer of the Company must devote such officer’s full time to the operations of the Company and its Series, and must satisfy all statutory and regulatory requirements, (including, but not limited to, requirements as to training and experience) from time to time applicable for a senior officer of the Company as an approved mortgagee of mortgage loans insured by or under insurance programs of HUD and FHA.

7.9 Duties as to Mortgage Loans Insured by HUD and FHA. The LLC Managers shall, or shall cause the Company to, give immediate notice to HUD and FHA of (a) any change in the identity of the Person who holds the office of senior mortgage loan operating officer of the Company and (b) any amendment or other modification of this Agreement that may affect the conduct of the business affairs of the Company or its Series relating to mortgage loans insured by, or under insurance programs of HUD and FHA. Prior to any dissolution of the Company pursuant to Section 15, the LLC Managers must cause the Company to transfer to a mortgagee approved by HUD and FHA any and all mortgage loans that are then held by the Company and insured by HUD and FHA.

8. Rights and Duties of Series Managers.

8.1 General Authority and Powers of Series Managers. Except as provided in Section 8.7, the separate Series Managers of each Series, as designated in a Separate Series Agreement for such Series, shall have the exclusive right and power to manage, operate and control the business of such Series of the Company and to do all things and make all decisions necessary or appropriate to carry on the business and affairs of the Series of the Company. All decisions required to be made by the Series Managers with respect to a Series shall require the approval of all Series Managers designated for such Series, except as otherwise provided in this Agreement, the Separate Series Agreement or as such Series Managers shall otherwise unanimously agree. Only Series Managers associated with a Series shall direct, manage, control, act for or execute contracts, agreements or other documents with respect to the business and affairs of such Series, and no approvals, consents or other authorizations of any LLC Manager, or Series Manager or Member not specifically associated with a Series shall be required in connection with the business or assets of such Series, except as otherwise set forth in this Agreement. The authority of the Series Managers shall include, but shall not be limited to, the following powers, over their respective Series of the Company:

(a) To spend and commit the capital and revenues of such Series of the Company;

(b) To manage, develop, operate and dispose of the Series Properties including loans, mortgages and other debt instruments of any of such Series;

(c) To give all authorizations, consents or other approvals required or permitted of a Series, or which a customer of a Series has delegated to the Series, or similar authorizations pursuant to any loan, debt, borrower or ownership documents, titles, leases, debt instruments, security instruments or other documents related to the business of the Series or with respect to the Series assets;

(d) To sell or otherwise dispose of all or substantially all of the assets of such Series as part of a single transaction or plan as long as such disposition is not in violation of or a cause of a default under any other agreement to which such Series or the Company may be bound;

(e) To employ persons or entities for the operation and management of the business of such Series and for the operation and development of the property of such Series of the Company;

(f) To acquire, lease and sell personal and/or real property, hire and fire employees, and to do all other acts necessary, appropriate or helpful for the operation of the business of such Series of the Company;

(g) To execute, acknowledge and deliver any and all instruments to effectuate any of the foregoing powers and any other powers granted the Series Managers under the laws of the state of Delaware or other provisions of this Agreement;

(h) To enter into and to execute agreements for employment or services, as well as any other agreements and all other instruments the Series Managers deem necessary or appropriate to operate such Series of the Company’s business and to operate and dispose of such Series of the Company’s properties or to effectively and properly perform its duties or exercise its powers hereunder;

(i) Provided such borrowing does not create a default under any agreement to which the Company as a whole or the Series is a party, to borrow money on a secured or unsecured basis from individuals, banks and other lending institutions to finance the business of such Series, to meet other obligations of such Series, provide Series working capital and for any other purpose of such Series of the Company, and to execute documents as a lender of funds may require, to secure repayment of such borrowings;

(j) To enter into such agreements and contracts and to give such receipts, releases and discharges, with respect to the business of such Series of the Company, as the Series Managers, in their sole discretion, deem advisable or appropriate;

(k) To purchase, at the expense of such Series of the Company, such liability and other insurance as the Series Managers, in their sole discretion, deem advisable to protect such Series of the Company’s assets and business; however, the Series Managers shall not be liable to such. Series of the Company or the other Members for failure to purchase any insurance;

(l) To file appropriate Trade Names and operate the Series business under such Trade Name authorization.

(m) To sue and be sued, complain, defend, settle and/or compromise, with respect to any claim in favor of or against such Series of the Company, in the name and on behalf of such Series of the Company; and

(n) To appoint certain officers and operating officers of the Series Manager to act on behalf of the Series, and such persons, subject to the provisions of this Agreement, may generally supervise and control the day-to-day business and affairs of the Series and execute documents on behalf of the Series in accordance with the powers delegated to such officers. Such officers may sign contracts, agreements or other instruments for the Company to the extent clearly attributable to the sole business of the Series and designated as such and on behalf of the Series Managers. Each officer shall hold office until a successor shall have been appointed by the Series Managers or the office eliminated or such officer is otherwise removed by the Series Managers, with or without cause, all in the sole discretion of the Series Managers. The salary and other remuneration, if any, of each officer, as an officer of the Series, will be fixed and adjusted from time to time by the Series Managers, and no officer will be prevented from receiving such salary or other remuneration by reason of the fact that such officer also is a Manager of the Company. The appointment of an officer does not of itself create contract rights.

The Series Managers, to the extent of their powers set forth in this Agreement and any applicable Separate Series Agreement, are agents of the Company solely with respect to such applicable Series of the purpose of the Company’s and such Series’ business, and the actions of any Manager taken in accordance with such powers shall bind the Company with respect to such Series to the extent clearly attributable to the sole business of the Series and designated as such. Any document or instrument required or permitted to be entered into and performed by the Series Managers of a Series may be executed and delivered by any Manager of such Series, or by any other Person (including any Member) authorized by the Series Managers of a Series to enter into and perform such document or instrument on behalf of such Series.

8.2 Time Devoted to Company; Other Ventures. The Series Managers shall devote so much of their time to the business of their respective Series of the Company as in their judgment the conduct of such Series of the Company’s business reasonably requires. The Series Managers and the Members may engage in business ventures and activities of any nature and description independently or with others, whether or not in competition with the business of such Series of the Company, and shall have no obligation to disclose business opportunities available to them, and neither the Company nor any of the other Members shall have any rights in and to such independent ventures and activities or the income or profits derived therefrom by reason of their acquisition of interests in such Series of the Company. To the fullest extent permitted by applicable law, this Section 8.2 is intended to modify any provisions or obligations of the Act to the contrary and each of the Members, the Company and such Series of the Company hereby waives and releases any claims they may have under the Act with respect to any such activities or ventures of the Series Managers or other Members.

8.3 Liability of Series Managers to Members and Series of the Company. In carrying out their duties and exercising their powers hereunder, the Series Managers shall exercise reasonable skill, care and business judgment. A Series Manager shall not be liable to the Company or their respective Series of the Company or the Members for any act or omission performed or omitted by such Series Manager in good faith pursuant to the authority granted to such Series Manager by this Agreement as a Series Manager unless such act or omission constitutes fraud, deceit, gross negligence, willful misconduct or a wrongful taking by such Series Manager.

8.4 Indemnification.

(a) Each Series of the Company shall indemnify and hold harmless the Members of such Series, the designated Series Managers and any designated officers of the Series Managers responsible for such Series from any loss or damage, including attorneys’ fees actually and reasonably incurred by them, by reason of any act or omission performed or omitted by them on behalf of such Series of the Company or in furtherance of such Series of the Company’s interests or as Tax Matters Partner to the fullest extent permitted by applicable law; however, such indemnification or agreement to hold harmless shall be recoverable only out of the assets of the such Series of the Company and not from the Members. The foregoing indemnity shall extend only to acts or omissions performed or omitted by a Member, Series Manager or officers in good faith and in the belief that the acts or omissions were in such Series of the Company’s interest or not opposed to the best interests of such Series of the Company.

(b) To the fullest extent permitted by applicable law, any affiliate of a Member or Manager of a Series, any officers, directors, shareholders, partners, members, employees, representatives or agents of such Member or Manager, or their respective affiliates, or any employee or agent of such Series (each, a “Covered Person”) shall be entitled to indemnification from such Series for any loss, damage or claim incurred by such Covered Person by reason of any act or emission performed or omitted by such Covered Person in good faith on behalf of such Series and in a manner reasonably believed to be within the scope of authority conferred on such Covered Person by this Agreement and any Separate Series Agreement, except that no Covered Person shall be entitled to be indemnified in respect of any loss, damage or claim incurred by such Covered Person by reason of fraud, deceit, gross negligence, willful misconduct or a wrongful taking with respect to such acts or omissions; provided, however, that any indemnity under this Section 8.4 shall be provided out of and to the extent of the assets of the such Series only, and no Covered Person or any other Series shall have any personal liability on account thereof.

(c) A Series may purchase and maintain insurance, to the extent and in such amounts as the Series Managers associated with such Series shall deem reasonable, on behalf of Covered Persons and such other Persons as the Series Managers associated with such Series shall determine, against any liability that may be asserted against or expenses that may be incurred by any such Person in connection with the activities of such Series or such indemnities, regardless of whether such Series would have the power to indemnify such Person against such liability under the provisions of this Agreement. A Series may enter into indemnity contracts with Covered Persons and such other Persons as the Members associated with such Series shall determine and adopt written procedures pursuant to which arrangements are made for the advancement of expenses and the funding of obligations under this Section 8.4 and containing such other procedures regarding indemnification as are appropriate.

(d) A Member, Manager or Covered Person may rely and shall incur no liability in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, paper, document, signature or writing reasonably believed by it to be genuine, and may rely on a certificate signed by an officer of a Person in order to ascertain any fact with respect to such Person or within such Person’s knowledge and may rely on an opinion of counsel selected by such Member, Manager or Covered Person with respect to legal matters unless such Member, Manager or Covered Person acts in bad faith.

(e) The indemnification provided by this Section 8.4 shall be in addition to any other rights to which a Member, Manager or covered Person may be entitled under any agreement, by law or vote of the members as a matter of law or otherwise, and shall continue as to a Member, Manager or Covered Person who has ceased to serve in such capacity and shall-inure to the benefit of the heirs, successors, assigns and administrators of a Member, Manager or Covered Person.

(f) The provisions of this Section 8.4 are for the benefit of the Members, Series Managers and Covered Persons and their heirs, successors, assigns, administrators and personal representatives and shall not be deemed to be for the benefit of any other Person. The provisions of this Section 8.4 shall not be amended in any way that would adversely affect a Member, Manager or Covered Person without the consent of such Member, Manager or Covered Person.

8.5 Duties and Responsibility. The designated Series Managers shall have a fiduciary responsibility for the safekeeping and use of all funds and assets of the Series of the Company for which they are responsible, and all such funds and assets shall be used in accordance with the terms of this Agreement Notwithstanding the foregoing sentence to the extent that at law or in equity a Member Manager or Covered Person has duties (including fiduciary duties) and liabilities relating thereto to the Company, any Series or to any Member, any such Member, Manager or Covered Person acting under this Agreement shall not be liable to the Company, any Series or to any Member for its good faith reliance on the provisions of this Agreement. The provisions of this Agreement, to the extent that they restrict the duties and liabilities of a Member, Manager or Covered Person otherwise existing at law or in equity, are agreed by the Members to replace such other duties and liabilities of such Member, Manager or Covered Person.

8.6	Agreements with the Series Managers.

(a) All Members recognize that the Series of the Company will enter into agreements from time to time with the Series Managers or their affiliates for services in connection with development and operation of its Series business.

(b) With respect to any other agreement between the Company or any Series of the Company and the Series Managers, or their affiliates, the Members hereby agree and consent that such agreements shall provide for normal and competitive fees to be paid by such Series of the Company, representing reasonable profit and overhead allowances to the contracting parties.

(c) The duty of the Series Managers to the Series of the Company and to the Members with respect to the negotiation, execution, delivery, administration, amendment and termination of agreements described in Sections 8.6(a) through 8.6(b) shall be to act in good faith and in a commercially reasonable manner as established by applicable usages of trade.

(d) The foregoing provisions are specifically included herein for the benefit of the Series of the Company and all the Members to enable such Series of the Company to operate efficiently and expeditiously, consistent with the standards set forth, and the Members hereby waive and release any claims they may have under the Act for any contracts or agreements entered into by the Series Managers which are consistent with the provisions of this Section 8.6.

8.7 Restrictions on Authority of Series Managers. The following decisions with respect to any Series of the Company shall require the written consent of all Series Managers designated as responsible for such Series and of Members holding two-thirds of the Percentage Interests in such Series of the Company. In the event any of the following actions are proposed, the Series Managers shall provide written notice of the proposed action to all Members associated with such Series, which notice period shall not be less than 20 days, during which time the Members shall be entitled to consult with the Series Managers regarding the proposed action.

(i) The sale, exchange or other transfer of all or substantially all the assets of such Series of the Company other than in the ordinary course of business; or

(ii) A material change in the nature of the business of such Series of the Company.

8.8 Death or Incapacity of a Manager. Notwithstanding any other provision of this Agreement, the death, incompetency, withdrawal, expulsion, bankruptcy or dissolution of a Member, or the occurrence of any other event which terminates the continued membership of such Member in a Series of the Company, shall not, in and of itself, cause a dissolution of the such Series of the Company and such Series of the Company shall continue as a Series thereof.

9. Status of Members.

9.1 No Participation in Management. Except as specifically provided herein, no Member shall take part in the conduct or control of the Company or any Series of the Company business or the management of such Series of the Company, or have any right or authority to act for or on the behalf of, or otherwise bind, such Series of the Company (except a Member who may also be a Manager and then only in such Member’s capacity as a Manager within the scope of such Member’s authority hereunder).

9.2 Limitation of Liability. No Member shall have, solely by virtue of such Member’s status as a Member of the Company or a Series of the Company, any personal liability whatever,

whether to such Series of the Company, to any Members or to the creditors of the Company or any Series of the Company, for the debts or obligations of the Company or any Series of the Company or any of its losses beyond the amount contributed by such Member to the capital of such Series of the Company, except as otherwise required by the Act.

9.3 Company Books.

(a) Upon reasonable written request, each LLC Manager and each Series Manager shall have the right, at a time during ordinary business hours, to inspect and copy, the books and records of the Company.

(b) Upon reasonable written request, each LLC Manager shall have the right, at a time during ordinary business hours, to inspect and copy, the books and records of any Series for any purpose reasonably related to the Company’s interest with respect to such Series.

(c) Upon reasonable written request, each LLC Manager associated with a Series shall have the right, at a time during ordinary business hours, to inspect and copy, the books and records of such Series for any purpose reasonably related to such Series.

(d) Upon reasonable written request, each Member associated with a Series shall have the right, at a time during ordinary business hours, to inspect and copy, at the requesting Member’s expense, the books and records of such Series for any purpose reasonably related to such Member’s interest with respect to such Series.

9.4 Priority and Return of Capital. Except as may be expressly provided in Section 11, no Member associated with a Series shall have priority over any other Member associated with such Series, either as to the return of Capital Contributions or as to Net Income, Net Losses or distributions; provided that this Section 8.5 shall not apply to loans made to the Company by a Member with respect to a Series.

9.5 Liability of a Member to the Company. A Member who receives a distribution from the Company with respect to a Series is liable to the Company with respect to such Series or to others only to the extent required by the Act and other applicable law.

9.6 Death or Incapacity of Member. The death, incompetency, withdrawal, expulsion, bankruptcy or dissolution of a Member, or the occurrence of any other event which terminates the continued membership of a Member in a Series of the Company, shall not, in and of itself, cause a dissolution of such Series or of the Company. Upon the occurrence of such event, the rights of such Member to share in the Net Income and Net Loss of such Series of the Company, to receive distributions from such Series of the Company and to assign an interest in such Series of the Company pursuant to Section 14 below shall, on the happening of such an event, devolve upon such Member’s executor, administrator, guardian, conservator, or other legal representative or successor, as the case may be, subject to the terms and conditions of this Agreement, and the Company or such Series of the Company shall continue as a limited liability company or a Series thereof. However, in any such event, such legal representative or successor, or any assignee of such legal representative or successor shall be admitted to the Company or such Series of the

Company as a Member only in accordance with and pursuant to all of the terms and conditions of Section 14 hereof.

9.7 Recourse of Members. Each Member shall look solely to the assets of the Series of the Company for all distributions with respect to such Series of the Company and such Member’s Capital Contribution thereto and share of Net Income and Net Loss thereof and shall have no recourse therefor, upon dissolution or otherwise, against any Manager or any other Member.

9.8 No Right to Property. No Member, regardless of the nature of such Member’s contributions to the capital of the Series’ of the Company, shall have any right to demand or receive any distribution from such Series of the Company in any form other than cash, upon dissolution or otherwise.

10. Meetings of Members.

10.1 Meetings.

(a) Meetings of the Members of the Company as a whole, for any purpose or purposes, may be called by any Member or Members holding at least 25% of the Percentage Interests of the Company.

(b) Meetings of the Members associated with a Series, for any purpose or purposes, may be called by any Member or Members associated with such Series holding at least 25% of the Percentage Interests of such Series.

10.2 Place of Meetings. The Members may designate any place, either within or outside the State of Delaware, as the place of meeting for any meeting of the Members. If a designation is not made, or if a special meeting be otherwise called, the place of meeting shall be the principal place of business of the Company for a meeting of the Company as a whole and the principal place of business of the Series for such Series. Any meeting of the Members may also take place by teleconferencing so long as a quorum (as set forth in Section 10.6 below) participate in the same.

10.3 Notice of Meetings. Except as provided in Section 10.4, written notice stating the place, day and hour of the meeting and the purpose or purposes for which the meeting is called shall be delivered not less than five nor more than thirty days before the date of the meeting, either personally or by mail, by or at the direction of the Members or Member calling the meeting, to each Member entitled to vote at such meeting. If mailed, such notice shall be deemed to be delivered two calendar days after being deposited in the United States mail, addressed to the Member at its address as it appears on the books of the Company, with postage thereon prepaid.

10.4 Meeting of All Members. If all the Members associated with a Series shall meet at any time and place, either within or outside the State of Delaware, or participate in a teleconference meeting, and consent to the holding of a meeting at such time and place or by teleconference, such meeting shall be valid without call or notice, and at such meeting lawful action may be taken.

10.5 Record Date. For the purpose of determining Members entitled to notice of or to vote at any meeting of Members or any adjournment thereof, or Members entitled to receive payment of any distribution, or in order to make a determination of Members for any other purpose, the day immediately prior to the date on which notice of the meeting is mailed or the day immediately prior to the date on which the resolution declaring such distribution is adopted, as the case may be, shall be the record date for such determination of Members. When a determination of Members entitled to vote at any meeting of Members has been made as provided in this Section 10.5, such determination shall apply to any adjournment thereof.

10.6 Quorum. Members holding at least two-thirds of all Percentage Interests of the Company as a whole, represented in person or by proxy, shall constitute a quorum at any meeting of Members of the Company as a whole. Members associated with a Series holding at least two-thirds of all Percentage Interests of such Series, represented in person or by proxy, shall constitute a quorum at any meeting of Members associated with such Series. In the absence of a quorum at any such meeting, Members holding a majority of the Percentage Interests so represented may adjourn the meeting from time to time for a period not to exceed sixty days without further notice. However, if the adjournment is for more than sixty days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each Member of record entitled to vote at the meeting. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally noticed. The Members present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal during such meeting of that number of Percentage Interests whose absence would cause less than a quorum.

10.7 Manner of Acting. If a quorum is present, the affirmative vote of Members holding a Majority Interest in such Series shall be the act of the Members, unless the vote of a greater or lesser proportion or number is otherwise required by the Act or expressly by this Agreement. Only Members associated with a Series may vote or consent upon any matter, and their vote or consent, as the case may be, shall be counted in the determination of whether the matter was approved by the Members associated with a meeting of a Series.

10.8 Proxies. At all meetings of Members, a Member may vote in person or by proxy executed in writing by the Member or by a duly authorized attorney-in-fact. Such proxy shall be filed with the Managers associated with the meeting before or at the tune of the meeting. No proxy shall be valid after eleven months from the date of its execution, unless otherwise provided in the proxy. A proxy may only be given verbally during a meeting taking place by teleconferencing and shall expire at the termination of said teleconference.

10.9 Action by Members Without a Meeting. Action required or permitted to be taken at a meeting of Members associated with a Series may be taken without a meeting and without prior notice if written consents of Members associated with such Series are received representing the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all Members of such Series were present and voted.

10.10 Waiver of Notice. When any notice is required to be given to any Member, a waiver thereof in writing signed by the Member entitled to such notice, whether before, at, or after the time stated therein, or the participation in a teleconference meeting, shall be equivalent to the giving of such notice.

11. Contributions to the Company and Capital Accounts.

11.1 Members’ Capital Contributions. Each Member associated with a Series has, in connection with the Conversion, or shall contribute to such Series the amount as is set forth in Exhibit A for each Series attached hereto as its Initial Capital Contribution to the Company with respect to such Series.

11.2 Additional Contributions or Loans. Except as unanimously agreed upon by the Members of the Company as a whole, or the Members of a Series for the Series, no Member shall be obligated to make an additional capital contribution or loan to any Series or to the Company.

11.3 Capital Accounts.

(a) The Company shall establish and maintain a Capital Account, in accordance with Treasury Regulations issued under Code Section 704, for each Member with respect to each Series for which such Member is associated. The original Capital Account established for any Member who acquires an interest in a Series by virtue of the Conversion and the Dissolution of Windermere Mortgage Group LLC in accordance with the terms of this Agreement shall be in the same amount as, and shall replace, the Capital Account of such Members interest in Windermere Mortgage Group LLC or Windermere Mortgage Services LLC, and, for purposes of this Agreement, such Member shall be deemed to have made the Capital Contributions with respect to such Series as are described in the Plan of Conversion and assigned to such Series and set forth on Exhibit A as the Initial Capital Contribution.

(b) The Capital Account with respect to a Series of each Member associated with such Series shall be maintained in accordance with the following provisions:

(i) to such Member’s Capital Account with respect to such Series there shall be credited such Member’s Capital Contributions with respect to such Series, such Member’s distributive share of Net Income with respect to such Series and the amount of any Company liabilities with respect to such Series that are assumed by such Member or that are secured by any Company assets associated with such Series that are distributed to such Member;

(ii) to such Member’s Capital Account with respect to such Series there shall be debited the amount of cash and the Gross Asset Value of any other Company assets associated with such Series that are distributed to such Member pursuant to any provision of this Agreement, such Member’s distributive share of Net Losses with respect to such Series and the amount of any liabilities of such Member that are assumed by the Company with respect to such Series or that are secured by any property contributed by such Member to the Company with respect to such Series; and

(iii) in determining the amount of any liability for purposes of this Subsection (b), there shall be taken into account § 752(c) of the Code and any other applicable provisions of the Code and the Treasury Regulations.

11.4 Withdrawal or Reduction of Members’ Contributions to Capital.

(a) A Member shall not receive from the Company, or from any Series with which such Member is associated, a return of any part of its Capital Contribution with respect to the Company or such Series unless the fair market value of the assets associated with such Series exceeds the liabilities of such Series (except liabilities to Members associated with such Series on account of their Capital Contributions to the Company with respect to such Series).

12. Allocations and Distributions.

12.1 Net Income and Net Losses.

(a) Subject to the allocation rules of Section 12.2 and the Exhibits, Net Income with respect to any Series for any Fiscal Year shall be allocated among the Members associated with such Series in proportion to such Members’ Percentage Interests in such Series.

(b) Subject to the allocation rules of Section 12.2 and the Exhibits, Net Losses with respect to any Series for any Fiscal Year shall be allocated among the Members associated with such Series in proportion to such Members’ Percentage Interests in such Series.

(c) The Net Income and Net Losses for each Series will be allocated to the Series as if such Series was a separate partnership for federal income tax purposes and shall be allocated to the Members associated with each Series on that basis. To the extent each Series constitutes or may constitute a separate partnership for federal income tax purposes, the Company shall file separate tax returns for each Series accordingly.

(d) To the extent such items are not allocable to any particular Series, such items shall be allocated among the various Series by the LLC Managers in their discretion.

12.2 Allocation Rules.

(a) In the event Members are admitted to a Series pursuant to this Agreement on different dates, the Net Income (or Net Losses) allocated to the Members associated with such Series for each Fiscal Year during which such Members are so admitted shall be allocated among the Members associated with such Series in proportion to the Percentage Interest each such Member holds from time to time during such Fiscal Year in accordance with § 706 of the Code, using any convention permitted by law and selected by Members holding a Majority Interest in such Series.

(b) For purposes of determining the Net Income, Net Losses or any other items with respect to any Series allocable to any period, Net Income, Net Losses and any such other items shall be determined on a daily, monthly, quarterly or other basis, as determined by Members holding a Majority Interest in such Series using any method that is permissible under § 706 of the Code and the Treasury Regulations thereunder.

(c) Except as otherwise provided in this Agreement, all items of Company income, gain, loss, deduction and any other allocations with respect to a Series not otherwise provided for herein shall be divided among the Members associated with such Series in the same proportions as they share Net Income and Net Losses with respect to such Series for the Fiscal Year in question.

(d) The Members are aware of the income-tax consequences of the allocations made by this Section 12 and hereby agree to be bound by the provisions of this Section 12 in reporting their shares of Company income and loss for income-tax purposes.

12.3 Limitation on Net Loss Allocation. Notwithstanding anything contained in this Section 12, no Member shall be allocated Net Loss with respect to any Series to the extent such allocation would cause a negative balance in such. Member’s Deemed Capital Account as of the end of the taxable year to which such allocation relates.

12.4 Minimum Gain Chargeback. If there is a net decrease in Minimum Gain with respect to any Series during a taxable year of such Series, then notwithstanding any other provision of this Section 12, each Member of such Series must be allocated items of income and gain with respect to such Series for such year, and succeeding taxable years to the extent necessary (the “Minimum Gain Chargeback”), in proportion to, and to the extent of, an amount required under Treasury Regulation Section 1.704-2(f).

12.5 Qualified Income Offset. If at the end of any taxable year and after operation of Section 12.4, any Member shall have a negative balance in such Member’s Deemed Capital Account with respect to any Series, then notwithstanding anything contained in this Section 12, there shall be reallocated to each Member with a negative balance in such Member’s Deemed Capital Account with respect to such Series (determined after the allocation of income, gain or loss under this Section 12 for such year) each item of gross income (unreduced by any deductions) and gain of such Series in proportion to such negative balances until the Deemed Capital Account with respect to such Series for each such Member is increased to zero.

12.6 Curative Allocations. The allocations set forth in Sections 12.3, 12.4 and 12.5 (the “Regulatory Allocations”) are intended to comply with certain requirements of the Treasury Regulations issued pursuant to Code Section 704(b). It is the intent of the Members that, to the extent possible, all Regulatory Allocations with respect to any Series shall be offset either with other Regulatory Allocations or with special allocations of other items of income, gain, loss, or deduction with respect to such Series pursuant to this Section 12.6. Therefore, notwithstanding any other provision of this Section 12 (other than the Regulatory Allocations), the Managers shall make such offsetting special allocations of income, gain, loss, or deduction with respect to a Series in whatever manner they determine appropriate so that, after such offsetting allocations are made, each Capital Account balance of each Member of such Series is, to the extent possible, equal to the Capital Account balance such Member would have had with respect to such Series if the Regulatory Allocations were not part of the Agreement and all Company items were allocated pursuant to Sections 12.1 and 12.2.

12.7 Tax Allocations; Section 704(c) of the Code.

(a) In accordance with § 704(c) of the Code and the Treasury Regulations thereunder, income, gain, loss and deduction with respect to any property contributed to the capital of the Company with respect to any Series shall, solely for income-tax purposes, be allocated among the Members associated with such Series so as to take account of any variation between the adjusted basis of such property to the Company for federal income-tax purposes and its initial Gross Asset Value (computed in accordance with Section 1.14 hereof).

(b) In the event the Gross Asset Value of any Company asset associated with a Series is adjusted pursuant to Paragraph (ii) of the Definition of “Gross Asset Value” contained in Section 1.14 hereof, subsequent allocations of income, gain, loss and deduction with respect to such asset and such Series shall take account of any variation between the adjusted basis of such asset for federal income-tax purposes and its Gross Asset Value in the same manner as under § 704(c) of the Code and the Treasury Regulations thereunder.

(c) Any elections or other decisions relating to allocations with respect to a Series under Section 12.7 including the selection of any allocation method permitted under Treasury Regulation § 1.704-3, shall be made by the Series Managers in a manner that reasonably reflects the purpose, and intention of this Agreement. Allocations pursuant to this Section 12.7 are solely for purposes of federal, state and local taxes and shall not affect, or in any way be taken into account in computing, any Member’s Capital Account with respect to any Series or share of Net Income, Net Losses, other items or distributions pursuant to any provision of this Agreement.

12.8 Cash Available for Distribution. Except as otherwise provided in Section 16 hereof (relating to the dissolution of the Company), any distribution of the Cash Available for Distribution of any Series during any Fiscal Year shall, at such times and in such amounts as the Series Managers of such Series determine is appropriate, in their sole discretion, be made to the Members associated with such Series in proportion to such Members’ respective Percentage Interests in such Series.

12.9 Distribution Rules.

(a) All distributions with respect to a Series pursuant to Section 12.8 shall be at such times and in such amounts as shall be determined by the Series Managers of such Series in their sole discretion; provided, however, that subject to Section 12.8 above, the Series Managers shall use their best efforts to cause the Company to distribute to the Members an amount of Cash Available for Distribution as shall be sufficient to enable Members to fund their federal and state income-tax liabilities attributable to their respective distributive shares of the taxable income of the Company.

(b) All amounts withheld pursuant to the Code or any provision of any state or local tax law with respect to any payment, distribution or allocation to the Company, a Series or the Members shall be treated as amounts distributed to the Members pursuant to this Section 12 for all purposes of this Agreement. The Members and Managers are authorized to withhold from distributions, or with respect to allocations, to the Members and to pay over to any federal, state or local government any amounts required to be so withheld pursuant to the Code or any provision of any other federal, state or local law and shall allocate such amounts to those Members with respect to which such amounts were withheld.

(c) Each Series shall maintain such reserves as are necessary for the Series to maintain adequate capitalization of the Company or to satisfy capital or net worth covenants in agreements between the Company and third parties. The amount of adequate capitalization required of each Series shall be determined from time to time by the LLC Managers and provided to the Series Managers in writing. In no event shall the capitalization for each Series be less than the amounts stated in Exhibit E attached hereto.

12.10 Limitation Upon Distributions.

(a) Notwithstanding any provision to the contrary contained in this Agreement, the Company with respect to a Series shall not make any distribution to any Person on account of its interest in the Company with respect to such Series if such distribution would violate Sections 18 -215 or 18-607 of the Act or other applicable law.

(b) The Managers for any Series may base a determination that a distribution or return of contribution may be made under Section 12.10(a) in good-faith reliance upon a balance sheet and profit and loss statement of the Company with respect to such Series represented to be correct by the Person having charge of its books of account or certified by an independent public or certified public accountant or firm of accountants to fairly reflect the financial condition of the Company and such Series.

12.11 Accounting Method. For both financial and tax-reporting purposes and for purposes of determining Net Income and Net Losses, the books and records of the Company with respect to each Series shall be kept on the accrual method of accounting in a consistent manner and shall reflect all Company transactions with respect to such Series and be appropriate and adequate for the Company’s business.

12.12 Interest on and Return of Capital Contributions. No Member shall be entitled to interest on its Capital Contributions or to return of its Capital Contributions.

12.13 Loans to Company. Nothing in this Agreement shall prevent any Member from making secured or unsecured loans to the Company for any Series by agreement with the Managers of such Series.

12.14 Records, Audits and Reports. At the expense of the relevant Series, the LLC Managers jointly with the Series Managers associated with such Series shall maintain separate and distinct records and accounts of the operations and expenditures of such Series. At a minimum, the LLC Managers and each Series shall keep at the principal place of business of the Company the following records:

(a) True and full information regarding the status of the business and financial condition of such Series and the Company;

(b) Promptly after becoming available, a copy of the Company’s and each Series federal, state and local income tax returns for each year;

(c) The current list of the name and last known business, residence or mailing address of each Member associated with each Series;

(d) A copy of this Agreement, Separate Series Agreements and the Certificate of Formation, together with executed copies of any written powers of attorney pursuant to which this Agreement, Separate Series Agreements and the Certificate of Formation have been executed;

(e) True and full information regarding the assets associated with each Series and the debts, liabilities and obligations of such Series.

(f) True and full information regarding the amount of cash and a description and statement of the Gross Asset Value of any other property or services contributed by each Member to the Company with respect to such Series and which each Member associated with such Series has agreed to contribute in the future, and the date on which each became a Member;

(g) Minutes of any meetings;

(h) Any written consents obtained from Members associated with such Series for actions taken by such Members without a meeting; and

(i) Unless contained in this Agreement, a writing prepared by the Members associated with such Series setting out the following:

(i) The times at which or events on the happening of which any additional contributions agreed to be made by each Member associated with such Series are to be made; and

(ii) Any right of a Member associated with such Series to receive distributions that include a return of all or any part of the Member’s contributions.

12.15 Returns and Other Elections. The LLC Managers together with the Managers for each

Series shall cause the preparation and timely filing of all tax returns required to be filed by the Company for each Series pursuant to the Code and all other tax returns deemed necessary and required in each jurisdiction in which the Company does business. Copies of such returns, or pertinent information therefrom, shall be furnished to the Members within a reasonable time after the end of the Company’s Fiscal Year. All elections permitted to be made by the Company under federal or state laws shall be made by the LLC Managers in their sole discretion.

12.16 Tax Matters Partner.

(a) Homestreet/WMS, Inc. is hereby designated as the initial “Tax Matters Partner” for the Company and for each Series for purposes of § 6231(a)(7) of the Code and shall have the power to manage and control, on behalf of the Company or Series, any administrative proceedings at the Company or Series level with the Internal Revenue Service relating to the determination of any item of Company or Series income, gain, loss, deduction or credit for federal income-tax purposes.

(b) To the extent appropriate, Homestreet/WMS, Inc. is hereby designated as the initial “Tax Matters Partner” of the Company for purposes of § 6231(a)(7) of the Code and shall have the power to manage and control, on behalf of the Company, any administrative proceedings at the Series level with the Internal Revenue Service relating to the determination of any item of Series income, gain, loss, deduction or credit for federal income-tax purposes.

(c) The Tax Matters Partner shall, within ten days of the receipt of any notice from the Internal Revenue Service in any administrative proceeding at the Company level relating to the determination of any Company item of income, gain, loss, deduction or credit, mail a copy of such notice to each Member.

(d) The Tax Matters Partner shall, within ten days of the receipt of any notice from the Internal Revenue Service in any administrative proceeding at the Series level relating to the determination of any Series item of income, gain, loss, deduction or credit, mail a copy of such notice to the Series Managers and each Member of such Series.

(e) The LLC Managers may at any time hereafter by a majority vote designate a new Tax Matters Partner of any Series or the Company; provided, however, that only a Member may be designated as the Tax Matters Partner of the Company, the Tax Matters Partner of any Series must be a Member of such Series and such designation complies with §6231(a)(7)of the Code.

12.17 Right to Make Section 754 Election. In their sole discretion, the Managers of any Series may make or revoke, on behalf of the Company, an election in accordance with § 754 of the Code, so as to adjust the basis of Company Property for such Series in the case of a distribution of property within the meaning of § 734 of the Code, and in the case of a transfer of a Company interest within the meaning of § 743 of the Code. Each of such Series Members shall supply the information necessary to give effect to such an election.

13. Company Expenses.

13.1 Company Administrative Expenses. The administrative costs and expenses of the Company (but not costs and expenses attributable to a particular Series business) shall be allocated by the Company to the Series by the LLC Managers in such manner as is deemed fair and equitable. Each such allocation shall be conclusive and binding on all Members of all Series, for all purposes.

13.2 Company Expenses. Each Series of the Company shall pay all costs and expenses of such Series of the Company, which may include, but are not limited to:

(a) All organizational expenses incurred in the formation of such Series of the Company and the issuance of interests in such Series of. the Company which are not reimbursed by a third party;

(b) All costs of personnel employed by such Series of the Company;

(c) All costs reasonably related to the conduct of such Series’ of the Company day-to-day business affairs, including, but without limitation, the cost of supplies, utilities, taxes, licenses, fees and services contracted from third parties;

(d) All costs of borrowed money, taxes and assessments on such Series’ business, and other taxes applicable to such Series of the Company;

(e) Legal, audit, accounting, brokerage and other fees applicable to such Series of the Company;

(f) Printing and other expenses incurred in connection with the business of such Series of the Company;

(g) Fees and expenses paid to brokers, consultants, and other agents, including affiliates of the Managers;

(h) The cost of insurance obtained in connection with the business of such Series of the Company;

(i) Expenses of revising, amending, converting, modifying or terminating such Series and the Company;

(j) Expenses in connection with distributions made by such Series of the Company to, and communications and bookkeeping and clerical work necessary in maintaining relations with, Members;

(k) Expenses in connection with preparing and mailing reports required to be furnished to Members associated with such Series of the Company for financial reporting, tax reporting or other purposes that the LLC Managers or Series Managers of such Series deem appropriate; and

(1) Costs incurred in connection with any litigation, including any examinations or audits by regulatory agencies relating to the Company, such Series or the business of such Series.

14. Transferability.

14.1 Transfer. A Person may assign, distribute, hypothecate, pledge, recognize, sell or otherwise transfer any Membership Interest in a Series to another Person, provided that prior to any such transfer, the Person shall obtain the written consent of the LLC Managers and the Managers associated with such Series, which written consent may be withheld in the sole discretion of a majority of either the LLC Managers or the Managers associated with such Series. A transferee may be admitted as a Member of the Company associated with a Series upon compliance with Section 15.1.

15. Issuance and Transfers of Membership Interests.

15.1 Additional Members and Assignees.

(a) In addition to the admission to the Company of Members in a new Series pursuant to Section 2, pursuant to the approval of the unanimous Vote of the Members of a Series, a Person may be admitted to the Company as a Member associated with such Series either (i) by the issuance by the Series of Membership Interests for such consideration as the Series Managers and Members associated with such Series shall determine, or (ii) as a transferee of a Member’s Membership Interest or any portion thereof, subject to the terms and conditions of this Agreement. A Person who is either issued a Membership Interest for a Series or who receives by transfer a Membership Interest for a Series and who has received the approval of the Managers and Members associated with such Series pursuant to this Section 15.1 shall be admitted to the Company as a Member associated with such Series upon its execution of a counterpart to this Agreement and a counterpart to a Separate Series Agreement for such Series.

(b) Any Person receiving a Membership Interest in a Series pursuant to Section 14.1 that is not admitted as a Member associated with such Series pursuant to this Section 15.1 (whether by failing to receive approval from the. Series Managers and the Members of such Series with respect to such admission, by failing to execute a counterpart to this Agreement and a counterpart to a Separate Series Agreement or otherwise) shall be deemed to be a mere assignee of a Membership Interest associated with such Series. Unless otherwise admitted to the Company as a Member pursuant to this Agreement, an assignee of a Membership Interest has no voting or other management rights with respect to the Company or any Series.

15.2 Retroactive Allocations. No additional Members or assignees of Membership Interests shall be entitled to any retroactive allocation of the Company’s income, gains, losses, deductions, credits or other items; provided that, subject to the restrictions of § 706(d) of the Code, additional Members and assignees of Membership Interests shall be entitled to their respective shares of the

Company’s income, gains, losses, deductions, credits and other items arising under contracts entered into before the effective date of the issuance or transfer of Membership Interests to the extent that such income, gains, losses, deductions, credits and other items arise after such effective date. To the extent consistent with § 706(d) of the Code and Treasury Regulations promulgated thereunder, the Company’s books may be closed at the time Membership Interests are issued or transferred (as though the Company’s taxable year had ended) or the Managers for a Series may credit to additional Members and assignees of Membership Interests pro rata allocations of the Company’s income, gains, losses, deductions, credits and items related to such Series for that portion of the Company’s Fiscal Year after the effective date of the issuance or transfer of the Membership Interests.

16. Termination of Series; Dissolution and Termination of the Company.

16.1 Dissolution of the Company.

(a) The Company shall be dissolved upon the occurrence of any of the following events:

(i) the sale or other disposition of all or substantially all of the assets of all the Series of the Company;

(ii) by the unanimous written agreement of all Members; or

(iii) upon the entry of decree of judicial dissolution under Section 18-802 of the Act.

(b) The death, retirement, resignation, expulsion, bankruptcy or dissolution of any Member or Manager or the occurrence of any event that terminates the continued membership of any Member in the Company shall not in and of itself cause a dissolution of the Company and the Company shall continue as a limited liability company.

(c) If a Member who is an individual dies or a court of competent jurisdiction adjudges him to be incompetent to manage his person or his property, the Member’s executor, administrator, guardian, conservator, or other legal representative may exercise all of the Member’s rights for the purpose of settling his estate or administering his property. If a Member is an Entity and is dissolved or terminated, the powers of that Member may be exercised by its legal representative or successor.

16.2 Termination of a Series.

(a) A Series shall be terminated and its affairs wound up upon the occurrence of any of the following events:

(i) upon the dissolution of the Company;

(ii) At the election of any of the Members associated with such Series, and upon ninety (90) days prior written notice to all other Members;

(iii) at the time in which there are no Members associated with such Series; or

(iv) upon the entry of a decree of judicial termination of the Series under Section 18-215(1) of the Act.

(b) Other than in connection with a transfer of Membership Interests in accordance with this Agreement or pursuant to Section 16(a)(ii) above, a Member associated with a Series shall not take any voluntary action (including, without limitation, resignation) that directly causes it to cease to be a Member of the Company associated with such Series. Unless otherwise approved by Members associated with a Series owning a Majority Interest of such Series, a Member who ceases to be a Member associated with such Series (a “Resigning Member”), regardless of whether such termination was the result of a voluntary act by such Member, shall not be entitled to receive any distributions from the Company with respect to such Series in excess of those distributions to which such Member would have been entitled had such Member remained a Member associated with such Series. Except as otherwise expressly provided herein, a Resigning Member shall immediately become an assignee associated with such Series. Damages for breach of this Section 16.2(b) shall be monetary damages only (and not specific performance), and such damages may be offset against distributions by the Company with respect to such Series to which the Resigning Member would otherwise be entitled.

(c) The termination and winding up of a Series shall not cause a dissolution of the Company (unless there are no remaining Series) or the termination of any other Series. The termination of a Series shall not affect the limitation on liabilities of such Series or any other Series provided by this Agreement and the Act.

(d) The LLC Managers may require that a formal legal termination of a Series be delayed for up to twenty-four months and that the capital of the Series Members remain in the Series for that time if necessary in order to maintain adequate capitalization of the Company or to satisfy capital or net worth covenants in agreements between the Company and third parties. However, the Series need not actively engage in business during any period for which it is required to remain in existence by the LLC Managers pursuant to this Section 16.2(d).

16.3 Winding Up, Liquidation and Distribution of Assets of a Series Upon Termination of Such Series.

(a) Upon termination of a Series, an accounting shall be made of the accounts of the Company with respect to such Series and of the assets, liabilities and operations associated with such Series, from the date of the last previous accounting until the date of such termination. The Series Managers associated with such Series shall immediately proceed to wind up the affairs of such Series.

(b) If a Series is terminated and its affairs are to be wound up, the Managers associated with such Series shall:

(i) Sell or otherwise liquidate all of the assets of such Series as promptly as practicable (except to the extent such Series Managers may determine to distribute any assets to the Series Members in kind);

(ii) Allocate any Net Income or Net Losses resulting from such sales to the respective Capital Accounts of the Members associated with such Series in accordance with Section 12 hereof;

(iii) Satisfy (whether by payment or reasonable provision for payment thereof) all liabilities of the Company with respect to such Series, including liabilities to Members or Managers who are creditors, to the extent otherwise permitted by law, other than liabilities to Members for distributions (for purposes of determining the Capital Accounts of the Members associated with such Series, the amounts of any Reserves created in connection with the liquidation of such Series shall be deemed to be an expense of the Company with respect to such Series); and

(iv) Distribute the remaining assets of such Series to the Members associated with such Series in accordance with their positive Capital Account balances after giving effect to all contributions, distributions, and allocations for all periods.

(c) Notwithstanding anything to the contrary in this Agreement, if upon the termination and liquidation of any Series, any Member associated with such Series has a deficit balance in its Capital Account associated with such Series (after giving effect to all contributions, distributions, allocations and other Capital Account adjustments for all taxable years, including the year during which such termination and liquidation occurs), such Member shall have no obligation to make any Capital Contribution, or otherwise restore the deficit balance in such Members’ Capital Account associated with such Series, and such deficit Capital Account balance shall not be considered a debt owed by such Member to the Company with respect to such Series or otherwise, to any other Member or to any other Person for any purpose whatsoever.

(d) The Managers associated with a Series shall comply with all requirements of applicable law pertaining to the winding up of the affairs of the Company with respect to such Series and the final distribution of its assets.

16.4 Winding Up, Liquidation and Distribution of Assets of the Company Upon Dissolution of the Company. Upon the dissolution of the Company pursuant to Section 16.1, the Company shall be wound up by winding up each Series in the manner contemplated by Section 16.3. The Company shall continue as a separate legal entity until the cancellation of the Certificate of Formation in accordance with the Act.

16.5 Returns of Contributions Nonrecourse to Other Members. Except as otherwise provided by applicable laws, upon termination of a Series, each Member associated with such Series shall look solely to the assets of such Series for the return of its Capital Contributions made with respect to such Series, and if the assets of such Series remaining after payment of or due provision for the debts and liabilities of the Company with respect to such Series are insufficient to return such Capital Contributions, such Members shall have no recourse against any other Series, the Company or any other Member, except as otherwise provided by law.

17. Resignation and Admission of Series Manager.

17.1 Resignation of a Series Manager. A Manager for any Series shall be entitled to resign as a Manager for such Series 30 days after delivery of written notice to the Company and the Members admitted to such Series of the Manager’s intention to resign, or upon such earlier date as the Manager’s resignation is accepted by Members holding a Majority Interest in the Series. Resignation of a Manager, who is a Member of a Series, pursuant to this Section 17.1 shall not affect its interest as a Member of the Series or in the Company.

17.2 Death or Incompetency of Series Manager. A Manager for any Series shall cease to be a Manager of such Series upon the death, incompetency, retirement, bankruptcy or dissolution of such Manager.

17.3 Removal of a Series Manager. A Series Manager may be removed as a Manager at any time by the Member who appointed that Series Manager. Removal of a Series Manager who is a Member of a Series and the Company, pursuant to this Section 17.3 shall not affect such Manager’s Membership Interest in the Series or in the Company.

17.4 Appointment of a New or Replacement Series Manager. A new or replacement Manager for any Series may be appointed by HSB/WMS, if the Manager being replaced was a HSB/WMS Series Manager, and by agreement of a majority of the WG Series Members, if the Manager being replaced was a WG Series Manager. At all times each Series shall have one HSB/WMS Series Manager and one WG Series Manager except as otherwise provided in any Separate Series Agreement.

18. Resignation and Admission of LLC Manager.

18.1 Resignation of an LLC Manager. An LLC Manager shall be entitled to resign as a Manager for the Company 30 days after delivery of written notice to the Company of the Manager’s intention to resign, or upon such earlier date as the Manager’s resignation is accepted by a majority of the remaining LLC Managers.

18.2 Death or Incompetency of an LLC Manager. An LLC Manager shall cease to be a Manager upon the death, incompetency, retirement, bankruptcy or dissolution of such Manager.

18.3 Removal of an LLC Manager. An LLC Manager may be removed as a Manager at any time:

(a) by HSB/WMS, in the case of a HSB LLC Manager; and

(b) by agreement of a majority of the WG Series Members, in the case of a WG LLC Manager.

18.4 Appointment of a New or Replacement LLC Manager. A new or replacement LLC Manager may be appointed:

(a) by HSB/WMS, if the Manager being replaced was a HSB LLC Manager; and

(b) by agreement of a majority of the WG Series Members, if the Manager being replaced was a WG LLC Manager.

19. Special and Limited Power of Attorney.

(a) The LLC Managers and each of them, with full power of substitution, shall at all times during the existence of the Company have a special and limited power of attorney as the authority to act in the name and on the behalf of each Member in the Company and the Series Managers and each of them, with full power of substitution, shall at all times during the existence of the Company have a special and limited power of attorney as the authority to act in the name and on the behalf of each Member in such Manager’s Series, to make, execute, swear to, verify, acknowledge and file the following documents and any other documents deemed by the Managers to be necessary for the business of the Company and the Series of the Company:

(i) This Agreement, the Separate Series Agreements, any separate articles of organization, fictitious business name statements, as well as any amendments to the foregoing which, under the laws of any state, are required to be filed or which the Managers deem it advisable to file;

(ii) Any other instrument or document which may be required to be filed by the Series or the Company under the laws of any state or by a governmental agency, or which the Managers deem it advisable to file; and

(iii) Any instrument or document which may be required to effect the continuation of the Series of the Company, the admission of a Manager or Member for such Series, the transfer of an interest in the Company, the change in custodian or trustee of any IRA, trust or pension or profit sharing plan Member, or the dissolution and termination of the Company (provided such continuation, admission or dissolution and termination are in accordance with the terms of this Agreement), or to reflect any increases or reductions in amount of contributions of Members to such Series.

(b) The special and limited power of attorney granted to the Managers hereby:

(i) Is a special and limited power of attorney coupled with an interest, is irrevocable, shall survive the dissolution or incompetency of the granting Member, and is limited to those matters herein set forth;

(ii) May be exercised by each of the Managers (or by any authorized officer of the Manager, if not a natural person) for each Member by referencing the list of Members on Appendix A and executing any instrument with a single signature acting as attorney-in-fact for all of them;

(iii) Shall survive a transfer by a Member of such Member’s interest in the Series of Company pursuant to Section 14 hereof for the sole purpose of enabling the Manager to execute, acknowledge and file any instrument or document necessary or appropriate to admit a transferee as a Member; and

(iv) Notwithstanding the foregoing, in the event that a Manager ceases to be a Manager in the Company with respect to such a Series, the power of attorney granted by this Section 19 to such Manager shall terminate immediately, but any such termination shall not affect the validity of any documents executed prior to such termination, or any other actions previously taken pursuant to this power of attorney or in reliance upon its validity, all of which shall continue to be valid and binding upon the Members in accordance with their terms.

20. Amendments. This Agreement may not be amended except in writing by a unanimous approval of the LLC Managers together with a class vote comprised of the affirmative vote of Members associated with each Series holding at least two-thirds of all Percentage Interests in each Series. Any amendment changing the Percentage Interest needed under this Section 20 to amend this Agreement requires unanimous approval of the LLC Managers together with a two-thirds vote of the Members of each Series.

21. Miscellaneous.

21.1 Notices. Any notice, offer, consent or other communication required or permitted to be given or made hereunder shall be in writing and shall be deemed to have been sufficiently given or made when delivered personally to the party (or an officer of the party) to whom the same is directed, or (except in the event of a mail strike) five days after being mailed by first class mail, postage prepaid, if to the Company or to a Manager, to the office described in Section 4 hereof, or if to a Member, to such Member’s last known address or when received by facsimile if to the Company or Manager to the facsimile number for the office described in Section 4 hereof, or if to a Member, to such Member’s facsimile number. Any Member may change such Member’s address for the purpose of this Section 21.1 by giving notice of such change to the Company, such change to become effective on the tenth day after such notice is given.

21.2 Binding Effect. This Agreement is binding upon and inures to the benefit of the Members, and, to the extent permitted by this Agreement, their respective legal representatives, successors and assigns.

21.3 Remedies for Breach. Each party to this Agreement shall have the remedies that are available to it for the violation of any of the terms of this Agreement; including, but not limited to, the equitable remedy of specific performance (except as otherwise provided by this Agreement).

21.4 Entire Agreement. This Agreement, along with any applicable Separate Series Agreement, constitutes the entire agreement among the parties and supersedes any prior agreement or understandings among them, oral or written, all of which are hereby cancelled. This Agreement may not be modified or amended other than pursuant to Section 19 hereof.

21.5 Waiver of Action for Partition. Each Member irrevocably waives during the term of the Company any right that it may have to maintain any action for partition with respect to the property of the Company or any Series.

21.6 Captions; Pronouns. The paragraph and section titles or captions contained in this Agreement are inserted only as a matter of convenience of reference. Such titles and captions in no way define, limit, extend or describe the scope of this Agreement nor the intent of any provision hereof. All pronouns and any variation thereof shall be deemed to refer to the masculine, feminine or neuter, singular or plural, as the identity of the person or persons may require.

21.7 Execution of Additional Instruments. Each Member hereby agrees to execute such other and further statements of interest and holdings, designations and other instruments necessary to comply with any laws, rules regulations.

21.8 Waivers. The failure of any party hereto to seek redress for default of or to insist upon the strict performance of any covenant or condition of this Agreement shall not prevent a subsequent act, which would have originally constituted a default, from having the effect of an original default.

21.9 Rights and Remedies Cumulative. The rights and remedies provided by this Agreement are cumulative, and the use of any right or remedy by any party hereto shall not preclude or waive the right to use any other remedy. Said rights and remedies are given in addition to any other legal rights the parties hereto may have.

21.10 Severability. If any provision or term of this Agreement is found to be invalid, void or unenforceable, the remainder of the provisions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated. It is the intent of the parties hereto for the terms and conditions of this Agreement to be interpreted to the greatest extent possible so as to remain valid and enforceable, and any provision or term of this Agreement found by a court to be invalid, void or unenforceable, shall be rewritten by the court pursuant to this intent.

21.11 Creditors. None of the provisions of this Agreement shall be for the benefit of or enforceable by any creditors of: (i) the Company, (ii) any Series of the Company, or (iii) any Member.

21.12 Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of any executed counterpart of a signature page to this Agreement by facsimile shall be effective as delivery of an executed original counterpart of this Agreement.

21.13 Governing Law. This Agreement and the application and interpretation thereof shall be governed by and construed exclusively in accordance with the internal laws of the State of Delaware (without regard to principles of conflict of laws).

21.14 Decisions by Members and Manager. Whenever in this Agreement a Member or Manager is permitted or required to make a decision (i) in its “sole discretion” or “discretion” or under a grant of similar authority or latitude, the Member or Manager shall be entitled to consider only such interest and factors as it desires, including its own interests and shall have no duty or obligation to give any consideration to any interest of or factors affecting the Company, any Series or any Member, or (ii) in its “good faith” or under another express standard, the Member or Manager shall act under such express standard and shall not be subject to any other or different standards imposed by this Agreement or any other agreement contemplated herein or by relevant provisions of law or in equity or otherwise.

IN WITNESS WHEREOF the parties have executed this Agreement as of the date first hereinabove written.

MANAGERS/MEMBERS:	* [Signatures to be inserted]*

AMENDED EXHIBIT A - 1

LIST OF SERIES AND SERIES MEMBERS

Series	Member’s Name	Percentage Interest in such Series
Windermere Mortgage Services Series LLC/ American NW Realty	HomeStreet/WMS, Inc.	50%
	American Northwest Realty, Inc.	50%
Windermere Mortgage Services Series LLC/ Auburn	HomeStreet/WMS,. Inc.	50%
	Windermere Real Estate/Auburn, Inc.	50%
Windermere Mortgage	HomeStreet/WMS, Inc.	50%
Services Series LLC/ AT	Windermere Cronin & Caplan Realty Group, Inc.	50%
Windermere Mortgage	HomeStreet/WMS, Inc.	50%
Services Series LLC/ East	Windermere Real Estate/East, Inc.	50%
Windermere Mortgage Services Series LLC/ Everett	HomeStreet/WMS, Inc.	50%
	Windermere Real Estate Everett, Inc.	50%
Windermere Mortgage	HomeStreet/WMS, Inc.	50%
Services Series LLC/ GH	Windermere Real Estate/GH LLC	50%
Windermere Mortgage Services Series LLC/ HKW	HomeStreet/WMS, Inc.	50%
	Windermere Real Estate/HKW, Inc.	50%
Windermere Mortgage Services Series LLC/ Maple Valley	HomeStreet/WMS, Inc.	50%
	Windermere Real Estate/Maple Valley, Inc.	50%
Windermere Mortgage	HomeStreet/WMS, Inc.	50%
Services Series LLC/ M2	Windermere Real Estate/M2, LLC	50%
Windermere Mortgage	HomeStreet/WMS, Inc.	50%
Services Series LLC/ North	Windermere Real Estate/North, Inc.	50%
Windermere Mortgage Services Series LLC/ North Wall Street	HomeStreet/WMS, Inc.	50%
	Becker Mortgage, LLC	50%

Series	Member’s Name	Percentage Interest in such Series
Windermere Mortgage Services Series LLC/ Northeast	HomeStreet/WMS, Inc.	50%
	PVCH Financial Systems LLC	50%
Windermere Mortgage Services Series LLC/ Northwest	HomeStreet/WMS, Inc.	50%
	Windermere Real Estate/Northwest, Inc.	50%
Windermere Mortgage Services Series LLC/ Oak Tree	HomeStreet/WMS, Inc.	50%
	WMJC, Inc.	50%
Windermere Mortgage Services Series LLC/ Pacific West Properties	HomeStreet/WMS, Inc.	50%
	Windermere Pacific West Properties, Inc.	50%
Windermere Mortgage Services Series LLC/Paragon	HomeStreet/WMS, Inc.	50%
	Windermere Real Estate/Paragon Company, Inc.	50%
Windermere Mortgage Services Series LLC/Renton	HomeStreet/WMS, Inc.	50%
	Windermere Real Estate/Renton, Inc.	50%
Windermere Mortgage Services Series LLC/South	HomeStreet/WMS, Inc.	50%
	Windermere Real Estate/South, Inc.	50%
Windermere Mortgage Services Series LLC/Valley	HomeStreet/WMS, Inc.	50%
	Windermere Real Estate/Valley, Inc.	50%
Windermere Mortgage Services Series LLC/Wall Street	HomeStreet/WMS, Inc.	50%
	Windermere Real Estate/Wall Street, Inc.	50%
Windermere Mortgage Services Series LLC/WRE	HomeStreet/WMS, Inc.	50%
	Windermere Real Estate Co.	50%
Windermere Mortgage Services Series LLC/WMS Online	HomeStreet/WMS, Inc.	100%

Series	Member’s Name	Percentage Interest in such Series
Windermere Mortgage Services Series LLC/Skagit Valley	HomeStreet/WMS, Inc.	50%
	Skagit Mortgage Services LLC	50%
Windermere Mortgage Services Series LLC/Manito	HomeStreet/WMS, Inc.	50%
	Manito Mortgage LLC	50%
Windermere Mortgage Services Series LLC/SBA	HomeStreet/WMS, Inc.	50%
	Windermere Real Estate/ SBA, Inc.	50%
Windermere Mortgage Services Series LLC/ Tacoma Professional Partners	HomeStreet/WMS, Inc. Windermere Professional Partners	50 50	% %

Windermere Mortgage Services Series LLC/ West Campus	HomeStreet/WMS, Inc.	50%
	Windermere Real Estate/West Campus, Inc.	50%
Windermere Mortgage Services Series LLC/ Mill Creek	HomeStreet/WMS, Inc.	50%
	Windermere Real Estate/Mill Creek, Inc.	50%
Windermere Mortgage Services Series LLC/ Central	HomeStreet/WMS, Inc.	50%
	Central LLC	50%
Windermere Mortgage Services Series LLC/ Walla Walla	HomeStreet/WMS, Inc.	50%
	Simcock Enterprises, L.L.C.	50%
Windermere Mortgage Services Series LLC/Kitsap	HomeStreet/WMS, Inc.	50%
	Windermere Kitsap LLC	50%
		Revised 04.01.10

EXHIBITS B-1

THROUGH B-18

LIST OF PROPERTY INITIALLY ALLOCATED TO EACH SERIES

UPON CONVERSION OF WINDERMERE MORTGAGE SERVICES LLC TO

WINDERMERE MORTGAGE SERVICES SERIES LLC

EXHIBIT B-1

WINDERMERE MORTGAGE SERVICES SERIES LLC/AMERICAN NW REALTY

Member’s Name	Date of Initial Capital Contribution, Issue or Transfer	Initial Capital Contribution	Percentage Interest in Series/Gig Harbor
HomeStreet/WMS, Inc.	May 1, 2005	50% of assets set forth on Schedule A to this Exhibit B-1 and the related liabilities (All set forth in the books and records of Windermere Mortgage Services Series LLC/American NW Realty)	50%
American Northwest Realty, Inc.	May 1, 2005	50% of assets set forth on Schedule A to this Exhibit B-1 and the related liabilities (All set forth in the books and records of Windermere Mortgage Services Series LLC/American NW Realty)	50%

SCHEDULE A TO EXHIBIT B-1

WINDERMERE MORTGAGE SERVICES SERIES LLC/AMERICAN NW REALTY

0.84% of the following Current Assets owned by Windermere Mortgage Services, LLC, a Washington limited liability company, as of April 30, 2005 and all related liabilities:

Cash Operating Accounts – determined as of April 30, 2005 upon closing of Conversion.

Cash-Money Market – determined as of April 30, 2005 upon closing of Conversion.

Loans Held For Sale – determined as of April 30, 2005 upon closing of Conversion.

Receivables – determined as of April 30, 2005 upon closing of Conversion.

Prepaid Medical – determined as of April 30, 2005 upon closing of Conversion.

Facilities Agreement for Windermere Mortgage Services Series LLC/American NW Realty

Systems	Description	Serial No.	Location
COMPUTERS
0301	Firewall-NetScreen 5XP Elite		Gig Harbor

0355	LAPTOP, DELL LATITUDE	2CV8421	Gig Harbor

FURNITURE & FIXTURES

0031	OFFICE FURNITURE		Gig Harbor

0032	OFFICE FURNITURE		Gig Harbor

EXHIBIT B-2

WINDERMERE MORTGAGE SERVICES SERIES LLC/AT

Member’s Name	Date of Initial Capital Contribution, Issue or Transfer	Initial Capital Contribution	Percentage Interest in Series/AT
HomeStreet/WMS, Inc.	May 1, 2005	50% of assets set forth on Schedule A to this Exhibit B-2 and the related liabilities (All set forth in the books and records of Windermere Mortgage Services Series LLC/AT)	50%
Windermere Cronin & Caplan Realty Group, Inc.	May 1, 2005	50% of assets set forth on Schedule A to this Exhibit B-2 and the related liabilities (All set forth in the books and records of Windermere Mortgage Services Series LLC/AT)	50%

SCHEDULE A TO EXHIBIT B-2

WINDERMERE MORTGAGE SERVICES SERIES LLC/AT

11.14% of the following Current Assets owned by Windermere Mortgage Services, LLC, a Washington limited liability company, as of April 30, 2005 and all related liabilities:

Cash Operating Accounts – determined as of April 30, 2005 upon closing of Conversion.

Cash-Money Market – determined as of April 30, 2005 upon closing of Conversion.

Loans Held For Sale – determined as of April 30, 2005 upon closing of Conversion.

Receivables – determined as of April 30, 2005 upon closing of Conversion.

Prepaid Medical – determined as of April 30, 2005 upon closing of Conversion.

Facilities Agreement for Windermere Mortgage Services Series LLC/AT

Systems	Description	Serial No.	Location
COMPUTERS
0244	LaserJet 2200 DTN Printer	USBGF07392	Irving
0291	Firewall-NetScreen 5XP Elite		Irving
0345	LAPTOP, DELL LATITUDE	GGC8421	Irving

FURNITURE & FIXTURES
0309	File-42"" 3 Drawer, Lateral		Irving
0377	OFFICE FURNITURE - DESK, FILES, CHAIRS		Irving

LEASEHOLD IMPROVEMENTS
0105	PHONE/FAX LINE		Irving

COMPUTERS
0121	PRINTER, DIGITAL (TOASTER)	SG64311257	Lloyd Tower
0292	Firewall-NetScreen 5XP Elite		Lloyd Tower
0339	LAPTOP, DELL LATITUDE	7MB8421	Lloyd Tower

FURNITURE & FIXTURES
0110	CABINETS		Lloyd Tower
0111	GUEST CHAIR (2)		Lloyd Tower
0112	FLOOR LIGHTING		Lloyd Tower
0113	OFFICE FURNITURE		Lloyd Tower
0219	CHAIR (1), FILE PED (1), DESK SHELL		Lloyd Tower
0254	Office Furniture (See Details)		Lloyd Tower
0307	Credenza W/Double Doors		Lloyd Tower

LEASEHOLD IMPROVEMENTS

0106	REMODEL		Lloyd Tower

COMPUTERS
0124	PRINTER, DIGITAL (TOASTER)	ABFF1C2655	Lake Oswego
0293	Firewall-NetScreen 5XP Elite		Lake Oswego
0363	LAPTOP, DELL LATITUDE	98QB421	Lake Oswego

FURNITURE & FIXTURES
0115	GUEST CHAIR (3)		Lake Oswego
0116	OFFICE FURNITURE		Lake Oswego
0117	CONFERENCE TABLE		Lake Oswego
0249	Furniture-Custom Workspace		Lake Oswego
0255	Office Furniture (See Details)		Lake Oswego

LEASEHOLD IMPROVEMENTS
0104	LEASEHOLD IMPROVEMENT		Lake Oswego

EXHIBIT B-3

WINDERMERE MORTGAGE SERVICES SERIES LLC/EAST

Member’s Name	Date of Initial Capital Contribution, Issue or Transfer	Initial Capital Contribution	Percentage Interest in Series/East
HomeStreet/WMS, Inc.	May 1, 2005	50% of assets set forth on Schedule A to this Exhibit B-3 and the related liabilities (All set forth in the books and records of Windermere Mortgage Services Series LLC/East)	50%
Windermere Real Estate/East Inc.	May 1, 2005	50% of assets set forth on Schedule A to this Exhibit B-3 and the related liabilities (All set forth in the books and records of Windermere Mortgage Services Series LLC/East)	50%

SCHEDULE A TO EXHIBIT B-3

WINDERMERE MORTGAGE SERVICES SERIES LLC/EAST

8.93% of the following Current Assets owned by Windermere Mortgage Services, LLC, a Washington limited liability company, as of April 30, 2005 and all related liabilities:

Cash Operating Accounts – determined as of April 30, 2005 upon closing of Conversion.

Cash-Money Market – determined as of April 30, 2005 upon closing of Conversion.

Loans Held For Sale – determined as of April 30, 2005 upon closing of Conversion.

Receivables – determined as of April 30, 2005 upon closing of Conversion.

Prepaid Medical – determined as of April 30, 2005 upon closing of Conversion.

Facilities Agreement for Windermere Mortgage Services Series LLC/East

Systems	Description	Serial No.	Location
COMPUTERS
0282	Firewall-NetScreen 5XP Elite		Bellevue Main
0333	LAPTOP, DELL LATITUDE	B198421	Bellevue Main

LEASEHOLD IMPROVEMENTS
0052	LEASEHOLD IMPROVEMENTS		Bellevue Main

COMPUTERS
0283	Firewall-NetScreen 5XP Elite		Bellevue South
0361	LAPTOP, DELL LATITUDE	G2QB421	Bellevue South

FURNITURE & FIXTURES
0056	TABLE (1), WORKSURFACE (1), OVERHEAD(l)		Bellevue South

COMPUTERS
0313	Firewall-NetScreen 5XP-001	S0018042002005476	Bellevue West
0356	LAPTOP, DELL LATITUDE	JBQB421	Bellevue West

FURNITURE & FIXTURES
0057	1-LOT MOHOG DESK, CHAIRS, ART		Bellevue West
0058	ARTWORK		Bellevue West
0059	MINI BLINDS		Bellevue West
0182	WORKSTATION AND CHAIR		Bellevue West
0385	FURNITURE - DESK TOPS, CHAIRS, PIN BOARD		Bellevue West

EXHIBIT B-4

WINDERMERE MORTGAGE SERVICES SERIES LLC/EVERETT

Member’s Name	Date of Initial Capital Contribution, Issue or Transfer	Initial Capital Contribution	Percentage Interest in Series/ Everett
HomeStreet/WMS, Inc.	May 1, 2005	50% of assets set forth on Schedule A to this Exhibit B-4 and the related liabilities (All set forth in the books and records of Windermere Mortgage Services Series LLC/Everett)	50%
Windermere Real Estate/Everett Inc.	May 1, 2005	50% of assets set forth on Schedule A to this Exhibit B-4 and the related liabilities (All set forth in the books and records of Windermere Mortgage Services Series LLC/Everett)	50%

SCHEDULE A TO EXHIBIT B-4

WINDERMERE MORTGAGE SERVICES SERIES LLC/EVERETT

1.75% of the following Current Assets owned by Windermere Mortgage Services, LLC, a Washington limited liability company, as of April 30, 2005 and all related liabilities:

Cash Operating Accounts – determined as of April 30, 2005 upon closing of Conversion.

Cash-Money Market – determined as of April 30, 2005 upon closing of Conversion.

Loans Held For Sale – determined as of April 30, 2005 upon closing of Conversion.

Receivables – determined as of April 30, 2005 upon closing of Conversion.

Prepaid Medical – determined as of April 30, 2005 upon closing of Conversion.

Facilities Agreement for Windermere Mortgage Services Series LLC/Everett

Systems	Description	Serial No.	Location
COMPUTERS
0327	MONITOR, 17”		Lynnwood
0343	LAPTOP, DELL LATITUDE	F9C8421	Lynnwood

FURNITURE & FIXTURES
0078	OFFICE FURNITURE		Lynnwood
0329	OFFICE DESK		Lynnwood

COMPUTERS
0186	PRINTER, HP LASERJET 6PXI	USBD029135	Everett Mall
0294	2-Firewall-NetScreen 5XP Elite		Everett Mall
0362	LAPTOP, DELL LATITUDE	2CQB421	Everett Mall
0366	LAPTOP, DELL LATITUDE	612Z421	Everett Mall

FURNITURE & FIXTURES
0081	ARTWORK		Everett Mall
0080	OFFICE FURNITURE		Everett Mall
0171	PENINSULA TABLE 24"" X 72""		Everett Mall
0197	OFFICE FURNITURE		Everett Mall
0253	Office Furniture-Laminate Top		Everett Mall
0318	Office Furniture (See Notes for Details)		Everett Mall
0383	FURNITURE		Everett Mall

LEASEHOLD IMPROVEMENTS
0076	OFFICE REMODEL		Everett Mall
0224	LEASEHOLD IMPROVEMENT - BUILDOUT		Everett Mall

EXHIBT B-5

WINDERMERE MORTGAGE SERVICES SERIES LLC/GH

Member’s Name	Date of Initial Capital Contribution, Issue or Transfer	Initial Capital Contribution	Percentage Interest in Series/GH
HomeStreet/WMS, Inc.	May 1, 2005	50% of assets set forth on Schedule A to this Exhibit B-5 and the related liabilities (All set forth in the books and records of Windermere Mortgage Services Series LLC/GH)	50%
Windermere Real Estate/GH LLC	May 1, 2005	50% of assets set forth on Schedule A to this Exhibit B-5 and the related liabilities (All set forth in the books and records of Windermere Mortgage Services Series LLC/GH)	50%

SCHEDULE A TO EXHIBIT B-5

WINDERMERE MORTGAGE SERVICES SERIES LLC/GH

4.76% of the following Current Assets owned by Windermere Mortgage Services, LLC, a Washington limited liability company, as of April 30, 2005 and all related liabilities:

Cash Operating Accounts – determined as of April 30, 2005 upon closing of Conversion.

Cash-Money Market – determined as of April 30, 2005 upon closing of Conversion.

Loans Held For Sale – determined as of April 30, 2005 upon closing of Conversion.

Receivables – determined as of April 30, 2005 upon closing of Conversion.

Prepaid Medical – determined as of April 30, 2005 upon closing of Conversion.

Facilities Agreement for Windermere Mortgage Services Series LLC/GH

Systems	Description	Serial No.	Location
COMPUTERS
0296	Firewall-NetScreen 5XP Elite		Edmonds
0348	LAPTOP, DELL LATITUDE	F7C8421	Edmonds

FURNITURE & FIXTURES
0025	ARTWORK		Edmonds
0024	OFFICE FURNITURE		Edmonds
0222	WORKSURFACE (2), FILE, WALL CABINET		Edmonds

EXHIBIT B-6

WINDERMERE MORTGAGE SERVICES SERIES LLC/HKW

Member’s Name	Date of Initial Capital Contribution, Issue or Transfer	Initial Capital Contribution	Percentage Interest in Series/ HKW

HomeStreet/WMS, Inc.	May 1, 2005	50% of assets set forth on Schedule A to this Exhibit B-6 and the related liabilities (All set forth in the books and records of Windermere Mortgage Services Series LLC/HKW)	50%

Windermere Real Estate/HKW Inc.	May 1, 2005	50% of assets set forth on Schedule A to this Exhibit B-6 and the related liabilities (All set forth in the books and records of Windermere Mortgage Services Series LLC/HKW)	50%

SCHEDULE A TO EXHIBIT B-6

WINDERMERE MORTGAGE SERVICES SERIES LLC/HKW

5.90% of the following Current Assets owned by Windermere Mortgage Services, LLC, a Washington limited liability company, as of April 30, 2005 and all related liabilities:

Cash Operating Accounts – determined as of April 30, 2005 upon closing of Conversion.

Cash-Money Market – determined as of April 30, 2005 upon closing of Conversion.

Loans Held for Sale – determined as of April 30, 2005 upon closing of Conversion.

Receivables – determined as of April 30, 2005 upon closing of Conversion.

Prepaid Medical – determined as of April 30, 2005 upon closing of Conversion.

Facilities Agreement for Windermere Mortgage Services Series LLC/HKW

Systems	Description	Serial No.	Location
COMPUTERS
0010	PRINTER, HP DESKJET 340		Alderwood
0246	Monitor, HP 15””	MY85097933	Alderwood
0281	Firewall-NetScreen 5XP Elite		Alderwood
0341	LAPTOP, DELL LATITUDE	48C8421	Alderwood

FURNITURE & FIXTURES
0378	OFFICE FURNITURE – DESK, FILES, CHAIRS		Alderwood

LEASEHOLD IMPROVEMENTS
0379	OFFICE REMODEL		Alderwood

EXHIBIT B-7

WINDERMERE MORTGAGE SERVICES SERIES LLC/MAPLE VALLEY

Member’s Name	Date of Initial Capital Contribution, Issue or Transfer	Initial Capital Contribution	Percentage Interest in Series/Maple Valley
HomeStreet/WMS, Inc.	May 1, 2005	50% of assets set forth on Schedule A to this Exhibit B-7 and the related liabilities (All set forth in the books and records of Windermere Mortgage Services Series LLC/Maple Valley)	50%

Windermere Real Estate/Maple Valley, Inc.	May 1,2005	50% of assets set forth on Schedule A to this Exhibit B-7 and the related liabilities (All set forth in the books and records of Windermere Mortgage Services Series LLC/Maple Valley)	50%

SCHEDULE A TO EXHIBIT B-7

WINDERMERE MORTGAGE SERVICES SERIES LLC/MAPLE VALLEY

2.66% of the following Current Assets owned by Windermere Mortgage Services, LLC, a Washington limited liability company, as of April 30, 2005 and all related liabilities:

Cash Operating Accounts – determined as of April 30, 2005 upon closing of Conversion.

Cash-Money Market – determined as of April 30, 2005 upon closing of Conversion.

Loans Held for Sale – determined as of April 30, 2005 upon closing of Conversion.

Receivables – determined as of April 30, 2005 upon closing of Conversion.

Prepaid Medical – determined as of April 30, 2005 upon closing of Conversion.

Facilities Agreement for Windermere Mortgage Services Series LLC/Maple Valley

Systems	Description	Serial No.	Location
COMPUTERS
COMPUTERS
0166	PRINTER, HP LASERJET 6PXI	USDH025265	Maple Valley
0306	Firewall-NetScreen 5XP Elite		Maple Valley

FURNITURE & FIXTURES
0277	Office Furniture (See Notes for Detail)		Maple Valley

EXHIBIT B-8

WINDERMERE MORTGAGE SERVICES SERIES LLC/MH

Member’s Name	Date of Initial Capital Contribution, Issue or Transfer	Initial Capital Contribution	Percentage Interest in Series/MH
HomeStreet/WMS, Inc.	May 1, 2005	50% of assets set forth on Schedule A to this Exhibit B-8 and the related liabilities (All set forth in the books and records of Windermere Mortgage Services Series LLC/MH)	50%

Windermere Real Estate/M.H., Inc.	May 1, 2005	50% of assets set forth on Schedule A to this Exhibit B-8 and the related liabilities (All set forth in the books and records of Windermere Mortgage Services Series LLC/MH)	50%

SCHEDULE A TO EXHIBIT B-8

WINDERMERE MORTGAGE SERVICES SERIES LLC/MH

4.15% of the following Current Assets owned by Windermere Mortgage Services, LLC, a Washington limited liability company, as of April 30, 2005 and all related liabilities:

Cash Operating Accounts – determined as of April 30, 2005 upon closing of Conversion.

Cash-Money Market – determined as of April 30, 2005 upon closing of Conversion.

Loans Held For Sale – determined as of April 30, 2005 upon closing of Conversion.

Receivables – determined as of April 30, 2005 upon closing of Conversion.

Prepaid Medical – determined as of April 30, 2005 upon closing of Conversion.

Facilities Agreement for Windermere Mortgage Services Series LLC/MH

Systems	Description	Serial No.	Location
COMPUTERS
0238	PRINTER, HP4ML	USBB067266	Everett South – C
0285	Firewall-NetScreen 5XP Elite		Everett South – C
0365	LAPTOP, DELL LATITUDE	GT4ND2I	Everett South – C

FURNITURE & FIXTURES
0069	FURNITURE CAPITAL CONTRIB.		Everett South – C
0312	Office Furniture (See Notes for Detail)		Everett South – C

COMPUTERS
0175	PRINTER, HP LASERJET 4L	USBB975766	Everett South – B
0367	LAPTOP, DELL LATITUDE C640	37CKK21	Everett South – B

EXHIBIT B-9

WINDERMERE MORTGAGE SERVICES SERIES LLC/NORTH

Member’s Name	Date of Initial Capital Contribution, Issue or Transfer	Initial Capital Contribution	Percentage Interest in Series/North
HomeStreet/WMS, Inc.	May 1, 2005	50% of assets set forth on Schedule A to this Exhibit B-9 and the related liabilities (All set forth in the books and records of Windermere Mortgage Services Series LLC/North)	50%
Windermere Real Estate/North, Inc.	May 1, 2005	50% of assets set forth on Schedule A to this Exhibit B-9 and the related liabilities (All set forth in the books and records of Windermere Mortgage Services Series LLC/North)	50%

SCHEDULE A TO EXHIBIT B-9

WINDERMERE MORTGAGE SERVICES SERIES LLC/NORTH

1.75% of the following Current Assets owned by Windermere Mortgage Services, LLC, a Washington limited liability company, as of April 30, 2005 and all related liabilities:

Cash Operating Accounts – determined as of April 30, 2005 upon closing of Conversion.

Cash-Money Market – determined as of April 30, 2005 upon closing of Conversion.

Loans Held For Sale – determined as of April 30, 2005 upon closing of Conversion.

Receivables – determined as of April 30, 2005 upon closing of Conversion.

Prepaid Medical – determined as of April 30, 2005 upon closing of Conversion.

Facilities Agreement for Windermere Mortgage Services Series LLC/North

Systems	Description	Serial No.	Location

COMPUTERS
0327	MONITOR, 17””		Lynnwood
0343	LAPTOP, DELL LATITUDE	F9C8421	Lynnwood

FURNITURE & FIXTURES
0078	OFFICE FURNITURE		Lynnwood
0329	OFFICE DESK		Lynnwood

COMPUTERS
0186	PRINTER, HP LASERJET 6PXI	USBD029135	Everett Mall
0294	2-Firewall-NetScreen 5XP Elite		Everett Mall
0362	LAPTOP, DELL LATITUDE	2CQB421	Everett Mall
0366	LAPTOP, DELL LATITUDE	612Z421	Everett Mall

FURNITURE & FIXTURES
0081	ARTWORK		Everett Mall
0077	FURNITURE CAPITAL CONTRIB.		Everett Mall
0080	OFFICE FURNITURE		Everett Mall
0171	PENINSULA TABLE 24”” X 72””		Everett Mall
0197	OFFICE FURNITURE		Everett Mall
0253	Office Furniture-Laminate Top		Everett Mall
0318	Office Furniture (See Notes for Details)		Everett Mall
0383	FURNITURE		Everett Mall

LEASEHOLD IMPROVEMENTS
0076	OFFICE REMODEL		Everett Mall
0224	LEASEHOLD IMPROVEMENT – BUILDOUT		Everett Mall

EXHIBIT B-10

WINDERMERE MORTGAGE SERVICES SERIES LLC/NORTHEAST

Member’s Name	Date of Initial Capital Contribution, Issue or Transfer	Initial Capital Contribution	Percentage Interest in Series/ Northeast
HomeStreet/WMS, Inc.	May 1, 2005	50% of assets set forth on Schedule A to this Exhibit B-10 and the related liabilities (All set forth in the books and records of Windermere Mortgage Services Series LLC/Northeast)	50%

JHW Associates, Inc.	May 1, 2005	50% of assets set forth on Schedule A to this Exhibit B-10 and the related liabilities (All set forth in the books and records of Windermere Mortgage Services Series LLC/Northeast)	50%

SCHEDULE A TO EXHIBIT B-10

WINDERMERE MORTGAGE SERVICES SERIES LLC/NORTHEAST

1.54% of the following Current Assets owned by Windermere Mortgage Services, LLC, a Washington limited liability company, as of April 30, 2005 and all related liabilities:

Cash Operating Accounts–determined as of April 30, 2005 upon closing of Conversion.

Cash-Money Market–determined as of April 30, 2005 upon closing of Conversion.

Loans Held For Sale–determined as of April 30, 2005 upon closing of Conversion.

Receivables–determined as of April 30, 2005 upon closing of Conversion.

Prepaid Medical–determined as of April 30, 2005 upon closing of Conversion.

Facilities Agreement for Windermere Mortgage Services Series LLC/Northeast

Systems	Description	Serial No.	Location
COMPUTERS
0297	Firewall-NetScreen 5XP Elite		Kirkland
0346	LAPTOP, DELL LATITUDE	6XC8421	Kirkland

FURNITURE & FIXTURES
0028	OFFICE FURNITURE		Kirkland
0330	DESK, OVERHEAD, FILE, (2) SIDE CHAIRS		Kirkland

LEASEHOLD
0027	LEASEHOLD IMPROVEMENT		Kirkland

EXHIBIT B-11

WINDERMERE MORTGAGE SERVICES SERIES LLC/NORTHWEST

Member’s Name	Date of Initial Capital Contribution, Issue or Transfer	Initial Capital Contribution	Percentage Interest in Series/ Northwest
HomeStreet/WMS, Inc.	May 1, 2005	50% of assets set forth on Schedule A to this Exhibit B-11 and the related liabilities (All set forth in the books and records of Windermere Mortgage Services Series LLC/Northwest)	50%

Windermere Real Estate/Northwest, Inc.	May 1, 2005	50% of assets set forth on Schedule A to this Exhibit B-11 and the related liabilities (All set forth in the books and records of Windermere Mortgage Services Series LLC/Northwest)	50%

SCHEDULE A TO EXHIBIT B-11

WINDERMERE MORTGAGE SERVICES SERIES LLC/NORTHWEST

4.07% of the following Current Assets owned by Windermere Mortgage Services, LLC, a Washington limited liability company, as of April 30, 2005 and all related liabilities:

Cash Operating Accounts–determined as of April 30, 2005 upon closing of Conversion.

Cash-Money Market–determined as of April 30, 2005 upon closing of Conversion.

Loans Held For Sale–determined as of April 30, 2005 upon closing of Conversion.

Receivables–determined as of April 30, 2005 upon closing of Conversion.

Prepaid Medical–determined as of April 30, 2005 upon closing of Conversion.

Facilities Agreement for Windermere Mortgage Services Series LLC/Northwest

Systems	Description	Serial No.	Location
FURNITURE & FIXTURES
0381	WORKSTATION (1), CHAIRS (3)		Ballard

EXHIBIT B-12

WINDERMERE MORTGAGE SERVICES SERIES LLC/OAK TREE

Member’s Name	Date of Initial Capital Contribution, Issue or Transfer	Initial Capital Contribution	Percentage Interest in Series/ Oak Tree

HomeStreet/WMS, Inc.	May 1, 2005	50% of assets set forth on Schedule A to this Exhibit B-12 and the related liabilities (All set forth in the books and records of Windermere Mortgage Services Series LLC/Oak Tree)	50%
Windermere Real Estate/Oak Tree, Inc.	May 1, 2005	50% of assets set forth on Schedule A to this Exhibit B-12 and the related liabilities (All set forth in the books and records of Windermere Mortgage Services Series LLC/Oak Tree)	50%

SCHEDULE A TO EXHIBIT B-12

WINDERMERE MORTGAGE SERVICES SERIES LLC/OAK TREE

0.80% of the following Current Assets owned by Windermere Mortgage Services, LLC, a Washington limited liability company, as of April 30, 2005 and all related liabilities:

Cash Operating Accounts – determined as of April 30, 2005 upon closing of Conversion.

Cash-Money Market – determined as of April 30, 2005 upon closing of Conversion.

Loans Held For Sale – determined as of April 30,2005 upon closing of Conversion.

Receivables – determined as of April 30, 2005 upon closing of Conversion.

Prepaid Medical – determined as of April 30, 2005 upon closing of Conversion.

Facilities Agreement for Windermere Mortgage Services Series LLC/Oak Tree

Systems	Description	Serial No.	Location
COMPUTERS
0287	Firewall-NetScreen 5XP Elite		Oaktree
0332	LAPTOP, DELL LATITUDE	J0B8421	Oaktree

FURNITURE & FIXTURES
0041	FURNITURE CAPITAL CONTRIB.		Oaktree
0042	PENINSULA TABLE		Oaktree
0308	File-Lateral 42""W 2Dr		Oaktree

EXHIBIT B-13

WINDERMERE MORTGAGE SERVICES SERIES LLC/RENTON

Member’s Name	Date of Initial Capital Contribution, Issue or Transfer	Initial Capital Contribution	Percentage Interest in Series/ Renton

HomeStreet/WMS, Inc.	May 1, 2005	50% of assets set forth on Schedule A to this Exhibit B-13 and the related liabilities (All set forth in the books and records of Windermere Mortgage Services Series LLC/Renton)	50%
Windermere Real Estate/Renton, Inc.	May 1, 2005	50% of assets set forth on Schedule A to this Exhibit B-13 and the related liabilities (All set forth in the books and records of Windermere Mortgage Services Series LLC/Renton)	50%

SCHEDULE A TO EXHIBIT B-13

WINDERMERE MORTGAGE SERVICES SERIES LLC/RENTON

2.93% of the following Current Assets owned by Windermere Mortgage Services, LLC, a Washington limited liability company, as of April 30, 2005 and all related liabilities:

Cash Operating Accounts – determined as of April 30, 2005 upon closing of Conversion.

Cash-Money Market – determined as of April 30,2005 upon closing of Conversion.

Loans Held For Sale – determined as of April 30, 2005 upon closing of Conversion.

Receivables – determined as of April 30, 2005 upon closing of Conversion.

Prepaid Medical – determined as of April 30, 2005 upon closing of Conversion.

Facilities Agreement for Windermere Mortgage Services Series LLC/Renton

Systems	Description	Serial No.	Location
FURNITURE & FIXTURES
0380	DESK, TASK LIGHT, CHAIRS (3)		Renton Highlands

EXHIBIT B-14

WINDERMERE MORTGAGE SERVICES SERIES LLC/SOUTH

Member’s Name	Date of Initial Capital Contribution, Issue or Transfer	Initial Capital Contribution	Percentage Interest in Series/ South
HomeStreet/WMS, Inc.	May 1, 2005	50% of assets set forth on Schedule A to this Exhibit B-14 and the related liabilities (All set forth in the books and records of Windermere Mortgage Services Series LLC/South)	50%
Windermere Real Estate/South, Inc.	May 1, 2005	50% of assets set forth on Schedule A to this Exhibit B-14 and the related liabilities (All set forth in the books and records of Windermere Mortgage Services Series LLC/South)	50%

SCHEDULE A TO EXHIBIT B-14

WINDERMERE MORTGAGE SERVICES SERIES LLC/SOUTH

24.57% of the following Current Assets owned by Windermere Mortgage Services, LLC, a Washington limited liability company, as of April 30, 2005 and all related liabilities:

Cash Operating Accounts – determined as of April 30, 2005 upon closing of Conversion.

Cash-Money Market – determined as of April 30,2005 upon closing of Conversion.

Loans Held For Sale – determined as of April 30, 2005 upon closing of Conversion.

Receivables – determined as of April 30, 2005 upon closing of Conversion. .

Prepaid Medical – determined as of April 30, 2005 upon closing of Conversion.

Facilities Agreement for Windermere Mortgage Services Series LLC/South

Systems	Description	Serial No.	Location
COMPUTERS
0227	Printer HP Laserjet	USCH017380	Renton South
0290	Firewall-NetScreen 5XP Elite		Renton South
0340	LAPTOP, DELL LATITUDE	35B8421	Renton South
0357	LAPTOP, DELL LATITUDE	65QB421	Renton South

FURNITURE & FIXTURES
0137	ARTWORK		Renton South
0138	ARTWORK		Renton South
0135	OFFICE FURNITURE		Renton South
0136	LAMP		Renton South
0192	OFFICE FURNITURE		Renton South
0258	OFFICE FURNITURE		Renton South
0259	OFFICE FURNITURE		Renton South
0369	WORK SURFACE 20X71		Renton South

COMPUTERS
0159	PRINTER, HP LASERJET	USCH017415	Burien
0295	Firewall-NetScreen 5XP Elite		Burien
0349	LAPTOP, DELL LATITUDE	GRV8421	Burien
0354	LAPTOP, DELL LATITUDE	C1W8421	Burien

FURNITURE & FIXTURES
0141	ARTWORK		Burien
0140	42”” 5 DRAWER LATERAL FILE		Burien
0142	AWNING DEPOSIT		Burien
0143	OFFICE FURNITURE		Burien

COMPUTERS
0299	Firewall-NetScreen 5XP Elite		Kent

0337	LAPTOP, DELL LATITUDE	6J98421	Kent

FURNITURE & FIXTURES
0152	OFFICE FURNITURE		Kent
0216	WATERCOLOR PAINTING		Kent

LEASEHOLD IMPROVEMENTS
130	PHONE LINE		Kent

COMPUTERS
0169	MONITOR / KEYBOARD / MOUSE	MY84657994	Puyallup
0300	Firewall-NetScreet 5XP Elite		Puyallup
0335	LAPTOP, DELL LATITUDE	DZ88421	Puyallup

FURNITURE & FIXTURES
0153	OFFICE FURNITURE		Puyallup

LEASEHOLD IMPROVEMENTS
0131	PHONE/FAX LINE		Puyallup
0132	PHONE LINE		Puyallup

COMPUTERS
0250	Laptop HPXH545	TW14027103	Eaton
0251	Fax Machine, HP LJ3200SE	CNDW135376	Eaton

COMPUTERS
0305	FIREWALL, NETSCREEN 5XP ELITE		Federal Way
0358	LAPTOP, DELL LATITUDE	G4QB421	Federal Way

FURNITURE & FIXTURES
0264	Office Furniture-B 2ea Support Panel		Federal Way
0331	OFFICE FURNITURE		Federal Way

EXHIBIT B-15

WINDERMERE MORTGAGE SERVICES SERIES LLC/VALLEY

Member’s Name	Date of Initial Capital Contribution, Issue or Transfer	Initial Capital Contribution	Percentage Interest in Series/ Valley
HomeStreet/WMS, Inc.	May 1, 2005	50% of assets set forth on Schedule A to this Exhibit B-15 and the related liabilities (All set forth in the books and records of Windermere Mortgage Services Series LLC/Valley)	50%
Windermere Real Estate/Valley, Inc.	May 1, 2005	50% of assets set forth on Schedule A to this Exhibit B-15 and the related liabilities (All set forth in the books and records of Windermere Mortgage Services Series LLC/Valley)	50%

SCHEDULE A TO EXHIBIT B-15

WINDERMERE MORTGAGE SERVICES SERIES LLC/VALLEY

5.03% of the following Current Assets owned by Windermere Mortgage Services, LLC, a Washington limited liability company, as of April 30, 2005 and all related liabilities:

Cash Operating Accounts – determined as of April 30, 2005 upon closing of Conversion.

Cash-Money Market – determined as of April 30, 2005 upon closing of Conversion.

Loans Held For Sale – determined as of April 30, 2005 upon closing of Conversion.

Receivables – determined as of April 30, 2005 upon closing of Conversion.

Prepaid Medical – determined as of April 30, 2005 upon closing of Conversion.

Facilities Agreement for Windermere Mortgage Services Series LLC/Valley

Systems	Description	Serial No.	Location
FURNITURE & FIXTURES

0384	FURNITURE		Spokane Valley

EXHIBIT B-16

WINDERMERE MORTGAGE SERVICES SERIES LLC/WALL STREET

Member’s Name	Date of Initial Capital Contribution, Issue or Transfer	Initial Capital Contribution	Percentage Interest in Series/ Wall Street
HomeStreet/WMS, Inc.	May 1, 2005	50% of assets set forth on Schedule A to this Exhibit B-16 and the related liabilities (All set forth in the books and records of Windermere Mortgage Services Series LLC/Wall Street)	50%
Windermere Real Estate/Wall Street, Inc.	May 1, 2005	50% of assets set forth on Schedule A to this Exhibit B-16 and the related liabilities (All set forth in the books and records of Windermere Mortgage Services Series LLC/Wall Street)	50%

SCHEDULE A TO EXHIBIT B-16

WINDERMERE MORTGAGE SERVICES SERIES LLC/WALL STREET

8.02% of the following Current Assets owned by Windermere Mortgage Services, LLC, a Washington limited liability company, as of April 30, 2005 and all related liabilities:

Cash Operating Accounts – determined as of April 30, 2005 upon closing of Conversion.

Cash-Money Market – determined as of April 30, 2005 upon closing of Conversion.

Loans Held For Sale – determined as of April 30, 2005 upon closing of Conversion.

Receivables – determined as of April 30, 2005 upon closing of Conversion.

Prepaid Medical – determined as of April 30, 2005 upon closing of Conversion.

Facilities Agreement for Windermere Mortgage Services Series LLC/Wall Street

Systems	Description	Serial No.	Location
COMPUTERS
0174	PRINTER, HP LASERJET 6P XI	USCH017400	Wall Street
0279	Firewall-NetScreen 5XP Elite		Wall Street
0352	LAPTOP, DELL LATITUDE	HWV8421	Wall Street
0364	LAPTOP, DELL LATITUDE	DBQB421	Wall Street

FURNITURE & FIXTURES
0088	TACKBOARD 48"" X 60""		Wall Street
0089	1 - CASEGOODS, 1 - MAHOGANY		Wall Street
0090	DESK, GUEST CHAIRS (2)		Wall Street
0091	EXECUTIVE CHAIRS (2)		Wall Street
0328	HUTCH 36""W X 42""H		Wall Street
0370	FILE PEDESTAL WITH LOCK		Wall Street
0372	LATERAL FILE DRAWERS		Wall Street

LEASEHOLD IMPROVEMENTS
0085	PHONE/FAX LINES		Wall Street

COMPUTERS
0304	Firewall-NetScreen 5XP Elite		West Seattle
0359	LAPTOP, DELL LATITUDE	29QB421	West Seattle

FURNITURE & FIXTURES
0196	OFFICE FURNITURE		West Seattle
0198	OFFICE FURNITURE		West Seattle
0204	GUEST CHAIRS (3), ARTWORK (2)		West Seattle
0208	FURNITURE SETUP		West Seattle

EXHIBIT B-17

WINDERMERE MORTGAGE SERVICES SERIES LLC/WEST SOUND

Member’s Name	Date of Initial Capital Contribution, Issue or Transfer	Initial Capital Contribution	Percentage Interest in Series/ West Sound
HomeStreet/WMS, Inc.	May 1, 2005	50% of assets set forth on Schedule A to this Exhibit B-17 and the related liabilities (All set forth in the books and records of Windermere Mortgage Services Series LLC/West Sound)	50%
Windermere Real Estate/West Sound, Inc.	May 1, 2005	50% of assets set forth on Schedule A to this Exhibit B-17 and the related liabilities (All set forth in the books and records of Windermere Mortgage Services Series LLC/West Sound)	50%

SCHEDULE A TO EXHIBIT B-17

WINDERMERE MORTGAGE SERVICES SERIES LLC/WEST SOUND

5.55% of the following Current Assets owned by Windermere Mortgage Services, LLC, a Washington limited liability company, as of April 30, 2005 and all related liabilities:

Cash Operating Accounts – determined as of April 30, 2005 upon closing of Conversion.

Cash-Money Market – determined as of April 30, 2005 upon closing of Conversion.

Loans Held For Sale – determined as of April 30, 2005 upon closing of Conversion.

Receivables – determined as of April 30, 2005 upon closing of Conversion.

Prepaid Medical – determined as of April 30, 2005 upon closing of Conversion.

Facilities Agreement for Windermere Mortgage Services Series LLC/West Sound

Systems	Description	Serial No.	Location
COMPUTERS
0172	PRINTER, HP LASERJET 6PXI	USCH017395	Silverdale
0289	Firewall-NetScreen 5XP Elite		Silverdale
0351	LAPTOP, DELL LATITUDE	DXT8421	Silverdale
0353	LAPTOP, DELL LATITUDE	3FV8421	Silverdale
0374	FIREWALL, NETSCREEN 5XP ELITE		Silverdale

FURNITURE & FIXTURES
0020	FURNITURE CAP. CONTRIB.		Silverdale
0202	OFFICE FURNITURE		Silverdale
0205	OFFICE FURNITURE		Silverdale
0376	FILE UNIT 20X70 INCLUDES 36"" LATERAL(2)		Silverdale

LEASEHOLD IMPROVEMENTS
0019	LEASEHOLD IMPROVEMENTS		Silverdale

EXHIBIT B-18

WINDERMERE MORTGAGE SERVICES SERIES LLC/WRE

Member’s Name	Date of Initial Capital Contribution, Issue or Transfer	Initial Capital Contribution	Percentage Interest in Series/WRE
HomeStreet/WMS, Inc.	May 1, 2005	50% of assets set forth on Schedule A to this Exhibit B-18 and the related liabilities (All set forth in the books and records of Windermere Mortgage Services Series LLC/WRE)	50%
Windermere Real Estate Co.	May 1, 2005	50% of assets set forth on Schedule A to this Exhibit B-18 and the related liabilities (All set forth in the books and records of Windermere Mortgage Services Series LLC/WRE)	50%

SCHEDULE A TO EXHIBIT B-18

WINDERMERE MORTGAGE SERVICES SERIES LLC/WRE

5.57% of the following Current Assets owned by Windermere Mortgage Services, LLC, a Washington limited liability company, as of April 30, 2005 and all related liabilities:

Cash Operating Accounts – determined as of April 30, 2005 upon closing of Conversion.

Cash-Money Market – determined as of April 30, 2005 upon closing of Conversion.

Loans Held For Sale – determined as of April 30, 2005 upon closing of Conversion.

Receivables – determined as of April 30, 2005 upon closing of Conversion.

Prepaid Medical – determined as of April 30, 2005 upon closing of Conversion.

Facilities Agreement for Windermere Mortgage Services Series LLC/WRE

Systems	Description	Serial No.	Location
COMPUTERS
0286	Firewall-NetScreen 5XP Elite		Northgate
0344	LAPTOP, DELL LATITUDE	FNC8421	Northgate

FURNITURE & FIXTURES
0013	FURNITURE CAP. CONTRIB.		Northgate
0320	File-Lateral 36”“W 4-Drawer Locking		Northgate

LEASEHOLD IMPROVEMENTS
0019	LEASEHOLD IMPROVEMENTS		Northgate

COMPUTERS
0302	Firewall-NetScreen 5XP Elite		Lake Forest Park
0347	LAPTOP, DELL LATITUDE	HBC8421	Lake Forest Park

FURNITURE & FIXTURES
0206	WORKSURFACE-2, OVERHEAD, FILES(3), CHAIR		Lake Forest Park

AMENDED EXHIBITS B-19

THROUGH B-23

LIST OF PROPERTY AND OTHER CAPITAL

CONTRIBUTED TO ADDITIONAL SERIES

EXHIBIT B-19

WINDERMERE MORTGAGE SERVICES SERIES LLC/AUBURN

Member’s Name	Date of Initial Capital Contribution, Issue or Transfer	Initial Capital Contribution	Percentage Interest in Series/ Auburn
HomeStreet/WMS, Inc.	May 2, 2005	$25,000.00	50%
Windermere Real Estate/Auburn, Inc.	May 2, 2005	$25,000.00	50%

EXHIBIT B-20

WINDERMERE MORTGAGE SERVICES SERIES LLC/NORTH WALL STREET

Member’s Name	Date of Initial Capital Contribution, Issue or Transfer	Initial Capital Contribution	Percentage Interest in Series/ North Wall Street
HomeStreet/WMS, Inc.	May 2, 2005	$25,000.00	50%
Windermere North Wall Street, Inc.	May 2, 2005	$25,000.00	50%

EXHIBIT B-21

WINDERMERE MORTGAGE SERVICES SERIES LLC/PACIFIC WEST

PROPERTIES

Member’s Name	Date of Initial Capital Contribution, Issue or Transfer	Initial Capital Contribution	Percentage Interest in Series/ Pacific West Properties
HomeStreet/WMS, Inc.	May 2, 2005	$25,000.00	50%
Windermere Pacific West Properties, Inc.	May 2, 2005	$25,000.00	50%

EXHIBIT B-22

WINDERMERE MORTGAGE SERVICES SERIES LLC/PARAGON

Member’s Name	Date of Initial Capital Contribution, Issue or Transfer	Initial Capital Contribution	Percentage Interest in Series/ Paragon
HomeStreet/WMS, Inc.	May 2, 2005	$25,000.00	50%
Windermere Real Estate/Paragon Company, Inc.	May 2, 2005	$25,000.00	50%

EXHIBIT B-23

WINDERMERE MORTGAGE SERVICES SERIES LLC/WMS ONLINE

Member’s Name	Date of Initial Capital Contribution, Issue or Transfer	Initial Capital Contribution	Percentage Interest in Series/ WMS Online
HomeStreet/WMS, Inc.	May 2, 2005	$100,000.00	100%

AMENDED EXHIBIT B-24

LIST OF PROPERTY AND OTHER CAPITAL

CONTRIBUTED TO ADDITIONAL SERIES

EXHIBIT B-24

WINDERMERE MORTGAGE SERVICES SERIES LLC/SKAGIT VALLEY

Member’s Name	Date of Initial Capital Contribution, Issue or Transfer	Initial Capital Contribution	Percentage Interest in Series/ Skagit Valley
HomeStreet/WMS, Inc.	2/17/06	$31,500	50%
JNJ LLC	2/17/06	$31,500	50%

AMENDED EXHIBIT B-25

LIST OF PROPERTY AND OTHER CAPITAL

CONTRIBUTED TO ADDITIONAL SERIES

EXHIBIT B-25

WINDERMERE MORTGAGE SERVICES SERIES LLC/MANITO

Member’s Name	Date of Initial Capital Contribution, Issue or Transfer	Initial Capital Contribution	Percentage Interest in Series/ Manito
HomeStreet/WMS, Inc.	2/27/06	$25,000	50%
Manito Mortgage LLC	2/27/06	$25,000	50%

AMENDED EXHIBIT B-26

LIST OF PROPERTY AND OTHER CAPITAL

CONTRIBUTED TO ADDITIONAL SERIES

EXHIBIT B-26

WINDERMERE MORTGAGE SERVICES SERIES LLC/SBA

Member’s Name	Date of Initial Capital Contribution, Issue or Transfer	Initial Capital Contribution	Percentage Interest in Series/ Manito
HomeStreet/WMS, Inc.	4/1/06	$25,000	50%
Windermere Real Estate/SBA, Inc.	4/1/06	$25,000	50%

AMENDED EXHIBIT B-27

LIST OF PROPERTY AND OTHER CAPITAL

CONTRIBUTED TO ADDITIONAL SERIES

EXHIBIT B-27

WINDERMERE MORTGAGE SERVICES SERIES LLC/TACOMA PROFESSIONAL PARTNERS

Member’s Name	Date of Initial Capital Contribution, Issue or Transfer	Initial Capital Contribution	Percentage Interest in Series/ Manito
HomeStreet/WMS, Inc.	4/15/06	$31,500	50%
Windermere Professional Partners	4/15/06	$31,500	50%

AMENDED EXHIBIT B-30

LIST OF PROPERTY AND OTHER CAPITAL

CONTRIBUTED TO ADDITIONAL SERIES

EXHIBIT B-30

WINDERMERE MORTGAGE SERVICES SERIES LLC/WEST CAMPUS

Member’s Name	Date of Initial Capital Contribution, Issue or Transfer	Initial Capital Contribution	Percentage Interest in Series/West Campus
HomeStreet/WMS, Inc.	4/2/07	$25,000	50%
Windermere Mortgage Services/West Campus, Inc.	4/2/07	$25,000	50%

AMENDED EXHIBIT B-31

LIST OF PROPERTY AND OTHER CAPITAL

CONTRIBUTED TO ADDITIONAL SERIES

EXHIBIT B-31

WINDERMERE MORTGAGE SERVICES SERIES LLC/MILL CREEK

Member’s Name	Date of Initial Capital Contribution, Issue or Transfer	Initial Capital Contribution	Percentage Interest in Series/ West Campus
HomeStreet/WMS, Inc.	7/1/07	$25,000	50%
Windermere Mortgage Services/Mill Creek, Inc.	7/1/07	$25,000	50%

AMENDED EXHIBIT B-32

LIST OF PROPERTY AND OTHER CAPITAL

CONTRIBUTED TO ADDITIONAL SERIES

EXHIBIT B-32

WINDERMERE MORTGAGE SERVICES SERIES LLC/CENTRAL

Member’s Name	Date of Initial Capital Contribution, Issue or Transfer	Initial Capital Contribution	Percentage Interest in Series / Central
HomeStreet/WMS, Inc.	10/01/08	$25,000.00	50%
Central LLC	10/01/08	$25,000.00	50%

AMENDED EXHIBIT B-33

LIST OF PROPERTY AND OTHER CAPITAL

CONTRIBUTED TO ADDITIONAL SERIES

EXHIBIT B-33

WINDERMERE MORTGAGE SERVICES SERIES LLC/WALLA WALLA

Member’s Name	Date of Initial Capital Contribution, Issue or Transfer	Initial Capital Contribution	Percentage Interest in Series/ Walla Walla
HomeStreet/WMS, Inc.	April 23, 2009	$25,000.00	50%
Simcock Enterprises, L.L.C.	April 23, 2009	$25,000.00	50%

AMENDED EXHIBIT B-34

LIST OF PROPERTY AND OTHER CAPITAL

CONTRIBUTED TO ADDITIONAL SERIES

EXHIBIT B-34

WINDERMERE MORTGAGE SERVICES SERIES LLC/KITSAP

Member’s Name	Date of Initial Capital Contribution, Issue or Transfer	Initial Capital Contribution	Percentage Interest in Series/ KITSAP
HomeStreet/WMS, Inc.	07/01/2009	$25,000.00	50%
Windermere Kitsap LLC	06/25/2009	$25,000.00	50%

AMENDED EXHIBIT C

LIST OF LLC MANAGERS

IISB LLC MANAGERS	WG LLC MANAGERS
Richard W.H. Bennion	Don Riley
Susan Greenwald	Gregory R. Hoff
Mark Mason	Joe Deasy
David Hoosten	Brian Allen

LIST OF SERIES MANAGERS

This List of Series Managers is amended and restated as of January 20, 2011.

WINDERMERE MORTGAGE SERVICES SERIES	WG SERIES MANAGER	IISB SERIES MANAGER
Windermere Mortgage Services Series LLC/American NW Realty	Steve Skibbs	M. Barton Harrington

Windermere Mortgage Services Series LLC/ Auburn	Tom Tollen	M. Barton Harrington

Windermere Mortgage Services Series LLC/ AT	Brian Allen	M. Barton Harrington

Windermere Mortgage Services Series LLC/ East	Joe Deasy	M. Barton Harrington

Windermere Mortgage Services Series LLC/ Everett	Rhonda Snyder	M. Barton Harrington

Windermere Mortgage Services Series LLC/GH	Greg Hoff	M. Barton Harrington

Windermere Mortgage Services Series LLC/ HKW	Renee Sayatovic	M. Barton Harrington

Windermere Mortgage Services Series LLC/ Maple Valley	Rich Menti	M. Barton Harrington

Windermere Mortgage Services Series LLC/ M2	David Maider	M. Barton Harrington

Windermere Mortgage Services Series LLC/ North	Lena Maul	M. Barton Harrington

Windermere Mortgage Services Series LLC/ North Wall Street	John Becker	M. Barton Harrington

Windermere Mortgage Services Series LLC/ Northeast	Peter V.C. Hickey	M. Barton Harrington

Windermere Mortgage Services Series LLC/ Northwest	Steve Kieburtz	M. Barton Harrington

Windermere Mortgage Services Series LLC/ Oak Tree	Matt Carroll	M. Barton Harrington

Windermere Mortgage Services Series LLC/ Pacific West Properties	Pam McColly	M. Barton Harrington

Windermere Mortgage Services Series LLC/Paragon	Ron Lunceford	M. Baiton Harrington

Windermere Mortgage Services Series LLC/Renton	Jason Moore	M. Barton Harrington

Windermere Mortgage Services Series LLC/South	Rich Menti	M. Barton Harrington

Windermere Mortgage Services Series LLC/Valley	Cate Moye’	M. Barton Harrington

Windermere Mortgage Services Series LLC/Wall Street	Rich Gangnes	M. Barton Harrington

Windermere Mortgage Services Series LLC/WRE	OB Jacobi	M. Barton Harrington

Windermere Mortgage Services Series LLC/WMS Online	Rich Bennion	M. Barton Harrington

Windermere Mortgage Services Series LLC/Skagit Valley	Nate Scott	M. Barton Harrington

Windermere Mortgage Services Series LLC/Manito	Joseph K. Nichols, Sr.	M. Barton Harrington

Windermere Mortgage Services Series LLC/SBA	Will Bruce	M. Barton Harrington

Windermere Mortgage Services Series LLC/Tacoma Professional Partners	Jeff Jensen	M. Barton Harrington

Windermere Mortgage Services Series LLC/West Campus	John Tidwell	M. Barton Harrington

Windermere Mortgage Services Series LLC/Mill Creek	Vern Holden	M. Barton Harrington

Windermere Mortgage Services Series LLC/Central	Michael J. Connolly	M. Barton Harrington

Windermere Mortgage Services Series LLC/Walla Walla	Douglas R. Simcock	M. Barton Harrington

Windermere Mortgage Services Series LLC/Kitsap	Michael Pitts	M. Barton Harrington

Revised: 01.20.11

EXHIBIT D

SEPARATE SERIES AGREEMENT FOR EACH SERIES

FORM OF

SEPARATE SERIES AGREEMENT

SERIES [                    ]

THIS SEPARATE SERIES AGREEMENT, dated as of May 1, 2005 (this “Separate Series Agreement”), is entered into by and between certain members of WINDERMERE MORTGAGE SERVICE SERIES LLC, a Delaware limited liability company (the “Company”) associated with the Series identified herein, as such Members are set forth on a separate Exhibit A to the Limited Liability Company Agreement of the Company, as well as the managers of the Series identified herein. Capitalized terms used herein and not otherwise defined are used as defined in the Limited Liability Company Agreement of the Company, dated and effective as of May 1, 2005 (as amended from time to time, the “LLC Operating Agreement”).

RECITALS

WHEREAS, the parties hereto associated with Series [                    ] and the Members associated with other Series of the Company have heretofore formed a limited liability company pursuant to Section 18-215 of the Delaware Limited Liability Company Act (the “Act”) by filing a Certificate of Formation of the Company with the office of the Secretary of State of the State of Delaware and by entering into the LLC Operating Agreement; and

WHEREAS, it is intended by the parties hereto to create a separate Series [                    ] in accordance with Section 18-215 of the Act; and

WHEREAS, it is intended by the parties hereto that except as otherwise provided for in the LLC Operating Agreement or agreed to by the members of this Series, the debts, liabilities and obligations incurred, contracted for or otherwise existing with respect to this [                    ] be enforceable only against the assets of this Series [                    ], and not against the assets of the Company generally or any other Series; and

AGREEMENT

NOW THEREFORE, in consideration of the mutual promises and obligations contained herein, the parties, intending to be legally bound, hereby agree as follows:

1. New Series. In accordance with Section 2 of the LLC Operating Agreement, the Members and the Managers listed as Members of Series [                    ] Exhibits A and C to the LLC Operating Agreement hereby agree that Series [                    ] is hereby created, which shall be a “Series” for purposes of the LLC Agreement.

2. Name of New Series. The name of the Series created by this Separate Series Agreement shall be Windermere Mortgage Services Series LLC/[                    ]. The Series shall also adopt the d/b/a Windermere Mortgage Services /[                    ].

3. Agreement to be Bound. Each of the Members listed on Exhibit A to the LLC as Agreement Members of Series [                    ] and who execute this Separate

Series Agreement in their capacities as members of the Company associated with the Series [                    ], agree to be bound by the terms and provisions of the LLC Agreement and this Separate Series Agreement.

4. Managers. The initial Managers of this Series (“Series Managers”) shall be [                    ], who is the “HSB Series Manager” for this Series, and [                    ], who is the “WG Series Manager” for this Series, as the terms “HSB Series Manager” and “WG Series Manager” are defined in the LLC Operating Agreement. A Member that designated or appointed a Manager pursuant to the LLC Agreement may remove such Manager as a manager of the Series at any time, with or without cause and for any reason or for no reason, by giving a notice of removal to such Manager and to the other Members of the Series in accordance with the provisions of the LLC Operating Agreement. If a Manager is removed, dies or resigns, the replacement Managers shall be designated by the Members that designated or appointed the Manager, in accordance with the procedures set forth in the LLC Operating Agreement. Additional Managers may be designated by unanimous agreement of all the Members of this Separate Series.

5. Management. Subject to the limitations expressly set forth in this Separate Agreement and the LLC Operating Agreement, the Series Managers acting unanimously will have the power to manage the business and affairs of the Series, to make all decisions with respect to the business and affairs of the Series and to perform any and all other acts that are customary or incidental to the management of the business and affairs of the Series.

6. Meetings of Managers. The Managers will meet in person or by telephone conference call at least once during each calendar quarter of each fiscal year. The quarterly meetings of the Managers will be held at such times as all of the Managers agree, for the purpose of transacting such business as may come before the meeting. The Managers may, but are not required to, hold other formal meetings.

7. Business Plan. The Managers, by unanimous agreement, shall adopt a written business plan for the Series and update the business plan as needed, but in no event less frequently than annually.

8. Officers. The officers of the Series shall be appointed by the Series Managers. The Series Managers hereby appoint the following individuals to serve as the initial officers of the Company in the capacities designated below:

President:	[ ]

Executive Vice-President/ Production Manager:	[ ]

Executive Vice-President/ Operations Manager:	[ ]

Vice President/Branch Manager:	[ ]

9. Business. The separate business of this Series shall be to own, operate, maintain and dispose of, all in accordance with the LLC Operating Agreement, the assets listed on Schedule A hereto, to engage in residential mortgage lending and the provision of residential mortgage brokerage services and to engage in all related business as necessary, incidental or convenient to carry on the business of the Series, or as may be mutually agreed upon by the Members associated with this Series.

10. Headings. The headings in this Separate Series Agreement are included for convenience and identification only and are in no way intended to describe, interpret, define or limit the scope, extent, or intent of this Separate Series Agreement or any provision hereof.

11. Severability. The invalidity or unenforceability of any particular provision of this Separate Series Agreement shall not affect the other provisions hereof, and this Separate Series Agreement shall be construed in all respects as if such invalid or unenforceable provision was omitted.

12. Integration. This Separate Series Agreement and the LLC Operating Agreement constitute the entire agreement among the parties hereto pertaining to the subject matter hereof and supersede all prior agreements and understandings pertaining thereto.

13. Counterparts. This Separate Series Agreement may be executed in any number of counterparts with the same effect as if all parties had signed the same document. All counterparts shall be construed together and shall constitute one instrument.

14. Governing Law. This Separate Series Agreement and the rights of the parties hereunder shall be interpreted in accordance with the laws of the State of Delaware, and all rights and remedies shall be governed by such laws without regard to principles of conflict of laws.

IN WITNESS WHEREOF, the parties hereto have executed this Separate Series Agreement as of the date first-above stated.

SERIES MEMBERS:	HOMESTREET/WMS, INC., a Washington corporation

By:
Its:

[ ]
By:
Its:

SERIES MANAGERS:
[ ], as the “HSB Series Manager”

[ ], as the “WG Series Manager”

9. Business. The separate business of this Series shall be to own, operate, maintain and dispose of, all in accordance with the LLC Operating Agreement, the assets listed on Schedule A hereto, to engage in residential mortgage lending and the provision of residential mortgage brokerage services and to engage in all related business as necessary, incidental or convenient to carry on the business of the Series, or as may be mutually agreed upon by the Members associated with this Series.

10. Headings. The headings in this Separate Series Agreement are included for convenience and identification only and are in no way intended to describe, interpret, define or limit the scope, extent, or intent of this Separate Series Agreement or any provision hereof.

11. Severability. The invalidity or unenforceability of any particular provision of this Separate Series Agreement shall not affect the other provisions hereof, and this Separate Series Agreement shall be construed in all respects as if such invalid or unenforceable provision was omitted.

12. Integration. This Separate Series Agreement and the LLC Operating Agreement constitute the entire agreement among the parties hereto pertaining to the subject matter hereof and supersede all prior agreements and understandings pertaining thereto.

13. Counterparts. This Separate Series Agreement may be executed in any number of counterparts with the same effect as if all parties had signed the same document. All counterparts shall be construed together and shall constitute one instrument.

14. Governing Law. This Separate Series Agreement and the rights of the parties hereunder shall be interpreted in accordance with the laws of the State of Delaware, and all rights and remedies shall be governed by such laws without regard to principles of conflict of laws.

IN WITNESS WHEREOF, the parties hereto have executed this Separate Series Agreement as of the date first-above stated.

SERIES MEMBERS:	HOMESTREET/WMS, INC., a Washington corporation

By:	/s/ Richard W. H. Bennion
	Its:	Vice Chairman

AMERICAN NORTHWEST REALTY, INC.
By:	/s/ Stephen A. Skibbs
	Its:	President/Owner

SERIES MANAGERS:	/s/ M. Barton Harrington
M. Barton Harrington, as the “HSB Series Manager”

/s/ Steve Skibbs
Steve Skibbs, as the “WG Series Manager”

9. Business. The separate business of this Series shall be to own, operate, maintain and dispose of, all in accordance with the LLC Operating Agreement, the assets listed on Schedule A hereto, to engage in residential mortgage lending and the provision of residential mortgage brokerage services and to engage in all related business as necessary, incidental or convenient to carry on the business of the Series, or as may be mutually agreed upon by the Members associated with this Series.

10. Headings. The headings in this Separate Series Agreement are included for convenience and identification only and are in no way intended to describe, interpret, define or limit the scope, extent, or intent of this Separate Series Agreement or any provision hereof.

11. Severability. The invalidity or unenforceability of any particular provision of this Separate Series Agreement shall not affect the other provisions hereof, and this Separate Series Agreement shall be construed in all respects as if such invalid or unenforceable provision was omitted.

12. Integration. This Separate Series Agreement and the LLC Operating Agreement constitute the entire agreement among the parties hereto pertaining to the subject matter hereof and supersede all prior agreements and understandings pertaining thereto.

13. Counterparts. This Separate Series Agreement may be executed in any number of counterparts with the same effect as if all parties had signed the same document. All counterparts shall be construed together and shall constitute one instrument.

14. Governing Law. This Separate Series Agreement and the rights of the parties hereunder shall be interpreted in accordance with the laws of the State of Delaware, and all rights and remedies shall be governed by such laws without regard to principles of conflict of laws.

IN WITNESS WHEREOF, the parties hereto have executed this Separate Series Agreement as of the date first-above stated.

SERIES MEMBERS:	HOMESTREET/WMS, INC., a Washington corporation

By:	/s/ Richard W. H. Bennion
	Its:	Vice Chairman

WINDERMERE CRONIN & CAPLAN REALTY GROUP, INC.

By:	/s/ Joan Tate Allen
Its:

SERIES MANAGERS:	/s/ M. Barton Harrington
M. Barton Harrington, as the “HSB Series Manager”

/s/ Joan Allen
Joan Allen, as the “WG Series Manager”

Schedule A hereto, to engage in residential mortgage lending and the provision of residential mortgage brokerage services and to engage in all related business as necessary, incidental or convenient to carry on the business of the Series, or as may be mutually agreed upon by the Members associated with this Series.

10. Headings. The headings in this Separate Series Agreement are included for convenience and identification only and are in no way intended to describe, interpret, define or limit the scope, extent, or intent of this Separate Series Agreement or any provision hereof.

11. Severability. The invalidity or unenforceability of any particular provision of this Separate Series Agreement shall not affect the other provisions hereof, and this Separate Series Agreement shall be construed in all respects as if such invalid or unenforceable provision was omitted.

12. Integration. This Separate Series Agreement and the LLC Operating Agreement constitute the entire agreement among the parties hereto pertaining to the subject matter hereof and supersede all prior agreements and understandings pertaining thereto.

13. Counterparts. This Separate Series Agreement may be executed in any number of counterparts with the same effect as if all parties had signed the same document. All counterparts shall be construed together and shall constitute one instrument.

14. Governing Law. This Separate Series Agreement and the rights of the parties hereunder shall be interpreted in accordance with the laws of the State of Delaware, and all rights and remedies shall be governed by such laws without regard to principles of conflict of laws.

IN WITNESS WHEREOF, the parties hereto have executed this Separate Series Agreement as of the date first-above stated.

SERIES MEMBERS:	HOMESTREET/WMS, INC., a Washington corporation

By:	/s/ Richard W. H. Bennion
	Its:	Vice Chairman

WINDERMERE REAL ESTATE/AUBURN, INC.

By:	/s/ Tom Tollen
	Its:	President

SERIES MANAGERS:	/s/ M. Barton Harrington
M. Barton Harrington, as the “HSB Series Manager”

/s/ Tom Tollen
Tom Tollen, as the “WG Series Manager”

9. Business. The separate business of this Series shall be to own, operate, maintain and dispose of, all in accordance with the LLC Operating Agreement, the assets listed on Schedule A hereto, to engage, in residential mortgage lending and the provision of residential mortgage brokerage services and to engage in all related business as necessary, incidental or convenient to carry on the business of the Series, or as may be mutually agreed upon by the Members associated with this Series.

10. Headings. The headings in this Separate Series Agreement are included for convenience and identification only and are in no way intended to describe, interpret, define or limit the scope, extent, or intent of this Separate Series Agreement or any provision hereof.

11. Severability. The invalidity or unenforceability of any particular provision of this Separate Series Agreement shall not affect the other provisions hereof, and this Separate Series Agreement shall be construed in all respects as if such invalid or unenforceable provision was omitted.

12. Integration. This Separate Series Agreement and the LLC Operating Agreement constitute the entire agreement among the parties hereto pertaining to the subject matter hereof and supersede all prior agreements and understandings pertaining thereto.

13. Counterparts. This Separate Series Agreement may be executed in any number of counterparts with the same effect as if all parties had signed the same document. All counterparts shall be construed together and shall constitute one instrument.

14. Governing Law. This Separate Series Agreement and the rights of the parties hereunder shall be interpreted in accordance with the laws of the State of Delaware, and all rights and remedies shall be governed by such laws without regard to principles of conflict of laws.

IN WITNESS WHEREOF, the parties hereto have executed this Separate Series Agreement as of the date first-above stated.

SERIES MEMBERS:	HOMESTREET/WMS, INC., a Washington corporation

By:	/s/ Richard W. H. Bennion
	Its:	Member

CENTRAL LLC

By:	/s/ Michael J. Connolly
	Its:	PRESIDENT

SERIES MANAGERS:	/s/ M. Barton Harrington
M. Barton Harrington, as the “HSB Series Manager”

/s/ Michael J. Connolly
Michael J. Connolly, as the “WG Series Manager”

9. Business. The separate business of this Series shall be to own, operate, maintain and dispose of, all in accordance with the LLC Operating Agreement, the assets listed on Schedule A hereto, to engage in residential mortgage lending and the provision of residential mortgage brokerage services and to engage in all related business as necessary, incidental or convenient to carry on the business of the Series, or as may be mutually agreed upon by the Members associated with this Series.

10. Headings. The headings in this Separate Series Agreement are included for convenience and identification only and are in no way intended to describe, interpret, define or limit the scope, extent, or intent of this Separate Series Agreement or any provision hereof.

11. Severability. The invalidity or unenforceability of any particular provision of this Separate Series Agreement shall not affect the other provisions hereof, and this Separate Series Agreement shall be construed in all respects as if such invalid or unenforceable provision was omitted.

12. Integration. This Separate Series Agreement and the LLC Operating Agreement constitute the entire agreement among the parties hereto pertaining to the subject matter hereof and supersede all prior agreements and understandings pertaining thereto.

13. Counterparts. This Separate Series Agreement may be executed in any number of counterparts with the same effect as if all parties had signed the same document. All counterparts shall be construed together and shall constitute one instrument.

14. Governing Law. This Separate Series Agreement and the rights of the parties hereunder shall be interpreted in accordance with the laws of the State of Delaware, and all rights and remedies shall be governed by such laws without regard to principles of conflict of laws.

IN WITNESS WHEREOF, the parties hereto have executed this Separate Series Agreement as of the date first-above stated.

SERIES MEMBERS:

HOMESTREET/WMS, INC., a Washington corporation

By:	/s/ Richard W. H. Bennion
	Its:	Vice Chairman

WINDERMERE REAL ESTATE/EAST, INC.

By:	/s/ Joe Deasy
	Its:	VP–Treasurer

SERIES MANAGERS:	/s/ M. Barton Harrington
M. Barton Harrington, as the “HSB Series Manager”

/s/ Joe Deasy
Joe Deasy, as the “WG Series Manager”

Schedule A hereto, to engage in residential mortgage lending and the provision of residential mortgage brokerage services and to engage in all related business as necessary, incidental or convenient to carry on the business of the Series, or as may be mutually agreed upon by the Members associated with this Series.

10. Headings. The headings in this Separate Series Agreement are included for convenience and identification only and are in no way intended to describe, interpret, define or limit the scope, extent, or intent of this Separate Series Agreement or any provision hereof.

11. Severability. The invalidity or unenforceability of any particular provision of this Separate Series Agreement shall not affect the other provisions hereof, and this Separate Series Agreement shall be construed in all respects as if such invalid or unenforceable provision was omitted.

12. Integration. This Separate Series Agreement and the LLC Operating Agreement constitute the entire agreement among the parties hereto pertaining to the subject matter hereof and supersede all prior agreements and understandings pertaining thereto.

13. Counterparts. This Separate Series Agreement may be executed in any number of counterparts with the same effect as if all parties had signed the same document. All counterparts shall be construed together and shall constitute one instrument

14. Governing Law. This Separate Series Agreement and the rights of the parties hereunder shall be interpreted in accordance with the laws of the State of Delaware, and all rights and remedies shall be governed by such laws without regard to principles of conflict of laws.

IN WITNESS WHEREOF, the parties hereto have executed this Separate Series Agreement as of the date first-above stated.

SERIES MEMBERS:

HOMESTREET/WMS, INC., a Washington corporation

By:	/s/ Richard W. H. Bennion
	Its:	Vice Chairman

WINDERMERE REAL ESTATE/ EVERETT, INC.

By:	/s/ Vern Holden
	Its:	President

SERIES MANAGERS:	/s/ M. Barton Harrington
M. Barton Harrington, as the “HSB Series Manager”

/s/ Vern Holden
Vern Holden, as the “WG Series Manager”

9. Business. The separate business of this Series shall be to own, operate, maintain and dispose of, all in accordance with the LLC Operating Agreement, the assets listed on Schedule A hereto, to engage in residential mortgage lending and the provision of residential mortgage brokerage services and to engage in all related business as necessary, incidental or convenient to carry on the business of the Series, or as may be mutually agreed upon by the Members associated with this Series.

10. Headings. The headings in this Separate Series Agreement are included for convenience and identification only and are in no way intended to describe, interpret, define or limit the scope, extent, or intent of this Separate Series Agreement or any provision hereof.

11. Severability. The invalidity or unenforceability of any particular provision of this Separate Series Agreement shall not affect the other provisions hereof, and this Separate Series Agreement shall be construed in all respects as if such invalid or unenforceable provision was omitted.

12. Integration. This Separate Series Agreement and the LLC Operating Agreement constitute the entire agreement among the parties hereto pertaining to the subject matter hereof and supersede all prior agreements and understandings pertaining thereto.

13. Counterparts. This Separate Series Agreement may be executed in any number of counterparts with the same effect as if all parties had signed the same document. All counterparts shall be construed together and shall constitute one instrument.

14. Governing Law. This Separate Series Agreement and the rights of the parties hereunder shall be interpreted in accordance with the laws of the State of Delaware, and all rights and remedies shall be governed by such laws without regard to principles of conflict of laws.

IN WITNESS WHEREOF the parties hereto have executed this Separate Series Agreement as of the date first-above stated.

SERIES MEMBERS:

HOMESTREET/WMS, INC., a Washington corporation

By:	/s/ Richard W.H. Bennion
	Its:	Vice Chairman

WINDERMERE REAL ESTATE/GH LLC

By:	/s/ Greg Hoff
	Its:	Manager

SERIES MANAGERS:	/s/ M. Barton Harrington
M. Barton Harrington, as the “HSB Series Manager”

/s/ Greg Hoff
Greg Hoff, as the “WG Series Manager”

Schedule A hereto, to engage in residential mortgage lending and the provision of residential mortgage brokerage services and to engage in all related business as necessary, incidental or convenient to carry on the business of the Series, or as may be mutually agreed upon by the Members associated with this Series.

10. Headings. The headings in this Separate Series Agreement are included for convenience and identification only and are in no way intended to describe, interpret, define or limit the scope, extent, or intent of this Separate Series Agreement or any provision hereof.

11. Severability. The invalidity or unenforceability of any particular provision of this Separate Series Agreement shall not affect the other provisions hereof, and this Separate Series Agreement shall be construed in all respects as if such invalid or unenforceable provision was omitted.

12. Integration. This Separate Series Agreement and the LLC Operating Agreement constitute the entire agreement among the parties hereto pertaining to the subject matter hereof and supersede all prior agreements and understandings pertaining thereto.

13. Counterparts. This Separate Series Agreement may be executed in any number of counterparts with the same effect as if all parties had signed the same document. All counterparts shall be construed together and shall constitute one instrument.

14. Governing Law. This Separate Series Agreement and the rights of the parties hereunder shall be interpreted in accordance with the laws of the State of Delaware, and all rights and remedies shall be governed by such laws without regard to principles of conflict of laws.

IN WITNESS WHEREOF, the parties hereto have executed this Separate Series Agreement as of the date first-above stated.

SERIES MEMBERS:	HOMESTREET/WMS, INC., a Washington corporation

By:	/s/ Richard W.H. Bennion
	Its:	Vice Chairman

WINDERMERE REAL ESTATE/HKW, INC.

By:	/s/ Renee Sayatovic
	Its:	President

SERIES MANAGERS:	/s/ M. Barton Harrington
M. Barton Harrington, as the “HSB Series Manager”

/s/ Renee Sayatovic
Renee Sayatovic, as the “WG Series Manager”

Schedule A hereto, to engage in residential mortgage lending and the provision of residential mortgage brokerage services and to engage in all related business as necessary, incidental or convenient to carry on the business of the Series, or as may be mutually agreed upon by the Members associated with this Series.

10. Headings. The headings in this Separate Series Agreement are included for convenience and identification only and are in no way intended to describe, interpret, define or limit the scope, extent, or intent of this Separate Series Agreement or any provision hereof.

11. Severability. The invalidity or unenforceability of any particular provision of this Separate Series Agreement shall not affect the other provisions hereof, and this Separate Series Agreement shall be construed in all respects as if such invalid or unenforceable provision was omitted.

12. Integration. This Separate Series Agreement and the LLC Operating Agreement constitute the entire agreement among the parties hereto pertaining to the subject matter hereof and supersede all prior agreements and understandings pertaining thereto.

13. Counterparts. This Separate Series Agreement may be executed in any number of counterparts with the same effect as if all parties had signed the same document. All counterparts shall be construed together and shall constitute one instrument.

14. Governing Law. This Separate Series Agreement and the rights of the parties hereunder shall be interpreted in accordance with the laws of the State of Delaware, and all rights and remedies shall be governed by such laws without regard to principles of conflict of laws.

IN WITNESS WHEREOF, the parties hereto have executed this Separate Series Agreement as of the date first-above stated.

SERIES MEMBERS:	HOMESTREET/WMS, INC., a Washington corporation

	By:	Richard W.H. Bennion
		Its:	Vice Chairman

WINDERMERE KITSAP LLC

	By:	Michael Pitts
		Its:	President

SERIES MANAGERS:	/s/ M. Barton Harrington
M. Barton Harrington, as the “HSB Series Manager”

/s/ Michael Pitts
Michael Pitts, as the “WG Series Manager”

Schedule A hereto, to engage in residential mortgage lending and the provision of residential mortgage brokerage services and to engage in all related business as necessary, incidental or convenient to carry on the business of the Series, or as may be mutually agreed upon by the Members associated with this Series.

10. Headings. The headings in this Separate Series Agreement are included for convenience and identification only and are in no way intended to describe, interpret, define or limit the scope, extent, or intent of this Separate Series Agreement or any provision hereof.

11. Severability. The invalidity or unenforceability of any particular provision of this Separate Series Agreement shall not affect the other provisions hereof, and this Separate Series Agreement shall be construed in all respects as if such invalid or unenforceable provision was omitted.

12. Integration. This Separate Series Agreement and the LLC Operating Agreement constitute the entire agreement among the parties hereto pertaining to the subject matter hereof and supersede all prior agreements and understandings pertaining thereto.

13. Counterparts. This Separate Series Agreement may be executed in any number of counterparts with the same effect as if all parties had signed the same document. All counterparts shall be construed together and shall constitute one instrument.

14. Governing Law. This Separate Series Agreement and the rights of the parties hereunder shall be interpreted in accordance with the laws of the State of Delaware, and all rights and remedies shall be governed by such laws without regard to principles of conflict of laws.

IN WITNESS WHEREOF, the parties hereto have executed this Separate Series Agreement as of the date first-above stated.

SERIES MEMBERS:	HOMESTREET/WMS, INC., a Washington corporation

	By:	/s/ Richard W. H. Bennion
		Its:	Vice Chairman

WINDERMERE REAL ESTATE/M.H., INC.

	By:	/s/ Will McMahon
		Its:	President

SERIES MANAGERS:	/s/ M. Barton Harrington
M. Barton Harrington, as the “HSB Series Manager”

/s/ Will McMahon
Will McMahan, as the “WG Series Manager”

9. Business. The separate business of this Series shall be to own, operate, maintain and dispose of, all in accordance with the LLC Operating Agreement, the assets listed on Schedule A hereto, to engage in residential mortgage lending and the provision of residential mortgage brokerage services and to engage in all related business as necessary, incidental or convenient to carry on the business of the Series, or as may be mutually agreed upon by the Members associated with this Series.

10. Headings. The headings in this Separate Series Agreement are included for convenience and identification only and are in no way intended to describe, interpret, define or limit the scope, extent, or intent of this Separate Series Agreement or any provision hereof.

11. Severability. The invalidity or unenforceability of any particular provision of this Separate Series Agreement shall not affect the other provisions hereof, and this Separate Series Agreement shall be construed in all respects as if such invalid or unenforceable provision was omitted.

12. Integration. This Separate Series Agreement and the LLC Operating Agreement constitute the entire agreement among the parties hereto pertaining to the subject matter hereof and supersede all prior agreements and understandings pertaining thereto.

13. Counterparts. This Separate Series Agreement may be executed in any number of counterparts with the same effect as if all parties had signed the same document. All counterparts shall be construed together and shall constitute one instrument.

14. Governing Law. This Separate Series Agreement and the rights of the parties hereunder shall be interpreted in accordance with the laws of the State of Delaware, and all rights and remedies shall be governed by such laws without regard to principles of conflict of laws.

IN WITNESS WHEREOF, the parties hereto have executed this Separate Series Agreement as of the date first-above stated.

SERIES MEMBERS:	HOMESTREET/WMS, INC., a Washington corporation

	By:	/s/ Richard W. H. Bennion
		Its:	Vice Chairman

MANITO MORTGAGE LCC.

	By:	Joseph K. Nichols, Sr.
		Its:	Manager

SERIES MANAGERS:	/s/ M. Barton Harrington
M. Barton Harrington, as the “HSB Series Manager”

/s/ Joseph K. Nicholas
Joseph K. Nicholas, Sr., as the “WG Series Manager”

9. Business. The separate business of this Series shall be to own, operate, maintain and dispose of, all in accordance with the LLC Operating Agreement, the assets listed on Schedule A hereto, to engage in residential mortgage lending and the provision of residential mortgage brokerage services and to engage in all related business as necessary, incidental or convenient to carry on the business of the Series, or as may be mutually agreed upon by the Members associated with this Series.

10. Headings. The headings in this Separate Series Agreement are included for convenience and identification only and are in no way intended to describe, interpret, define or limit the scope, extent, or intent of this Separate Series Agreement or any provision hereof.

11. Severability. The invalidity or unenforceability of any particular provision of this Separate Series Agreement shall not affect the other provisions hereof, and this Separate Series Agreement shall be construed in all respects as if such invalid or unenforceable provision was omitted.

12. Integration. This Separate Series Agreement and the LLC Operating Agreement constitute the entire agreement among the parties hereto pertaining to the subject matter hereof and supersede all prior agreements and understandings pertaining thereto.

13. Counterparts. This Separate Series Agreement may be executed in any number of counterparts with the same effect as if all parties had signed the same document. All counterparts shall be construed together and shall constitute one instrument.

14. Governing Law. This Separate Series Agreement and the rights of the parties hereunder shall be interpreted in accordance with the laws of the State of Delaware, and all rights and remedies shall be governed by such laws without regard to principles of conflict of laws.

IN WITNESS WHEREOF, the parties hereto have executed this Separate Series Agreement as of the date first-above stated.

SERIES MEMBERS:	HOMESTREET/WMS, INC., a Washington corporation

	By:	/s/ Richard W. H. Bennion
		Its:	Vice Chairman

WINDERMERE REAL ESTATE/MAPLE VALLEY, INC.

	By:	/s/ Rich Menti
		Its:	Sec/Treas

SERIES MANAGERS:	/s/ M. Barton Harrington
M. Barton Harrington, as the “HSB Series Manager”

/s/ Rich Menti
Rich Menti, as the “WG Series Manager”

9. Business. The separate business of this Series shall be to own, operate, maintain and dispose of, all in accordance with the LLC Operating Agreement, the assets listed on Schedule A hereto, to engage in residential mortgage lending and the provision of residential mortgage brokerage services and to engage in all related business as necessary, incidental or convenient to carry on the business of the Series, or as may be mutually agreed upon by the Members associated with this Series.

10. Headings. The headings in this Separate Series Agreement are included for convenience and identification only and are in no way intended to describe, interpret, define or limit the scope, extent, or intent of this Separate Series Agreement or any provision hereof.

11. Severability. The invalidity or unenforceability of any particular provision of this Separate Series Agreement shall not affect the other provisions hereof, and this Separate Series Agreement shall be construed in all respects as if such invalid or unenforceable provision was omitted.

12. Integration. This Separate Series Agreement and the LLC Operating Agreement constitute the entire agreement among the parties hereto pertaining to the subject matter hereof and supersede all prior agreements and understandings pertaining thereto.

13. Counterparts. This Separate Series Agreement may be executed in any number of counterparts with the same effect as if all parties had signed the same document. All counterparts shall be construed together and shall constitute one instrument.

14. Governing Law. This Separate Series Agreement and the rights of the parties hereunder shall be interpreted in accordance with the laws of the State of Delaware, and all rights and remedies shall be governed by such laws without regard to principles of conflict of laws.

IN WITNESS WHEREOF, the parties hereto have executed this Separate Series Agreement as of the date first-above stated.

SERIES MEMBERS:	HOMESTREET/WMS, INC., a Washington corporation

	By:	/s/ Richard W. H. Bennion

		Its:	Vice Chairman

WINDERMERE REAL ESTATE/MILL CREEK, INC.

	By:	Vern Holden
		Its:	PRESIDENT

SERIES MANAGERS:	/s/ M. Barton Harrington
M. Barton Harrington, as the “HSB Series Manager”

/s/ Vern Holden
Vern Holden, as the “WG Series Manager”

Schedule A hereto, to engage in residential mortgage lending and the provision of residential mortgage brokerage services and to engage in all related business as necessary, incidental or convenient to carry on the business of the Series, or as may be mutually agreed upon by the Members associated with this Series.

10. Headings. The headings in this Separate Series Agreement are included for convenience and identification only and are in no way intended to describe, interpret, define or limit the scope, extent, or intent of this Separate Series Agreement or any provision hereof.

11. Severability. The invalidity or unenforceability of any particular provision of this Separate Series Agreement shall not affect the other provisions hereof, and this Separate Series Agreement shall be construed in all respects as if such invalid or unenforceable provision was omitted.

12. Integration. This Separate Series Agreement and the LLC Operating Agreement constitute the entire agreement among the parties hereto pertaining to the subject matter hereof and supersede all prior agreements and understandings pertaining thereto.

13. Counterparts. This Separate Series Agreement may be executed in any number of counterparts with the same effect as if all parties had signed the same document. All counterparts shall be construed together and shall constitute one instrument.

14. Governing Law. This Separate Series Agreement and the rights of the parties hereunder shall be interpreted in accordance with the laws of the State of Delaware, and all rights and remedies shall be governed by such laws without regard to principles of conflict of laws.

IN WITNESS WHEREOF, the parties hereto have executed this Separate Series Agreement as of the date first-above stated.

SERIES MEMBERS:	HOMESTREET/WMS, INC., a Washington corporation

	By:	/s/ Richard W.H. Bennion
		Its:	Vice Chairman

WINDERMERE REAL ESTATE/NORTH, INC.

	By:	/s/ Richard W. Wood
		Its:	Pres.

SERIES MANAGERS:	/s/ M. Barton Harrington
M. Barton Harrington, as the “HSB Series Manager”

/s/ Dick Wood
Dick Wood, as the “WG Series Manager”

SERIES MANAGERS:	/s/ M. Barton Harrington
M. Barton Harrington, as the “HSB Series Manager”

/s/ John W. Becker
John W. Becker, as the “WG Series Manager”

I, John W. Becker, as the WG Series Manager for Windermere Mortgage Services Series LLC/North Wall Street, have read and agree to be bound by the Separate Series Agreement dated May 1, 2005, a copy of which is attached to this Agreement.

/s/ John W. Becker
John W. Becker, as the “WG Series Manager”
4.1.09
Date

9. Business. The separate business of this Series shall be to own, operate, maintain and dispose of, all in accordance with the LLC Operating Agreement, the assets listed on Schedule A hereto, to engage in residential mortgage lending and the provision of residential mortgage brokerage services and to engage in all related business as necessary, incidental or convenient to carry on the business of the Series, or as may be mutually agreed upon by the Members associated with this Series.

10. Headings. The headings in this Separate Series Agreement are included for convenience and identification only and are in no way intended to describe, interpret, define or limit the scope, extent, or intent of this Separate Series Agreement or any provision hereof.

11. Severability. The invalidity or unenforceability of any particular provision of this Separate Series Agreement shall not affect the other provisions hereof, and this Separate Series Agreement shall be construed in all respects as if such invalid or unenforceable provision was omitted.

12. Integration. This Separate Series Agreement and the LLC Operating Agreement constitute the entire agreement among the parties hereto pertaining to the subject matter hereof and supersede all prior agreements and understandings pertaining thereto.

13. Counterparts. This Separate Series Agreement may be executed in any number of counterparts with the same effect as if all parties had signed the same document. All counterparts shall be construed together and shall constitute one instrument.

14. Governing Law. This Separate Series Agreement and the rights of the parties hereunder shall be interpreted in accordance with the laws of the State of Delaware, and all rights and remedies shall be governed by such laws without regard to principles of conflict of laws.

IN WITNESS WHEREOF, the parties hereto have executed this Separate Series Agreement as of the date first-above stated.

SERIES MEMBERS:	HOMESTREET/WMS, INC., a Washington corporation

By:
Its:

WINDERMERE NORTH WALL STREET, INC.

	By:	/s/ John W. Becker Marianne Becker
		Its:	President—SEC

SERIES MANAGERS:	/s/ M. Barton Harrington
M. Barton Harrington, as the “HSB Series Manager”

/s/ John W. Becker Marianne Becker
John Becker, as the “WG Series Manager”

Schedule A hereto, to engage in residential mortgage lending and the provision of residential mortgage brokerage services and to engage in all related business as necessary, incidental or convenient to carry on the business of the Series, or as may be mutually agreed upon by the Members associated with this Series.

10. Headings. The headings in this Separate Series Agreement are included for convenience and identification only and are in no way intended to describe, interpret, define or limit the scope, extent, or intent of this Separate Series Agreement or any provision hereof.

11. Severability. The invalidity or unenforceability of any particular provision of this Separate Series Agreement shall not affect the other provisions hereof, and this Separate Series Agreement shall be construed in all respects as if such invalid or unenforceable provision was omitted.

12. Integration. This Separate Series Agreement and the LLC Operating Agreement constitute the entire agreement among the parties hereto pertaining to the subject matter hereof and supersede all prior agreements and understandings pertaining thereto.

13. Counterparts. This Separate Series Agreement may be executed in any number of counterparts with the same effect as if all parties had signed the same document. All counterparts shall be construed together and shall constitute one instrument.

14. Governing Law. This Separate Series Agreement and the rights of the parties hereunder shall be interpreted in accordance with the laws of the State of Delaware, and all rights and remedies shall be governed by such laws without regard to principles of conflict of laws.

IN WITNESS WHEREOF, the parties hereto have executed this Separate Series Agreement as of the date first-above stated.

SERIES MEMBERS:	HOMESTREET/WMS, INC., a Washington corporation

	By:	/s/ Richard W.H. Bennion
		Its:	Vice Chairman

JMW AND ASSOCIATES, INC.

	By:	/s/ Darrell Whittaker
		Its:	VP

SERIES MANAGERS:	/s/ M. Barton Harrington
M. Barton Harrington, as the “HSB Series Manager”

/s/ Darrell Whittaker
Darrell Whittaker, as the “WG Series Manager”

Schedule A hereto, to engage in residential mortgage lending and the provision of residential mortgage brokerage services and to engage in all related business as necessary, incidental or convenient to carry on the business of the Series, or as may be mutually agreed upon by the Members associated with this Series.

10. Headings. The headings in this Separate Series Agreement are included for convenience and identification only and are in no way intended to describe, interpret, define or limit the scope, extent, or intent of this Separate Series Agreement or any provision hereof.

11. Severability. The invalidity or unenforceability of any particular provision of this Separate Series Agreement shall not affect the other provisions hereof, and this Separate Series Agreement shall be construed in all respects as if such invalid or unenforceable provision was omitted.

12. Integration. This Separate Series Agreement and the LLC Operating Agreement constitute the entire agreement among the parties hereto pertaining to the subject matter hereof and supersede all prior agreements and understandings pertaining thereto.

13. Counterparts. This Separate Series Agreement may be executed in any number of counterparts with the same effect as if all parties had signed the same document. All counterparts shall be construed together and shall constitute one instrument.

14. Governing Law. This Separate Series Agreement and the rights of the parties hereunder shall be interpreted in accordance with the laws of the State of Delaware, and all rights and remedies shall be governed by such laws without regard to principles of conflict of laws.

IN WITNESS WHEREOF, the parties hereto have executed this Separate Series Agreement as of the date first-above stated.

SERIES MEMBERS:	HOMESTREET/WMS, INC., a Washington corporation

	By:	/s/ Richard W.H. Bennion
		Its:	Vice Chairmen

WINDERMERE REAL ESTATE/NORTHWEST, INC.

	By:	/s/ Kari L. Hedman
		Its:	VP

SERIES MANAGERS:	/s/ M. Barton Harrington
M. Barton Harrington, as the “HSB Series Manager”

/s/ Kari L. Hedman For Steve Kieburtz, as the “WG Series Manager”

Schedule A hereto, to engage in residential mortgage lending and the provision of residential mortgage brokerage services and to engage in all related business as necessary, incidental or convenient to carry on the business of the Series, or as may be mutually agreed upon by the Members associated with this Series.

10. Headings. The headings in this Separate Series Agreement are included for convenience and identification only and are in no way intended to describe, interpret, define or limit the scope, extent, or intent of this Separate Series Agreement or any provision hereof.

11. Severability. The invalidity or unenforceability of any particular provision of this Separate Series Agreement shall not affect the other provisions hereof and this Separate Series Agreement shall be construed in all respects as if such invalid or unenforceable provision was omitted.

12. Integration. This Separate Series Agreement and the LLC Operating Agreement constitute the entire agreement among the parties hereto pertaining to the subject matter hereof and supersede all prior agreements and understandings pertaining thereto.

13. Counterparts. This Separate Series Agreement may be executed in any number of counterparts with the same effect as if all parties had signed the same document. All counterparts shall be construed together and shall constitute one instrument.

14. Governing Law. This Separate Series Agreement and the rights of the parties hereunder shall be interpreted in accordance with the laws of the State of Delaware, and all rights and remedies shall be governed by such laws without regard to principles of conflict of laws.

IN WITNESS WHEREOF, the parties hereto have executed this Separate Series Agreement as of the date first-above stated.

SERIES MEMBERS:	HOMESTREET/WMS, INC., a Washington corporation

	By:	/s/ Richard W.H. Bennion
		Its:	Vice Chairman

WINDERMERE REAL ESTATE/OAK TREE, INC.

	By:	/s/ Philip V. Leng
		Its:	President

SERIES MANAGERS:	/s/ M. Barton Harrington
M. Barton Harrington, as the “HSB Series Manager”

/s/ Phil Leng Phil Leng, as the “WG Series Manager”

I, Matt Carroll, as the WG Series Manager for Windermere Mortgage Services Series LLC/Oak Tree, have read and agree to be bound by the Separate Series Agreement dated May 1, 2005, a copy of which is attached to this Agreement.

/s/ Matt Carroll
Matt Carroll, the “WG Series Manager”

2.1.09
Date

9. Business. The separate business of this Series shall be to own, operate, maintain and dispose of, all in accordance with the LLC Operating Agreement, the assets listed on Schedule A hereto, to engage in residential mortgage lending and the provision of residential mortgage brokerage services and to engage in all related business as necessary, incidental or convenient to carry on the business of the Series, or as may be mutually agreed upon by the Members associated with this Series.

10. Headings. The headings in this Separate Series Agreement are included for convenience and identification only and are in no way intended to describe, interpret, define or limit the scope, extent, or intent of this Separate Series Agreement or any provision hereof.

11. Severability. The invalidity or unenforceability of any particular provision of this Separate Series Agreement shall not affect the other provisions hereof, and this Separate Series Agreement shall be construed in all respects as if such invalid or unenforceable provision was omitted.

12. Integration. This Separate Series Agreement and the LLC Operating Agreement constitute the entire agreement among the parties hereto pertaining to the subject matter hereof and supersede all prior agreements and understandings pertaining thereto.

13. Counterparts. This Separate Series Agreement may be executed in any number of counterparts with the same effect as if all parties had signed the same document. All counterparts shall be construed together and shall constitute one instrument.

14. Governing Law. This Separate Series Agreement and the rights of the parties hereunder shall be interpreted in accordance with the laws of the State of Delaware, and all rights and remedies shall be governed by such laws without regard to principles of conflict of laws.

IN WITNESS WHEREOF, the parties hereto have executed this Separate Series Agreement as of the date first-above stated.

SERIES MEMBERS:	HOMESTREET/WMS, INC., a Washington corporation

	By:	/s/ Richard W. H. Bennion
		Its:	Vice Chairman

WINDERMERE PACIFIC WEST PROPERTIES, INC.

	By:	/s/ Vern Holden
		Its:	MANAGER

SERIES MANAGERS:	/s/ M. Barton Harrington
M. Barton Harrington, as the “HSB Series Manager”
/s/ Vern Holden
Vern Holden, as the “WG Series Manager”

Schedule A hereto, to engage in residential mortgage lending and the provision of residential mortgage brokerage services and to engage in all related business as necessary, incidental or convenient to carry on the business of the Series, or as may be mutually agreed upon by the Members associated with this Series.

10. Headings. The headings in this Separate Series Agreement are included for convenience and identification only and are in no way intended to describe, interpret, define or limit the scope, extent, or intent of this Separate Series Agreement or any provision hereof.

11. Severability. The invalidity or unenforceability of any particular provision of this Separate Series Agreement shall not affect the other provisions hereof, and this Separate Series Agreement shall be construed in all respects as if such invalid or unenforceable provision was omitted.

12. Integration. This Separate Series Agreement and the LLC Operating Agreement constitute the entire agreement among the parties hereto pertaining to the subject matter hereof and supersede all prior agreements and understandings pertaining thereto.

13. Counterparts. This Separate Series Agreement may be executed in any number of counterparts with the same effect as if all parties had signed the same document. All counterparts shall be construed together and shall constitute one instrument.

14. Governing Law. This Separate Series Agreement and the rights of the parties hereunder shall be interpreted in accordance with the laws of the State of Delaware, and all rights and remedies shall be governed by such laws without regard to principles of conflict of laws.

IN WITNESS WHEREOF, the parties hereto have executed this Separate Series Agreement as of the date first-above stated.

SERIES MEMBERS:	HOMESTREET/WMS, INC., a Washington corporation

	By:	/s/ Richard W. H. Bennion
		Its:	Vice Chairman

WINDERMERE REAL ESTATE/PARAGON COMPANY, INC.

	By:	/s/ Wally Starkey
		Its:	Vice President

SERIES MANAGERS:	/s/ M. Barton Harrington
M. Barton Harrington, as the “HSB Series Manager”

/s/ Wally Starkey
Wally Starkey, as the “WG Series Manager”

Schedule A hereto, to engage in residential mortgage lending and the provision of residential mortgage brokerage services and to engage in all related business as necessary, incidental or convenient to carry on the business of the Series, or as may be mutually agreed upon by the Members associated with this Series.

10. Headings. The headings in this Separate Series Agreement are included for convenience and identification only and are in no way intended to describe, interpret, define or limit the scope, extent, or intent of this Separate Series Agreement or any provision hereof.

11. Severability. The invalidity or unenforceability of any particular provision of this Separate Series Agreement shall not affect the other provisions hereof, and this Separate Series Agreement shall be construed in all respects as if such invalid or unenforceable provision was omitted.

12. Integration. This Separate Series Agreement and the LLC Operating Agreement constitute the entire agreement among the parties hereto pertaining to the subject matter hereof and supersede all prior agreements and understandings pertaining thereto.

13. Counterparts. This Separate Series Agreement may be executed in any number of counterparts with the same effect as if all parties had signed the same document. All counterparts shall be construed together and shall constitute one instrument.

14. Governing Law. This Separate Series Agreement and the rights of the parties hereunder shall be interpreted in accordance with the laws of the State of Delaware, and all rights and remedies shall be governed by such laws without regard to principles of conflict of laws.

IN WITNESS WHEREOF, the parties hereto have executed this Separate Series Agreement as of the date first-above stated.

SERIES MEMBERS:	HOMESTREET/WMS, INC., a Washington corporation

	By:	/s/ Richard W. H. Bennion
		Its:	Vice Chairman

WINDERMERE REAL ESTATE/RENTON, INC.

	By:	/s/ Tom Huxtable
		Its:	President

SERIES MANAGERS:

/s/ M. Barton Harrington
M. Barton Harrington, as the “HSB Series Manager”

/s/ Tom Huxtable
Tom Huxtable, as the “WG Series Manager”

Schedule A hereto, to engage in residential mortgage lending and the provision of residential mortgage brokerage services and to engage in all related business as necessary, incidental or convenient to carry on the business of the Series, or as may be mutually agreed upon by the Members associated with this Series.

10. Headings. The headings in this Separate Series Agreement are included for convenience and identification only and are in no way intended to describe, interpret, define or limit the scope, extent, or intent of this Separate Series Agreement or any provision hereof.

11. Severability. The invalidity or unenforceability of any particular provision of this Separate Series Agreement shall not affect the other provisions hereof, and this Separate Series Agreement shall be construed in all respects as if such invalid or unenforceable provision was omitted.

12. Integration. This Separate Series Agreement and the LLC Operating Agreement constitute the entire agreement among the parties hereto pertaining to the subject matter hereof and supersede all prior agreements and understandings pertaining thereto.

13. Counterparts. This Separate Series Agreement may be executed in any number of counterparts with the same effect as if all parties had signed the same document. All counterparts shall be construed together and shall constitute one instrument.

14. Governing Law. This Separate Series Agreement and the rights of the parties hereunder shall be interpreted in accordance with the laws of the State of Delaware, and all rights and remedies shall be governed by such laws without regard to principles of conflict of laws.

IN WITNESS WHEREOF, the parties hereto have executed this Separate Series Agreement as of the date first-above stated.

SERIES MEMBERS:		HOMESTREET/WMS, INC., a Washington corporation

	By:	/s/ Richard W.H. Bennion
		its:	Vice Chairman

-		WINDERMERE REAL ESTATE/SBA, INC.

	By:	/s/ Will Bruce
		Its:	Pres.

SERIES MANAGERS:	/s/ M. Barton Harrington
M. Barton Harrington, as the “HSB Series Manager”

/s/ Will Bruce
Will Bruce, as the “WG Series Manager”

9. Business. The separate business of this Series shall be to own, operate, maintain and dispose of, all in accordance with the LLC Operating Agreement, the assets listed on Schedule A hereto, to engage in residential mortgage lending and the provision of residential mortgage brokerage services and to engage in all related business as necessary, incidental or convenient to carry on the business of the Series, or as may be mutually agreed upon by the Members associated with this Series.

10. Headings. The headings in this Separate Series Agreement are included for convenience and identification only and are in no way intended to describe, interpret, define or limit the scope, extent, or intent of this Separate Series Agreement or any provision hereof.

11. Severability. The invalidity or unenforceability of any particular provision of this Separate Series Agreement shall not affect the other provisions hereof, and this Separate Series Agreement shall be construed in all respects as if such invalid or unenforceable provision was omitted.

12. Integration. This Separate Series Agreement and the LLC Operating Agreement constitute the entire agreement among the parties hereto pertaining to the subject matter hereof and supersede all prior agreements and understandings pertaining thereto.

13. Counterparts. This Separate Series Agreement may be executed in any number of counterparts with the same effect as if all parties had signed the same document. All counterparts shall be construed together and shall constitute one instrument.

14. Governing Law. This Separate Series Agreement and the rights of the parties hereunder shall be interpreted in accordance with the laws of the State of Delaware, and all rights and remedies shall be governed by such laws without regard to principles of conflict of laws.

IN WITNESS WHEREOF, the parties hereto have executed this Separate Series Agreement as of the date first-above stated.

SERIES MEMBERS:	HOMESTREET/WMS, INC., a Washington corporation

	By:	/s/ Richard W.H. Bennion
Its:

JNJ LLC

	By:	/s/ James Scott
Its:
/s/ Nate Scott

SERIES MANAGERS:	/s/ M. Barton Harrington
M. Barton Harrington, as the “HSB Series Manager”

/s/ Nate Scott
Nate Scott, as the “WG Series Manager”

9. Business. The separate business of this Series shall be to own, operate, maintain and dispose of, all in accordance with the LLC Operating Agreement, the assets listed on Schedule A hereto, to engage in residential mortgage lending and the provision of residential mortgage brokerage services and to engage in all related business as necessary, incidental or convenient to carry on the business of the Series, or as may be mutually agreed upon by the Members associated with this Series.

10. Headings. The headings in this Separate Series Agreement are included for convenience and identification only and are in no way intended to describe, interpret, define or limit the scope, extent, or intent of this Separate Series Agreement or any provision hereof.

11. Severability. The invalidity or unenforceability of any particular provision of this Separate Series Agreement shall not affect the other provisions hereof, and this Separate Series Agreement shall be construed in all respects as if such invalid or unenforceable provision was omitted.

12. Integration. This Separate Series Agreement and the LLC Operating Agreement constitute the entire agreement among the parties hereto pertaining to the subject matter hereof and supersede all prior agreements and understandings pertaining thereto.

13. Counterparts. This Separate Series Agreement may be executed in any number of counterparts with the same effect as if all parties had signed the same document. All counterparts shall be construed together and shall constitute one instrument.

14. Governing Law. This Separate Series Agreement and the rights of the parties hereunder shall be interpreted in accordance with the laws of the State of Delaware, and all rights and remedies shall be governed by such laws without regard to principles of conflict of laws.

IN WITNESS WHEREOF, the parties hereto have executed this Separate Series Agreement as of the date first-above stated.

SERIES MEMBERS:	HOMESTREET/WMS, INC., a Washington corporation

	By:	/s/ Richard W.H. Bennion
		Its:	Vice Chairman

SKAGIT MORTGAGE SERVICES LLC

	By:	/s/ Nate Scott
		Its:	VP

I, Nate Scott, as the WG Series Manager for Windermere Mortgage Services Series LLC/Skagit Valley, have read and agree to be bound by the Separate Series Agreement dated May 1, 2005, a copy of which is attached to this Agreement.

/s/ Nate Scott
Nate Scott, as the “WG Series Manager”

4/1/2010
Date

Vice President/Branch Manager:	Teresa Stull

Vice President/Branch Manager:	Cliff Taylor

9. Business. The separate business of this Series shall be to own, operate, maintain and dispose of, all in accordance with the LLC Operating Agreement, the assets listed on Schedule A hereto, to engage in residential mortgage lending and the provision of residential mortgage brokerage services and to engage in all related business as necessary, incidental or convenient to carry on the business of the Series, or as may be mutually agreed upon by the Members associated with this Series.

10. Headings. The headings in this Separate Series Agreement are included for convenience and identification only and are in no way intended to describe, interpret, define or limit the scope, extent, or intent of this Separate Series Agreement or any provision hereof.

11. Severability. The invalidity or unenforceability of any particular provision of this Separate Series Agreement shall not affect the other provisions hereof, and this Separate Series Agreement shall be construed in all respects as if such invalid or unenforceable provision was omitted.

12. Integration. This Separate Series Agreement and the LLC Operating Agreement constitute the entire agreement among the parties hereto pertaining to the subject matter hereof and supersede all prior agreements and understandings pertaining thereto.

13. Counterparts. This Separate Series Agreement may be executed in any number of counterparts with the same effect as if all parties had signed the same document. All counterparts shall be construed together and shall constitute one instrument.

14. Governing Law. This Separate Series Agreement and the rights of the parties hereunder shall be interpreted in accordance with the laws of the State of Delaware, and all rights and remedies shall be governed by such laws without regard to principles of conflict of laws.

IN WITNESS WHEREOF, the parties hereto have executed this Separate Series Agreement as of the date first-above stated.

SERIES MEMBERS:	HOMESTREET/WMS, INC., a Washington corporation

	By:	/s/ Richard W. H. Bennion
		Its:	Vice Chairman

WINDERMERE RAL ESTATE/SOUTH, INC.

	By:	/s/ Rich Menti
		Its:	PRESIDENT

SERIES MANAGERS:	/s/ M. Barton Harrington
M. Barton Harrington, as the “HSB Series Manager”

/s/ Rich Monti For Michael Ratcliffe, as the “WG Series Manager”

9. Business. The separate business of this Series shall be to own, operate, maintain and dispose of, all in accordance with the LLC Operating Agreement, the assets listed on Schedule A hereto, to engage in residential mortgage lending and the provision of residential mortgage brokerage services and to engage in all related business as necessary, incidental or convenient to carry on the business of the Series, or as may be mutually agreed upon by the Members associated with this Series.

10. Headings. The headings in this Separate Series Agreement are included for convenience and identification only and are in no way intended to describe, interpret, define or limit the scope, extent, or intent of this Separate Series Agreement or any provision hereof.

11. Severability. The invalidity or unenforceability of any particular provision of this Separate Series Agreement shall not affect the other provisions hereof, and this Separate Series Agreement shall be construed in all respects as if such invalid or unenforceable provision was omitted.

12. Integration. This Separate Series Agreement and the LLC Operating Agreement constitute the entire agreement among the parties hereto pertaining to the subject matter hereof and supersede all prior agreements and understandings pertaining thereto.

13. Counterparts. This Separate Series Agreement may be executed in any number of counterparts with the same effect as if all parties had signed the same document. All counterparts shall be construed together and shall constitute one instrument.

14. Governing Law. This Separate Series Agreement and the rights of the parties hereunder shall be interpreted in accordance with the laws of the State of Delaware, and all rights and remedies shall be governed by such laws without regard to principles of conflict of laws.

IN WITNESS WHEREOF, the parties hereto have executed this Separate Series Agreement as of the date first-above stated.

SERIES MEMBERS:	HOMESTREET/WMS, INC., a Washington corporation

	By:	/s/ Richard W. H. Bennion
		Its:	Vice Chairman

WINDERMERE PROFESSIONAL PARTNERS

	By:	/s/ Jeff Jensen
Its:

SERIES MANAGERS:	/s/ M. Barton Harrington
M. Barton Harrington, as the “HSB Series Manager”

/s/ Jeff Jensen
Jeff Jensen, as the “WG Series Manager”

Schedule A hereto, to engage in residential mortgage lending and the provision of residential mortgage brokerage services and to engage in all related business as necessary, incidental or convenient to carry on the business of the Series, or as may be mutually agreed upon by the Members associated with this Series.

10. Headings. The headings in this Separate Series Agreement are included for convenience and identification only and are in no way intended to describe, interpret, define or limit the scope, extent, or intent of this Separate Series Agreement or any provision hereof.

11. Severability. The invalidity or unenforceability of any particular provision of this Separate Series Agreement shall not affect the other provisions hereof, and this Separate Series Agreement shall be construed in all respects as if such invalid or unenforceable provision was omitted

12. Integration. This Separate Series Agreement and the LLC Operating Agreement constitute the entire agreement among the parties hereto pertaining to the subject matter hereof and supersede all prior agreements and understandings pertaining thereto.

13. Counterparts. This Separate Series Agreement may be executed in any number of counterparts with the same effect as if all parties had signed the same document. All counterparts shall be construed together and shall constitute one instrument.

14. Governing Law. This Separate Series Agreement and the rights of the parties hereunder shall be interpreted in accordance with the laws of the State of Delaware, and all rights and remedies shall be governed by such laws without regard to principles of conflict of laws.

IN WITNESS WHEREOF, the parties hereto have executed this Separate Series Agreement as of the date first-above stated.

SERIES MEMBERS:	HOMESTREET/WMS, INC., a Washington corporation

	By:	/s/ Richard W. H. Bennion
		Its:	Vice Chairman

WINDERMERE REAL ESTATE/VALLEY, INC.

	By:	/s/ Catherine C. Moye
		Its:	President

SERIES MANAGERS:	/s/ M. Barton Harrington M. Barton Harrington, as the “HSB Series Manager”

/s/ Cate Moye Cate Moye’, as the “WG Series Manager”

9. Business. The separate business of this Series shall be to own, operate, maintain and dispose of, all in accordance with the LLC Operating Agreement, the assets listed on Schedule A hereto, to engage in residential mortgage lending and the provision of residential mortgage-brokerage services and to engage in all related business as necessary, incidental or convenient to carry on the business of the Series, or as may be mutually agreed upon by the Members associated with this Series.

10. Headings. The headings in this Separate Series Agreement are included for convenience and identification only and are in no way intended to describe, interpret, define or limit the scope, extent, or intent of this Separate Series Agreement or any provision hereof.

11. Severability. The invalidity or unenforceability of any particular provision of this Separate Series Agreement shall not affect the other provisions hereof, and this Separate Series Agreement shall be construed in all respects as if such invalid or unenforceable provision was omitted.

12. Integration. This Separate Series Agreement and the LLC Operating Agreement constitute the entire agreement among the parties hereto pertaining to the subject matter hereof and supersede all prior agreements and understandings pertaining thereto.

13. Counterparts. This Separate Series Agreement may be executed in any number of counterparts with the same effect as if all parties had signed the same document. All counterparts shall be construed together and shall constitute one instrument.

14. Governing Law. This Separate Series Agreement and the rights of the parties hereunder shall be interpreted in accordance with the laws of the State of Delaware, and all rights and remedies shall be governed by such laws without regard to principles of conflict of laws.

IN WITNESS WHEREOF, the parties hereto have executed this Separate Series Agreement as of the date first-above stated.

SERIES MEMBERS:	HOMESTREET/WMS, INC., a Washington corporation

	By:	/s/ Richard W.H. Bennion
		Its:	Vice Chairman

WINDERMERE REAL ESTATE/WALL STREET, INC.

	By:	/s/ Rich Gangnes
		Its:	PRESIDENT

SERIES MANAGERS:	/s/ M. Barton Harrington M. Barton Harrington, as the “HSB Series Manager”
/s/ Rich Gangnes Rich Gangnes, as the “WG Series Manager”

9. Business. The separate business of this Series shall be to own, operate, maintain and dispose of all in accordance with the LLC Operating Agreement, the assets listed on Schedule A hereto, to engage in residential mortgage lending and the provision of residential mortgage brokerage services and to engage in all related business as necessary, incidental or convenient to carry on the business of the Series, or as may be mutually agreed upon by the Members associated with this Series.

10. Headings. The headings in this Separate Series Agreement are included for convenience and identification only and are in no way intended to describe, interpret, define or limit the scope, extent, or intent of this Separate Series Agreement or any provision hereof.

11. Severability. The invalidity or unenforceability of any particular provision of this Separate Series Agreement shall not affect the other provisions hereof, and this Separate Series Agreement shall be construed in all respects as if such invalid or unenforceable provision was omitted.

12. Integration. This Separate Series Agreement and the LLC Operating Agreement constitute the entire agreement among the parties hereto pertaining to the subject matter hereof and supersede all prior agreements and understandings pertaining thereto.

13. Counterparts. This Separate Series Agreement may be executed in any number of counterparts with the same effect as if all parties had signed the same document. All counterparts shall be construed together and shall constitute one instrument.

14. Governing Law. This Separate Series Agreement and the rights of the parties hereunder shall be interpreted in accordance with the laws of the State of Delaware, and all rights and remedies shall be governed by such laws without regard to principles of conflict of laws.

IN WITNESS WHEREOF, the parties hereto have executed this Separate Series Agreement as of the date first-above stated.

SERIES MEMBERS:	HOMESTREET/WMS, INC., a Washington corporation

	By:	/s/ Richard W.H. Bennion
		Its:	Vice Chairman

SIMCOCK ENTERPRISES, L.L.C.

	By:	/s/ Doug Simcock
		Its:	President

SERIES MANAGERS:	/s/ M. Barton Harrington M. Barton Harrington, as the “HSB Series Manager”
/s/ Douglas R. Simcock Douglas R. Simcock, as the “WG Series Manager”

9. Business. The separate business of this Series shall be to own, operate, maintain and dispose of, all in accordance with the LLC Operating Agreement, the assets listed on Schedule A hereto, to engage in residential mortgage lending and the provision of residential mortgage brokerage services and to engage in all related business as necessary, incidental or convenient to carry on the business of the Series, or as may be mutually agreed upon by the Members associated with this Series.

10. Headings. The headings in this Separate Series Agreement are included for convenience and identification only and are in no way intended to describe, interpret, define or limit the scope, extent, or intent of this Separate Series Agreement or any provision hereof.

11. Severability. The invalidity or unenforceability of any particular provision of this Separate Series Agreement shall not affect the other provisions hereof, and this Separate Series Agreement shall be construed in all respects as if such invalid or unenforceable provision was omitted.

12. Integration. This Separate Series Agreement and the LLC Operating Agreement constitute the entire agreement among the parties hereto pertaining to the subject matter hereof and supersede all prior agreements and understandings pertaining thereto.

13. Counterparts. This Separate Series Agreement may be executed in any number of counterparts with the same effect as if all parties had signed the same document. All counterparts shall be construed together and shall constitute one instrument.

14. Governing Law. This Separate Series Agreement and the rights of the parties hereunder shall be interpreted in accordance with the laws of the State of Delaware, and all rights and remedies shall be governed by such laws without regard to principles of conflict of laws.

IN WITNESS WHEREOF, the parties hereto have executed this Separate Series Agreement as of the date first-above stated.

SERIES MEMBERS:	HOMESTREET/WMS, INC., a Washington corporation

	By:	/s/ Richard W.H. Bennion
		Its:	Vice Chairman

WINDERMERE REAL ESTATE, WEST CAMPUS, INC.

	By:	/s/ John Tidwell
		Its:	President

SERIES MANAGERS:	/s/ M. Barton Harrington M. Barton Harrington, as the “HSB Series Manager”
/s/ John Tidwell John Tidwell, as the “WG-Series Manager”

9. Business. The separate business of this Series shall be to own, operate, maintain and dispose of, all in accordance with the LLC Operating Agreement, the assets listed on Schedule A hereto, to engage in residential mortgage lending and the provision of residential mortgage brokerage services and to engage in all related business as necessary, incidental or convenient to carry on the business of the Series, or as may be mutually agreed upon by the Members associated with this Series.

10. Headings. The headings in this Separate Series Agreement are included for convenience and identification only and are in no way intended to describe, interpret, define or limit the scope, extent, or intent of this Separate Series Agreement or any provision hereof.

11. Severability. The invalidity or unenforceability of any particular provision of this Separate Series Agreement shall not affect the other provisions hereof, and this Separate Series Agreement shall be construed in all respects as if such invalid or unenforceable provision was omitted.

12. Integration. This Separate Series Agreement and the LLC Operating Agreement constitute the entire agreement among the parties hereto pertaining to the subject matter hereof and supersede all prior agreements and understandings pertaining thereto.

13. Counterparts. This Separate Series Agreement may be executed in any number of counterparts with the same effect as if all parties had signed the same document. All counterparts shall be construed together and shall constitute one instrument.

14. Governing Law. This Separate Series Agreement and the rights of the parties hereunder shall be interpreted in accordance with the laws of the State of Delaware, and all rights and remedies shall be governed by such laws without regard to principles of conflict of laws.

IN WITNESS WHEREOF, the parties hereto have executed this Separate Series Agreement as of the date first-above stated.

SERIES MEMBERS:	HOMESTREET/WMS, INC., a Washington corporation

	By:	/s/ Richard W.H. Bennion
		Its:	Vice Chairman

HOMESTREET/WMS, INC.

	By:	/s/ Richard W.H. Bennion
		Its:	Vice Chairman

SERIES MANAGERS:	/s/ M. Barton Harrington
M. Barton Harrington, as the “HSB Series Manager”

/s/ Rich Bennion
Rich Bennion, as the “WG Series Manager”

9. Business. The separate business of this Series shall be to own, operate, maintain and dispose of, all in accordance with the LLC Operating Agreement, the assets listed on Schedule A hereto, to engage in residential mortgage lending and the provision of residential mortgage brokerage services and to engage in all related business as necessary, incidental or convenient to carry on the business of the Series, or as may be mutually agreed upon by the Members associated with this Series.

10. Headings. The headings in this Separate Series Agreement are included for convenience and identification only and are in no way intended to describe, interpret, define or limit the scope, extent, or intent of this Separate Series Agreement or any provision hereof.

11. Severability. The invalidity or unenforceability of any particular provision of this Separate Series Agreement shall not affect the other provisions hereof, and this Separate Series Agreement shall be construed in all respects as if such invalid or unenforceable provision was omitted.

12. Integration. This Separate Series Agreement and the LLC Operating Agreement constitute the entire agreement among the parties hereto pertaining to the subject matter hereof and supersede all prior agreements and understandings pertaining thereto.

13. Counterparts, This Separate Series Agreement may be executed in any number of counterparts with the same effect as if all parties had signed the same document. All counterparts shall be construed together and shall constitute one instrument.

14. Governing Law. This Separate Series Agreement and the rights of the parties hereunder shall be interpreted in accordance with the laws of the State of Delaware, and all rights and remedies shall be governed by such laws without regard to principles of conflict of laws.

IN WITNESS WHEREOF, the parties hereto have executed this Separate Series Agreement as of the date first-above stated.

SERIES MEMBERS:	HOMESTREET/WMS, INC., a Washington corporation

	By:	/s/ Richard W.H. Bennion
		Its:	Vice chairman

WINDEREMERE REAL ESTATE CO.

	By:	/s/ Ob Jacobi
		Its:	Owner

SERIES MANAGERS:	/s/ M. Barton Harrington M. Barton Harrington as the “HSB Series Manager”
/s/ Ob Jacobi Ob Jacobi, as the “WG Series Manager”

SEPARATE SERIES AGREEMENT

SERIES M2

SIGNATURE PAGE

WINDERMERE MORTGAGE SERVICES SERIES LLC/M2

(Formerly Windermere Mortgage Services Series LLC/M.H. – Amended 1/1/07)

SERIES MEMBERS:	HOMESTREET/WMS, INC., a Washington corporation

	By:	/s/ Richard W.H. Bennion
		Its:	Vice Chairman

WINDERMERE REAL ESTATE/M2, INC.

	By:	[Illegible Signature]
Its:

SERIES MANAGERS:	/s/ M. Barton Harrington
M. Barton Harrington, as the “HSB Series Manager”

/s/ David Maider
David Maider, as the “WG Series Manager”

EXHIBIT E

AMENDMENT NO. 1 TO

CAPITAL MAINTENANCE REQUIREMENT FOR EACH SERIES

Series	Capital Maintenance Requirement
Windermere Mortgage Services Series LLC/ American NW Realty	$50,000
Windermere Mortgage Services Series LLC/ AT	$90,000
Windermere Mortgage Services Series LLC/ East	$90,000
Windermere Mortgage Services Series LLC/ Everett	$50,000
Windermere Mortgage Services Series LLC/ GH	$70,000
Windermere Mortgage Services Series LLC/ HKW	$50,000
Windermere Mortgage Services Series LLC/ Maple Valley	$50,000
Windermere Mortgage Services Series LLC/ M2	$50,000
Windermere Mortgage Services Series LLC/ North	$50,000
Windermere Mortgage Services Series LLC/ Northeast	$50,000
Windermere Mortgage Services Series LLC/ Northwest	$50,000
Windermere Mortgage Services Series LLC/ Oak Tree	$50,000
Windermere Mortgage Services Series LLC/Renton	$50,000
Windermere Mortgage Services Series LLC/South	$130,000

Series	Capital Maintenance Requirement
Windermere Mortgage Services Series LLC/Valley	$50,000
Windermere Mortgage Services Series LLC/Wall Street	$70,000
Windermere Mortgage Services Series LLC/WRE	$70,000
Windermere Mortgage Services Series LLC/ Auburn	$50,000
Windermere Mortgage Services Series LLC/ North Wall Street	$50,000
Windermere Mortgage Services Series LLC/ Pacific West Properties	$50,000
Windermere Mortgage Services Series LLC/Paragon	$50,000
Windermere Mortgage Services Series LLC/WMS Online	$100,000
Windermere Mortgage Services Series LLC/Skagit Valley	$63,000
Windermere Mortgage Services Series LLC/Manito	$50,000
Windermere Mortgage Services Series LLC/SBA	$50,000
Windermere Mortgage Services Series LLC/Tacoma Professional Partners	$63,000
Windermere Mortgage Services Series LLC/West Campus	$50,000
Windermere Mortgage Services Series LLC/Mill Creek	$50,000
Windermere Mortgage Services Series LLC/Central	$50,000
Windermere Mortgage Services Series LLC/Walla Walla	$50,000

Series	Capital Maintenance Requirement
Windermere Mortgage Services Series LLC/Kitsap	$50,000

Revised: 07.01.09

EXHIBIT F-l

ENTITY LEVEL FUNCTIONS

Part 1. Administrative.

(a) Legal services and support, including, but not limited to, (i) document review and preparation; (ii) advice regarding legal and regulatory compliance; and (iii) litigation management, to include title claims and third party litigation, as well as regulatory complaints or investigations.

(b) Human resources services and support, including, but not limited to, (i) consultation and advice regarding personnel issues, (ii) benefits and compensation analysis, (iii) data entry for new employees and payroll tracking and (iv) benefits plan administration support.

(c) Marketing services and support, including, but not limited to, (i) consultation regarding marketing best practices and collateral materials and (ii) advice regarding website design and construction.

(d) Finance and accounting services and support, including, but not limited to, (i) systems and data entry support for generation of routine financial statements and reports, (ii) accounts payable services, (iii) audit and tax preparation support and (iv) payroll administration.

(e) Administrative support in connection with obtaining property, liability and E&O insurance.

(f) Information systems services and support, including, but not limited to, (i) computer and phone systems services and support, (ii) electronic data storage service, (iii) equipment acquisition and maintenance and (iv) information services helpdesk and network services.

(g) Quality control services and support, including, but not limited to, (i) quality control audits of loans closed by the Service Recipient, in accordance with regulatory requirements, (ii) quality control support regarding annual branch audits, (iii) HMDA and LAR report compilations, and (iv) production of reports in connection with the foregoing.

(h) Overall management and strategic planning at entity level.

(i) Overall operational support to individual series as needed.

(j) Management of Warehouse line.

(k) Management of Brokerage and Correspondent Relationships with third-party lenders.

(l) Management of relationships with HUD and with secondary market agencies (FNMA, FHLMC).

(m) Management of specialized lending programs such as state first time home buyer programs.

(l) Management of entity and series level bank accounts; financial reporting at the entity level and to the series; payment of receivables from series level accounts.

(m) Phone System Support.

(n) Provide resources for research, analysis and implementation of new processes or system initiatives.

(o) Budgeting at entity level and assistance with series level budgeting.

(p) Assistance with audits.

(q) Process payroll and maintenance of payroll changes.

Part 2. Mortgage Loan Origination Services.

(a) Underwriting services outside the DU process, including appraisal review.

(b) Secondary marketing operations services, loan file review and shipping services, including, but not limited to, (i) imaging of closed loan files, (ii) preparation of documentation to satisfy insurance requirements of the Federal Housing Administration and the Department of Veterans;’ Affairs, (iii) MERS assignments and (iv) receipt and custody of original notes.

(c) Interest rate risk management consultation and support, and mark to market reporting.

(d) Systems and administrative support for loan origination functions, including, but not limited to, consultation, support and training for, and maintenance of, production and point-of-sale software, databases and systems.

(e) The following “back office” loan processing functions:

(i) “Ordering out” of flood determinations, appraisal, title and escrow”.

(ii) Coordination of escrow and closing process.

(iii) preparation of closing documents and regulatory disclosures.

(iv) Funding of loan.

(v) MERS Assignments.

(vi) sale and shipping of closed loans.

(vii) Advocacy with third party lenders on loans to be brokered or sold.

EXHIBIT F-2

SERIES LEVEL FUNCTIONS

Part 1. Administrative.

(a) Development of a business plan and marketing plan, to be updated as needed but on at least an annual basis. Marketing plan to include identifying (and pursuing) potential sources of business through existing personal and community contacts and referral sources, including realtors, builders, buyers, sellers and the general community, and expanding existing customer relationships.

(b) Coordinate advertising.

(c) Marketing research as needed in connection with items (a) and (b) above.

(d) Interactions with real estate office in which series office is located.

(e) Review and monitoring of series level performance and Mortgage Consultant/Branch Manager performance in comparison to business plan and revenue and expense projections.

(f) Series level personnel issues, to include evaluation of Mortgage Consultant/Branch Manager and hiring of new series level personnel as needed. Monitoring of salary and benefits to assure consistency with market and employee retention.

(g) Employee training as needed.

(h) Provide input to entity level managers with respect to lending products, processes, pricing and marketing strategies, and possible areas of improvement.

Part 2. Mortgage Loan Origination Services.

(a) Analyze customers’ financial needs and overall financial status. Recommend loan products and other services that are in the best interest of the customer given the customer's financial status, goals, needs, etc.

(b) Manage the loan application process, including conducting application interviews, assisting customers in completing loan applications, accumulating information to be verified, identifying additional information to be provided or obtained, and providing all disclosures and forms to customers as required by company policy.

Take complete application in accordance with the Windermere Mortgage Services (“WMS”) loan file workflow.

(c) Complete preliminary analysis of loan using WMS and investor underwriting guidelines.

(d) Input and upload application on POS (point of sale) system within WMS guidelines.

(e) Input loan file in DU (Desktop Underwriter) or other designated underwriting systems utilized by WMS, within WMS guidelines.

(f) Negotiate fees, discounts, rates and rate locks, and other terms and conditions on loans within WMS guidelines. Monitor rate locks and extend as necessary.

(g) Advocate customer interests throughout the transaction as needed. Remain the primary point of contact with the customer throughout the loan process. Obtain or assist in obtaining from the customer any needed post-closing documentation.

(h) Direct the WMS entity level processor assigned to each loan and perform a weekly file review with the processor of all loans in process, reviewing missing items still needed.

(i) Remain in contact with the customer after completion of transaction to review additional and future financial needs.

(j) Regulatory compliance in connection with series level functions.

WINDERMERE MORTGAGE SERVICES SERIES LLC

AMENDED AND RESTATED

LIMITED LIABILITY COMPANY OPERATING AGREEMENT

MANAGER SIGNATURE PAGE

HSB LLC MANAGER

By:	/s/ Richard W.H. Bennion
Richard W.H. Bennion

Title:	HSB LLC, Manager

HSB LLC MANAGER

By:	/s/ Joan Enticknap
Joan Enticknap

Title:	HSB LLC, Manager

HSB LLC MANAGER

By:	/s/ Bruce W. Williams
Bruce W. Williams

Title:	HSB LLC, Manager

HSB LLC MANAGER

By:	/s/ Debra L. Johnson
Debra L. Johnson

Title:	HSB LLC, Manager

WG LLC MANAGER

By:	/s/ William A McMahan
William A McMahan

Title:	WG LLC, Manager

WG LLC MANAGER

By:	/s/ Rick A. Menti
Rick A. Menti

Title:	WG LLC, Manager

WG LLC MANAGER

By:	/s/ Don Riley
Don Riley

Title:	WG LLC, Manager

WG LLC MANAGER

By:	/s/ Gregory R. Hoff
Gregory R. Hoff

Title:	WG LLC, Manager

WINDERMERE MORTGAGE SERVICES SERIES LLC

AMENDED AND RESTATED

LIMITED LIABILITY COMPANY OPERATING AGREEMENT

SIGNATURE PAGE

WINDERMERE MORTGAGE SERVICES SERIES LLC/AMERICAN NW REALTY

AMERICAN NORTHWEST REALTY, INC.

By:	/s/ Stephen A. Skibbs
	Title:	Owner / President

HOMESTREET/WMS, INC., a Washington corporation

By:	/s/ Richard W.H. Bennion
	Title:	Vice Chairman

WINDERMERE MORTGAGE SERVICES SERIES LLC/AT

WINDERMERE CRONIN & CAPLAN REALTY GROUP, INC.

By:	/s/ Joan Tate Allen
	Title:	Vice President

HOMESTREET/WMS, INC., a Washington corporation

By:	/s/ Richard W.H. Bennion
	Title:	Vice Chairman

WINDERMERE MORTGAGE SERVICES SERIES LLC/EAST

WINDERMERE REAL ESTATE/EAST, INC.

By:	/s/ Joe Deasy
	Title:	VP-Treasurer

HOMESTREET/WMS, INC., a Washington corporation

By:	/s/ Richard W.H. Bennion
	Title:	Vice Chairman

WINDERMERE MORTGAGE SERVICES SERIES LLC/EVERETT

WINDERMERE REAL ESTATE/EVERETT, INC.

By:	/s/ Von Holden
	Title:	PRESIDENT

HOMESTREET/WMS, INC., a Washington corporation

By:	/s/ Richard W.H. Bennion
	Title:	Vice Chairman

WINDERMERE MORTGAGE SERVICES SERIES LLC/GH

WINDERMERE REAL ESTATE/G.H. LLC

By:	/s/ Greg Hoff
	Title:	Manager

HOMESTREET/WMS, INC., a Washington corporation

By:	/s/ Richard W.H. Bennion
	Title:	Vice Chairman

WINDERMERE MORTGAGE SERVICES SERIES LLC/HKW

WINDERMERE REAL ESTATE/HKW, INC.

By:	/s/ Renee Sayatovic
	Title:	PRESIDENT

HOMESTREET/WMS, INC., a Washington corporation

By:	/s/ Richard W.H. Bennion
	Title:	Vice Chairman

WINDERMERE MORTGAGE SERVICES SERIES LLC/MAPLE VALLEY

WINDERMERE REAL ESTATE/MAPLE VALLEY, INC.

By:	/s/ Rich Menti
	Title:	SEC/TREAS

HOMESTREET/WMS, INC., a Washington corporation

By:	/s/ Richard W.H. Bennion
	Title:	Vice Chairman

WINDERMERE MORTGAGE SERVICES SERIES LLC/MH

WINDERMERE REAL ESTATE/M.H., INC.

By:	/s/ Will McMahon
	Title:	President

HOMESTREET/WMS, INC., a Washington corporation

By:	/s/ Richard W.H. Bennion
	Title:	Vice Chairman

WINDERMERE MORTGAGE SERVICES SERIES LLC/NORTH

WINDERMERE REAL ESTATE/NORTH, INC.

By:	/s/ Richard W. Wood
	Title:	Pres.

HOMESTREET/WMS, INC., a Washington corporation

By:	/s/ Richard W.H. Bennion
	Title:	Vice Chairman

WINDERMERE MORTGAGE SERVICES SERIES LLC/NORTHEAST

JHW ASSOCIATES, INC.

By:	/s/ Darrell Whittaker
	Title:	VP

HOMESTREET/WMS, INC., a Washington corporation

By:	/s/ Richard W.H. Bennion
	Title:	Vice Chairman

WINDERMERE MORTGAGE SERVICES SERIES LLC/NORTHWEST

WINDERMERE REAL ESTATE/NORTHWEST, INC.

By:	/s/ Kari L. Hedman
	Title:	VP

HOMESTREET/WMS, INC., a Washington corporation

By:	/s/ Richard W.H. Bennion
	Title:	Vice Chairman

WINDERMERE MORTGAGE SERVICES SERIES LLC/OAK TREE

WINDERMERE REAL ESTATE/OAK TREE, INC.

By:	/s/ Philip V. Leng
	Title:	President

HOMESTREET/WMS, INC., a Washington corporation

By:	/s/ Richard W.H. Bennion
	Title:	Vice Chairman

WINDERMERE MORTGAGE SERVICES SERIES LLC/RENTON

WINDERMERE REAL ESTATE/RENTON, INC.

By:	/s/ Tom Huxtable
	Title:	PRESIDENT

HOMESTREET/WMS, INC., a Washington corporation

By:	/s/ Richard W.H. Bennion
	Title:	Vice Chairman

WINDERMERE MORTGAGE SERVICES SERIES LLC/SOUTH

WINDERMERE REAL ESTATE/SOUTH, INC.

By:	/s/ Rich Menti
	Title:	PRESIDENT

HOMESTREET/WMS, INC., a Washington corporation

By:	/s/ Richard W.H. Bennion
	Title:	Vice Chairman

WINDERMERE MORTGAGE SERVICES SERIES LLC/VALLEY

WINDERMERE REAL ESTATE/VALLEY, INC.

By:	/s/ Catherine C. Maye
	Title:	President

HOMESTREET/WMS, INC, a Washington corporation

By:	/s/ Richard W.H. Bennion
	Title:	Vice Chairman

WINDERMERE MORTGAGE SERVICES SERIES LLC/WALL STREET

WDNDERMERE REAL ESTATE/WALL STREET, INC.

By:	/s/ Rich Gangnes
	Title:	President

HOMESTREET/WMS, INC., a Washington corporation

By:	/s/ Richard W.H. Bennion
	Title:	Vice Chairman

WINDERMERE MORTGAGE SERVICES SERIES LLC/WEST SOUND

WINDERMERE REAL ESTATE/WEST SOUND, INC.

By:	/s/ Jessica Kennedy
	Title:	Vice President

HOMESTREET/WMS, INC., a Washington corporation

By:	/s/ Richard W.H. Bennion
	Title:	Vice Chairman

WINDERMERE MORTGAGE SERVICES SERIES LLC/WRE

WINDERMERE REAL ESTATE CO.

By:	/s/ John Jacobi
	Title:	Owner

HOMESTREET/WMS, INC., a Washington corporation

By:	/s/ Richard W.H. Bennion

	Title:	Vice Chairman

WINDERMERE MORTGAGE SERVICES SERIES LLC

AMENDED AND RESTATED

LIMITED LIABILITY COMPANY OPERATING AGREEMENT

SIGNATURE PAGE

WINDERMERE MORTGAGE SERVICES SERIES LLC/NORTHEAST

PVCH Financial Systems LLC

By:	/s/ Peter V.C. Hickey 1/15/09
	Title:	PRESIDENT

HOMESTREET/WMS, INC., a Washington corporation

By:	Richard W.H. Bennion
	Title:	Vice Chairman

WINDERMERE MORTGAGE SERVICES SERIES LLC

AMENDED AND RESTATED

LIMITED LIABILITY COMPANY OPERATING AGREEMENT

SIGNATURE PAGE

WINDERMERE MORTGAGE SERVICES SERIES LLC/OAK TREE

WMJC, Inc.

By:	/s/ Matthew J. Carroll 2-1-0?
	Title:	President

HOMESTREET/WMS, INC., a Washington corporation

By:	/s/ Richard W.H. Bennion
	Title:	Chairman

WINDERMERE MORTGAGE SERVICES SERIES LLC

AMENDED AND RESTATED

LIMITED LIABILITY COMPANY OPERATING AGREEMENT

SIGNATURE PAGE

WINDERMERE MORTGAGE SERVICES SERIES LLC/WEST SOUND

DEMCO KIEBURTZ, INC. dba Windermere Real Estate/Kitsap, Inc.

By:	/s/ John Demco
	Title:	Member
	Date:	May 6, 2009

HOMESTREET/WMS, INC., a Washington corporation

By:	/s/ Richard W.H. Bennion
	Title:	Vice Chairman
	Date:	5/11/09

WINDERMERE MORTGAGE SERVICES SERIES LLC

AMENDED AND RESTATED

LIMITED LIABILITY COMPANY OPERATING AGREEMENT

SIGNATURE PAGE

WINDERMERE MORTGAGE SERVICES SERIES LLC/NORTH WALL STREET

BECKER MORTGAGE, LLC

By:	/s/ John Becker
	Title:	MGR

HOMESTREET/WMS, INC., a Washington corporation

By:	/s/ Richard W.H. Bennion
	Title:	Vice Chairman

WINDERMERE MORTGAGE SERVICES SERIES LLC

AMENDED AND RESTATED

LIMITED LIABILITY COMPANY OPERATING AGREEMENT

SIGNATURE PAGE

WINDERMERE MORTGAGE SERVICES SERIES LLC/WALLA WALLA

SIMCOCK ENTERPRISES, L.L.C.

By:	/s/ Douglas Simco
	Title:	member
	Date:	4/21/09

HOMESTREET/WMS, INC., a Washington corporation

By:	/s/ Richard W.H. Bennion
	Title:	Vice Chairman
	Date:	4/9/09

WINDERMERE MORTGAGE SERVICES SERIES LLC

AMENDED AND RESTATED

LIMITED LIABILITY COMPANY OPERATING AGREEMENT

MANAGER SIGNATURE PAGE

HSB LLC MANAGER

By:	/s/ Richard W.H. Bennion
Richard W.H. Bennion

Title:	HSB LLC, Manager

HSB LLC MANAGER

By:	/s/ Joan Enticknap
Joan Enticknap

Title:	HSB LLC, Manager

HSB LLC MANAGER

By:	/s/ Bruce W. Williams
Bruce W. Williams

Title:	HSB LLC, Manager

HSB LLC MANAGER

By:	/s/ Debra L. Johnson
Debra L. Johnson

Title:	HSB LLC, Manager

WG LLC MANAGER

By:	/s/ Don Riley
Don Riley

Title:	WG LLC, Manager

WG LLC MANAGER

By:	/s/ Gregory R. Hoff
Gregory R. Hoff

Title:	WG LLC, Manager

WG LLC MANAGER

By:	/s/ Joe Deasy
Joe Deasy

Title:	WG LLC, Manager

WG LLC MANAGER

By:	/s/ Brian Allen
Brian Allen

Title:	WG LLC, Manager

WINDERMERE MORTGAGE SERVICES SERIES LLC

AMENDED AND RESTATED

LIMITED LIABILITY COMPANY OPERATING AGREEMENT

SIGNATURE PAGE

WINDERMERE MORTGAGE SERVICES SERIES LLC/KITSAP

WINDERMERE KITSAP LLC

By:	/s/ Mike Pitts
	Title:	President
	Date:	6/30/09

HOMESTREET/WMS, INC., a Washington corporation

By:	/s/ Richard W.H. Bennion
	Title:	Vice Chairman
	Date:	6/29/09

WINDERMERE MORTGAGE SERVICES SERIES LLC

AMENDED AND RESTATED

LIMITED LIABILITY COMPANY OPERATING AGREEMENT

SIGNATURE PAGE

WINDERMERE MORTGAGE SERVICES SERIES LLC/SKAGIT VALLEY

SKAGIT MORTGAGE SERVICES LLC

By:	/s/ Nathaniel Scott
	Title:	KP
	Date:	4/1/2010

HOMESTREET/WMS, INC., a Washington corporation

By:	/s/ William W.H. Bennion
	Title:	Vice Chairman
	Date:	6/1/10